SCHEDULE 14A INFORMATION
                    PROXY STATEMENT PURSUANT TO SECTION 14(A)
                     OF THE SECURITIES EXCHANGE ACT OF 1934


Filed by the Registrant [X]

Filed by a Party other than the Registrant [ ]

Check the appropriate box:

[X] Preliminary Proxy Statement

[ ] Confidential, for Use of the Commission Only
    (as permitted by Rule 14a-6(e)(2))

[ ] Definitive Proxy Statement

[ ] Definitive Additional Materials

[ ] Soliciting Material Pursuant to 240.14a-11(c) or 240.14a-12

                          TELECOM COMMUNICATIONS, INC.
--------------------------------------------------------------------------------
                (Name of Registrant as Specified In Its Charter)
      (Name of Person(s) Filing Proxy Statement, if other than Registrant)

Payment of Filing Fee (Check the appropriate box):

[X] No fee required.

[_] Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11.

    1)  Title of each class of securities to which transaction applies:

        ________________________________________________________________________

    2)  Aggregate number of securities to which transaction applies:

        ________________________________________________________________________

    3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

        ________________________________________________________________________

    4)  Proposed maximum aggregate value of transaction:

        ________________________________________________________________________

    5)  Total fee paid:

        ________________________________________________________________________

[_] Fee paid previously with preliminary materials:

[_] Check box if any part of the fee is offset as provided by Exchange Act Rule
    0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

    6)  Amount previously paid:

        ________________________________________________________________________

    7)  Form, Schedule or Registration Statement No.:

        ________________________________________________________________________

    8)  Filing Party:

        ________________________________________________________________________

    9)  Date Filed:

        ________________________________________________________________________

                          TELECOM COMMUNICATIONS, INC.
                  ROOM 1602, 16/F, 5-9 OBSERVATORY COURT, TST,
                                HONG KONG, CHINA


Dear Shareholder:

     You are cordially invited to attend an Annual Meeting of the stockholders of Telecom Communications, Inc. (the "Company") to be held on February 28, 2005, at 10:00 a.m. (HKT) at Platino Room Lobby Floor, The Empire Hotel Kowloon, 62, Kimberley Road, TST, Hong Kong, China.

     At the Annual Meeting, you will be asked to consider and vote upon the following proposals: (i) to reincorporate the Company in the State of Delaware;
(ii) to approve a reverse split on a 1 to 2 basis of the issued and outstanding shares of common stock of the Company; and (iii) to elect a board of directors.

     The Board of Directors believes that reincorporation of the Company in the State of Delaware will provide added flexibility for both the management and business of the Company as more fully described further in the proxy statement and that the increase in the number of shares of Common Stock will be beneficial to the Company by providing it with the flexibility to respond to future business opportunities and needs as they arise. The purpose of the reverse split is to have a more manageable number of shares and to increase the price per share.

     The Board of Directors unanimously recommends that stockholders vote FOR each of the proposals described in the Proxy Statement.

     This proxy statement and the accompanying proxy are first being mailed to stockholders on or about January 13, 2005. Your prompt submission of a proxy card will be greatly appreciated.

                                     Sincerely,


                                     /s/ Shanhe Yang
                                     ---------------
                                     Name:  Shanhe Yang
                                     Title: Chief Executive Officer

                                     Room 1602, 16/F, 5-9 Observatory Court, TST
                                     Hong Kong, China
                                     January 13, 2005

                          TELECOM COMMUNICATIONS, INC.
                  ROOM 1602, 16/F, 5-9 OBSERVATORY COURT, TST,
                                HONG KONG, CHINA

                              ---------------------

                    NOTICE OF ANNUAL MEETING OF STOCKHOLDERS
                         to be held on February 28, 2005


To Our Stockholders:

     You are cordially invited to attend an Annual Meeting of stockholders (the "Annual Meeting") of Telecom Communications, Inc., an Indiana Corporation (the "Company"), which will be held at Platino Room Lobby Floor, The Empire Hotel Kowloon, 62, Kimberley Road, TST, Hong Kong, China on February 28, 2005 at 10:00 a.m. (HKT), for the following purposes:

     1. To consider and approve the reincorporation of the Company in the State of Delaware and adopt a new charter and bylaws as part of the merger; and

     2. To effectuate a reverse split of the outstanding shares of common stock on a two to one basis; and

     3.   To elect a board of directors; and

     4. Such other business as may properly come before the Annual Meeting of Stockholders or any adjournment thereof.

     Only holders of shares of Common Stock, $.001 par value (the "Common Stock"), of the Company of record at the close of business on January 13, 2005, will be entitled to notice of, and to vote at, the Annual Meeting or any adjournment or postponement thereof.

                                     By Order of the Board of Directors,

                                     /s/ Lijian Deng
                                     ---------------
                                     Name:  Lijian Deng
                                     Title: Corporate Secretary

                                     January 13, 2005

                                     Room 1602, 16/F, 5-9 Observatory Court, TST
                                     Hong Kong, China


                             YOUR VOTE IS IMPORTANT

   YOU ARE URGED TO COMPLETE, DATE, SIGN AND RETURN YOUR PROXY IN THE ENCLOSED
                                    ENVELOPE.

                          TELECOM COMMUNICATIONS, INC.
                   ROOM 1602, 16/F, 5-9 OBSERVATORY COURT TST,
                                HONG KONG, CHINA

                              ---------------------

                                 PROXY STATEMENT
                                January 13, 2005

                              ---------------------


     You are cordially invited to attend the Annual Meeting of Stockholders (the "Annual Meeting") of Telecom Communications, Inc., an Indiana corporation (the "Company"), which will be held at Platino Room Lobby Floor, The Empire Hotel Kowloon, 62, Kimberley Road, TST, Hong Kong, China on February 28, 2005 at 10:00 a.m., (HKT) and any adjournment or postponement thereof. This Proxy Statement and accompanying proxy are first being mailed to stockholders on or about January 13, 2005. This Proxy Statement and the accompanying proxy card are furnished in connection with the solicitation of proxies by the Board of Directors of the Company (the "Board") for use at the Annual Meeting, or at any adjournment or postponement thereof, for the purposes set forth in the accompanying notice of Annual Meeting.

                  PURPOSE OF THE ANNUAL MEETING; VOTING RIGHTS

     At the Annual Meeting, action will be taken on the following proposals:

     o Proposal 1 - To consider and approve the reincorporation of the Company in the State of Delaware (the "Reincorporation Proposal) and to adopt a new certificate of incorporation and bylaws as part of the merger. Proposal 1 requires the affirmative vote of a majority of the outstanding shares of Common Stock;

     o Proposal 2 - To authorize the Board of Directors to amend the Articles of Incorporation (the "Company's Articles") to effectuate a reverse split of the outstanding shares of common stock of the Company on a 1 to 2 basis. If Proposal 2 is approved, a reverse split would be adopted regardless of whether the Reincorporation Proposal is approved. If the Reincorporation Proposal is approved, Proposal 2 will require the affirmative vote of a majority of the outstanding shares of Common Stock. If the Reincorporation Proposal is not approved, Proposal 2 will require the affirmative vote of a majority of votes cast as is required under Indiana law; and

     o Proposal 3 - To elect directors to serve on the Board of Directors for a term of one year expiring at the 2006 annual meeting of stockholders or until their successors are duly elected. The 5 directors receiving the most number of votes shall be elected.

                     SUMMARY OF THE REINCORPORATION PROPOSAL

     The Board proposes, in Proposal 1 below, to reincorporate the Company in the State of Delaware. Currently, the Company is an Indiana corporation.

     This summary highlights selected information about the reincorporation proposal and may not contain all of the information that is important to you. To better understand the reincorporation proposal and for a complete description of the legal terms of the reincorporation, you should read this entire proxy statement carefully, as well as those additional documents to which we have referred you.

PRINCIPAL TERMS

     o In order to reincorporate as a Delaware company, the Company will organize a Delaware company and will own all of its stock. The Company will then merge into its new Delaware subsidiary, and the Delaware company will be the company that survives the merger. The surviving company's name will remain "Telecom Communications, Inc." ("Telecom Delaware").

     o Telecom Delaware will succeed to all of the rights, properties and assets and assume all of the liabilities of the Company, which will cease to exist as a result of the merger. The principal offices, business, management and capitalization of Telecom Delaware will remain the same as those of the Company.

     o Upon the effectiveness of the merger, every two (2) shares of Common Stock of the Company will automatically be converted into one (1) share of common stock in Telecom Delaware. The existing stock certificates of the Company (the Indiana corporation) will serve as valid stock certificates for Telecom Delaware until replaced.

     o Upon its reincorporation in Delaware, the Company become subject to the corporate laws of the State of Delaware and will no longer be subject to the corporate laws of the State of Indiana.

     o Although your rights as a stockholder will be governed by the laws of the State of Delaware, the certificate of incorporation and bylaws of Telecom Delaware will be substantially the same as the current articles of incorporation and bylaws of the Company. The only material change in the certificate of incorporation of Telecom Delaware from the current articles of incorporation of the Company is an increase in the number of authorized shares of Common Stock from 80,000,000 to 300,000,000.

RECOMMENDATION OF THE COMPANY'S BOARD

     o The Board of Directors has unanimously approved the proposed reincorporation of the Company in the State of Delaware and has determined that the reincorporation is in the best interests of the Company's stockholders. The Board of Directors unanimously recommends that you vote FOR the reincorporation proposal.

VOTE REQUIRED/CONDITIONS

     o The approval of a majority of the outstanding shares of Common Stock of the Company is required to approve the reincorporation proposal. However, before the reincorporation becomes effective, the Board of Directors may decide not to cause the reincorporation to occur if, for any reason, the Board of Directors determines that the reincorporation is no longer in the best interests of the Company.

FINANCIAL CONDITION OF TELECOM DELAWARE

     o Prior to the consummation of the merger with the Company, Telecom Delaware will have no material assets and no business operations and will be formed solely for the purpose of the reincorporation.

     o Upon consummation of the merger, Telecom Delaware will succeed to all of the rights, properties and assets and assume all of the liabilities of the Company by operation of law, and its financial statements will be substantially identical to the Company's financial statements, the only difference being those appropriate to reflect the Company's new corporate identity.

HOW TO VOTE

     o Shares held directly in your name as the "Shareholder Of Record" may be voted in person at the Annual Meeting. If you choose to do so, please bring the enclosed proxy card or proof of identification. Even if you currently plan to attend the Annual Meeting, we recommend that you also submit your proxy as described below so that your vote will be counted if you later decide not to attend the meeting. Shares held in street name may be voted in person by you only if you obtain a signed proxy from the record holder giving you the right to vote the shares.

     o Whether you hold shares directly as the shareholder of record or beneficially in street name, you may direct your vote without attending the meeting. You may vote by granting a proxy or, for shares held in street name, by submitting voting instructions to your broker or nominee. Please refer to the instructions included on your proxy card or, for shares held in street name, the voting instruction card included by your broker or nominee.

REVOKING YOUR PROXY

     o You may revoke your proxy at any time before it is voted by any one of the following actions: (1) executing and returning a proxy bearing a later date to the company secretary at the Company's principal offices; (2) giving notice of such revocation to the Company secretary; or (3) by attending the meeting and voting in person.

APPRAISAL RIGHTS NOT AVAILABLE

     o Appraisal rights will not be available to stockholders who dissent from the reincorporation merger.

                  STOCKHOLDERS OF TELECOM COMMUNICATIONS, INC.

(a)  Security Ownership of Certain Beneficial Owners

     The following table sets forth, as of December 31, 2004, information known to us relating to the beneficial ownership of shares of common stock by: each person who is the beneficial owner of more than five percent of the outstanding shares of common stock; each director; each executive officer; and all executive officers and directors as a group.

     We believe that all persons named in the table have sole voting and investment power with respect to all shares of common stock beneficially owned by them.

     Under the securities laws, a person is considered to be the beneficial owner of securities that can be acquired by him within 60 days from the date of this filing upon the exercise of options, warrants or convertible securities. We determine beneficial owner's percentage ownership by assuming that options, warrants or convertible securities that are held by him, but not those held by any other person and which are exercisable within 60 days of the date of this filing, have been exercised or converted. As of December 31, 2004 there were 70,188,000 shares of our common stock issued and outstanding.

Title of Class     Beneficial Owner            Number of Shares     Percent of Class
--------------     ----------------            ----------------     ----------------
Common             Taikang Capital                20,000,000             28.5%
                   Managements Corporation

Common             Lijian Deng                    20,089,000(1)          14.4%

Common             Shanhe Yang                    20,089,000(2)          14.4%

Common             Lirong Liu                     20,089,000(3)          14.4%

Common             Gary Lam                          100,000(4)           0.1%

                   Directors and executive        10,589,000             15.09%
                   officers as a group (4
                   persons)

Common             Bloomen Limited                 6,000,000              8.55%

Common             Telecom Value Added Inc.        6,000,000              8.55%

Common             Deng Chi Yuan                   5,000,000              7.12%

----------
     1) Consists of (i) 200,000 shares held directly by Ms. Deng (ii)(a) 9,889,000 shares of common stock plus (ii)(b) shares of common stock underlying warrants held indirectly by Auto Treasure Limited pursuant to 51% co-ownership of all shares of Auto Treasure Limited, and assumes Auto Treasure Limited does not exercise its right to purchase 10,000,000 shares at an exercise price of $2.00 pursuant to warrant issued by the Company, which vested as of March 16, 2006.

     2) Consists of 200,000 shares held directly by Mr. Yang (i) 9,889,000 plus (ii) warrants held indirectly by Auto Treasure Limited pursuant to 51% co-ownership of all shares of Auto Treasure Limited, and assumes Auto Treasure Limited does not exercise its right to purchase 10,000,000 shares at an exercise price of $2.00 pursuant to warrant issued by the Company, which vested as of March 16, 2006.

     3)   Consists of 200,000 shares held directly by Ms. Liu (i) 9,889,000 plus
          (ii) warrants held indirectly by Auto Treasure Limited pursuant to 51% co-ownership of all shares of Auto Treasure Limited, and assumes Auto Treasure Limited does not exercise its right to purchase 10,000,000 shares at an exercise price of $2.00 pursuant to warrant issued by the Company, which vested as of March 16, 2006.

     4)   Consists of 100,000 shares held directly by Mr. Lam.


(b)  Changes in Control

     We know of no contractual arrangements which may at a subsequent date result in a change of control in the Company.

                           INCORPORATION BY REFERENCE

     A copy of the Annual Report on Form 10-KSB of Telecom Communications, Inc. for the year ended September 30, 2004, previously filed with the United States Securities and Exchange Commission, including the financial statements and related notes thereto and the report of independent auditor, is attached to this Proxy Statement as Attachment E.

                                PROXY INFORMATION

     Your vote is important. Stockholders may sign, date and mail their proxies to the Company. A shareholder of the Company who has submitted a proxy may revoke it at any time before it is voted, but only by executing and returning to Room 1602, 16/F, 5-9 Observatory Court, TST, Hong Kong, China, Attention: Ms. Ivy Tang, a proxy bearing a later date, by giving notice of revocation to the Company Secretary, or by attending the meeting and voting in person. Attendance at the meeting does not, by itself, revoke a proxy.

     The Company may send only one copy of the Proxy Statement to multiple stockholders that share the same address. Upon written or oral request, the Company will promptly supply such stockholders additional copies of the Proxy Statement. Such requests should be made by contacting the Company at Room 1602, 16/F, 5-9 Observatory Court, TST, Hong Kong, China, Attention: Investor Relations. If stockholders sharing the same address are receiving multiple copies of annual reports or proxy statements, such stockholders can request delivery in the future of only a single copy of the annual reports or proxy statements by contacting the Company at the above address.

     The approximate date on which the Proxy Statement and form of proxy are intended to be mailed to stockholders on or about January 25, 2005.

          STOCKHOLDERS ENTITLED TO VOTE, OUTSTANDING SHARES AND QUORUM

     Holders of record of the Common Stock at the close of business on January 24, 2005 (the "Record Date") are entitled to notice of and to vote at the Annual Meeting. On December 31, 2004, there were 70,188,000 shares of Common Stock outstanding. Each share of Common Stock is entitled to one vote on each matter brought before the Annual Meeting. The presence in person or by proxy of holders of a majority of the issued and outstanding Common Stock will constitute a quorum at the Annual Meeting. If a quorum should not be present, the Annual Meeting may be adjourned from time to time until a quorum is obtained.

                                   PROPOSAL 1

    REINCORPORATION OF THE COMPANY IN THE STATE OF DELAWARE AND LIMITATION OF
                               DIRECTOR LIABILITY

     The Board has unanimously approved the Reincorporation Proposal and recommends that the stockholders approve and adopt the related Merger (as hereinafter defined). The Reincorporation Proposal will be effected by merging (the "Merger") the Company with and into its wholly-owned subsidiary incorporated in the State of Delaware ("Telecom Delaware") pursuant to an Agreement and Plan of Merger (the "Merger Agreement") entered into between the Company and Telecom Delaware (the "Reincorporation"). The form of Merger Agreement is included as Exhibit A to this Proxy Statement.

     Telecom Delaware will be newly incorporated in Delaware solely for the purpose of effecting the Reincorporation, and the Company will be its sole stockholder. Telecom Delaware will have no material assets and no business operations prior to the Merger. In the Reincorporation, the Company will merge with and into Telecom Delaware, and Telecom Delaware will be the Company surviving the Merger and will maintain the name "Telecom Communications, Inc." The address of the principal executive offices of the surviving Company will be the same as the current principal executive offices of the Company.

     If the merger is approved a provision eliminating the personal liability of directors other than as required under Delaware law, will be included in the Delaware Certificate of Incorporation.

REASONS FOR THE REINCORPORATION

     The Board believes that the Reincorporation will provide added flexibility for both the management and business of the Company. Delaware is recognized both domestically and internationally as a favorable legal and regulatory environment within which to operate. Such an environment should enhance the Company's operations and its ability to effect acquisitions and other transactions. For many years, Delaware has followed a policy of encouraging incorporation in that state and, in furtherance of that policy, has adopted comprehensive, modern and flexible corporate laws which are periodically updated and revised to meet changing business needs. In addition, the Delaware courts have developed considerable expertise in dealing with corporate issues, and a substantial body of case law has developed in the construction of Delaware law, resulting in greater predictability with respect to corporate legal affairs. As such, various major companies have either incorporated or have subsequently reincorporated in Delaware.

THE MERGER

     The Reincorporation will be effected through the Merger. As a result of the Merger, the Company will be reincorporated as a new Delaware Company that will succeed to all of the rights, properties, assets and liabilities of the Company. The terms and conditions of the Merger are set forth in the Merger Agreement, and the summary of the terms and conditions of the Merger set forth below is qualified by reference to the full text of the Merger Agreement included as Exhibit A to this Proxy Statement. Following the Reincorporation, the composition of the Board of Directors of the Company will remain the same, and the rights of stockholders and the Company's corporate affairs will be governed and controlled by the General Company Law of the State of Delaware (the "DGCL") and the certificate of incorporation and bylaws of Telecom Delaware, rather than by the Indiana Business Corporation Law (the "IBCL") and the Company's Articles and the Company's bylaws (the "Company's Bylaws", respectively). Set forth below, under the heading "Delaware and Indiana Corporate Laws," is a comparison of the material rights of stockholders and matters of corporate governance before and after the Reincorporation. The forms of the Delaware Certificate, and bylaws (the "Delaware Bylaws") of Telecom Delaware are included as Exhibit B and Exhibit C to this Proxy Statement, respectively. The summary of the Delaware Certificate and the Delaware Bylaws set forth below is qualified by reference to the full text of the Delaware Certificate and Delaware Bylaws. The Company's Articles and Company's Bylaws and the Delaware Certificate and the Delaware Bylaws are available upon request by stockholders of the Company at the principal offices of the Company located at Room 1602, 16/F, 5-9 Observatory Court, TST, Hong Kong, China.

     Upon the effectiveness of the Merger, and without any action on the part of the Company or the holder of any securities of the Company, every two (2) shares outstanding of Common Stock of the Company will be automatically converted into one (1) share of common stock, $.001 par value, of Telecom Delaware, with any fractional shares being rounded up to the nearest whole number. Until replaced by new stock certificates, each outstanding certificate representing shares of Common Stock of the Company will be deemed for all corporate purposes to evidence ownership of shares of Common Stock of Telecom Delaware, subject to the split discussed above.

     Consummation of the Merger is subject to the approval of the Company's stockholders. The affirmative vote of the holders of a majority of the outstanding shares of Common Stock, whether or not present at the Annual Meeting, who are entitled to vote at the Annual Meeting are required for the approval and adoption of the Reincorporation Proposal. The Merger is expected to become effective as soon as practicable after shareholder approval is obtained and all other conditions to the Merger have been satisfied, including the receipt of all consents, orders and approvals necessary for consummation of the Merger. Prior to its effectiveness, however, the Merger may be abandoned by the Board if, for any reason, the Board determines that consummation of the Merger is no longer advisable.

     Dissenters' rights are not available to stockholders of the Company with respect to the proposed Merger.

ACCOUNTING TREATMENT OF THE REORGANIZATION

     The Reincorporation will have no accounting implications on the historical financial statements of the Company.

FEDERAL INCOME TAX CONSEQUENCES OF THE REINCORPORATION

     The Company intends the Merger to be a tax free "reorganization" within the meaning of the Internal Revenue Code of 1986, as amended. If the Merger qualifies as a reorganization, then the material federal income tax consequences of the Reincorporation will be as follows:

     o    no gain or loss will be recognized by holders of Company common stock;

     o each shareholder of Telecom Delaware will have the same tax basis in his Telecom Delaware common stock as he had in the Company common stock immediately prior to the reincorporation;

     o the holding period of the Telecom Delaware common stock will include the period during which a shareholder held Company common stock prior to the Reincorporation, provided such shareholder held the Company common stock as a capital asset at the time of the Reincorporation;

     o neither the Company nor Telecom Delaware will recognize gain or loss as a result of the Reincorporation; and

     o Telecom Delaware will succeed, without adjustment, to the tax attributes of the Company.

     The Company has not requested a ruling from the IRS or received an opinion of counsel with respect to the federal income tax consequences of the Reincorporation. The foregoing summary of federal income tax consequences is included for general information only and does not address all income tax consequences to all of the Company's shareholders. The Company's shareholders are urged to consult their own tax advisors as to the specific tax consequences of the Reincorporation, including the application and effect of state, local and foreign income and other tax laws.

DELAWARE AND INDIANA CORPORATE LAWS

     The following discussion includes a summary of the material differences between the rights of the Company's stockholders before and after the Reincorporation. In most cases, the rights of stockholders before and after the Reincorporation are substantially similar, with changes having been made to the corporate charter documents to maintain this substantial similarity. In other cases, there are differences that might be considered material, and these differences may be understood from the following comparison.

     Board of Directors. Article 3 of the Company's Bylaws provides that the number of directors (never less than 1 or more than 5) will be fixed from time to time or in the manner provided in the Company's Bylaws. Each director is entitled to serve for the longer of the term for which he was elected or until his successor is elected and qualified. Directors may be removed for cause by a vote of the majority in numbers of shares of the Stockholders entitled to vote at a shareholder meeting called for that purpose.

     The Delaware Certificate and the Delaware Bylaws will provide for the same number of directors with one (1) year terms as is provided for in the Company's Articles and Company's Bylaws. The Delaware Bylaws will provide that the number of directors will be not less than 1 and not more than 5. Directors may only be removed for cause by a vote of the majority in numbers of shares of the Stockholders entitled to vote at a shareholder meeting called for that purpose.

Authorized Shares

     The Company's Articles currently authorize 100,000,000shares of capital stock, consisting of 80,000,000 shares of Common Stock and 20,000,000 shares of Preferred Stock. As of December 31, 2004, there were 70,188,000 shares of Common Stock outstanding.

     Subject to shareholder' approval of Proposal 1, the authorized number of shares of Common Stock will be increased: the authorized number of shares of capital stock of the Company will increase from 100,000,000 to 350,000,000, the number of authorized shares of Common Stock of the Company will increase from 80,000,000 to 300,000,000 and the authorized number of preferred stock will increase from 20,000,000 to 50,000,000.

Limitation Of Director Liability

     The Company's Articles and the Company's Bylaws do not contain a specific exculpatory provision regarding director liability. Under Section 23-1-35-1 of the IBCL, directors are required to discharge their duties: (i) in good faith;
(ii) with the care an ordinarily prudent person in a like position would exercise under similar circumstances; and (iii) in a manner the directors reasonably believe to be in the best interests of the Company. However, this section also provides that a director is not liable for any action taken as a director, or any failure to act, unless the director has breached or failed to perform the duties of the director's office in compliance with that section and the breach or failure to perform constitutes willful misconduct or recklessness.

     The Delaware Certificate will provide that directors of Telecom Delaware will not be liable personally to Telecom Delaware or Telecom Delaware's stockholders for monetary damages for breach of fiduciary duty as a director except for liability arising out of (a) any breach of the director's duty of loyalty to Telecom Delaware or the stockholders, (b) acts or omissions not in good faith or which involve intentional misconduct or a knowing violation of law, (c) payment of a dividend or approval of a stock redemption or repurchase in violation of Section 174 of the DGCL, or (d) any transaction from which the director derived an improper personal benefit. This provision, which is substantially similar to Section 23-1-35-1 of the IBCL that is currently applicable to the Company, protects Telecom Delaware directors against personal liability for monetary damages from breaches of their duty of care. Under Delaware law, absent adoption of the aforementioned provision in the Delaware Certificate, directors can be held liable for gross negligence in connection with decisions made on behalf of the Company in the performance of their duty of care, but may not be liable for simple negligence.

Indemnification

     Under Sections 23-1-37-8, et seq., of the IBCL and as mandated by Article 8 of the Company's Articles, directors, officers and other employees and individuals shall be indemnified against expenses, judgments, fines and actions, suits or proceedings, whether civil, criminal, administrative or investigative, if they (i) acted in good faith and (ii) in the case of conduct in their official capacity with the Company, they reasonably believed their conduct was in the best interests of the Company or, in the other cases, if they reasonably believed their conduct was at least not opposed to the best interest of the Company, and (iii) regarding any criminal action or proceeding, if they had no reasonable cause to believe their conduct was unlawful or if they had reasonable cause to believe their conduct was lawful. To the extent that an officer or director otherwise eligible to be indemnified is wholly successful, on the merits of any claim or otherwise, in the defense of any proceeding, indemnification for expenses actually and reasonably incurred is mandated by the IBCL, unless limited by articles of incorporation. A claim, action, suit or proceeding includes any claim, action, suit or proceeding that a person is threatened to be made a party to, or is involved in, because he is or was a director, officer or employee of the Company or of any subsidiary of the Company (or was serving at the request of the Company as a director, officer, trustee, employee or agent of another entity) while serving in such capacity. In addition, the Company's Bylaws provide for advancement of expenses to any person indemnified pursuant to the Company's Bylaws.

     Under Section 145 of the DGCL, directors, officers, employees and other individuals may be indemnified against expenses (including attorneys' fees), judgments, fines and amounts paid in settlement in connection with specified actions, suits or proceedings, whether civil, criminal, administrative or investigative (other than an action by or in the right of the Company, including derivative actions (a "Company Action")) if they acted in good faith and in a manner they reasonably believed to be in, or not opposed to, the best interests of the Company, and, regarding any criminal action or proceeding, had no reasonable cause to believe their conduct was unlawful. A similar standard is applicable in the case of Company Actions, except that indemnification only extends to expenses (including attorneys' fees) incurred in connection with the defense or settlement of such actions.

     The DGCL further requires court approval before there can be any indemnification where the person seeking indemnification has been found liable to the Company. To the extent that a director or officer is otherwise eligible to be indemnified is successful on the merits of any claim or defense described above, indemnification for expenses (including attorneys' fees) actually and reasonably incurred is mandated by the DGCL.

     The provisions regarding indemnification in the Delaware Certificate and Delaware Bylaws will be substantially similar to the Company's Articles and Company's Bylaws. The Delaware Certificate and Delaware Bylaws will also provide that Telecom Delaware will indemnify, to the fullest extent authorized by the DGCL, each person who was or is made party to, is threatened to be made a party to, or is involved in, any action, suit or proceeding because he is or was a director or officer of Telecom Delaware, or of any subsidiary of Telecom Delaware, while serving in such capacity, against all expenses, liabilities or loss incurred by such person in connection therewith. The right to indemnification is not exclusive of any other right which any person may have or acquire under any statute, any provision of the Delaware Certificate or the Delaware Bylaws, or otherwise.

Anti-takeover Statutes/Provisions

     Chapter 43 of the IBCL prohibits any business combination, such as a merger or consolidation, between an Indiana corporation with 100 or more stockholders with shares of its stock registered under the federal securities laws or which makes an election under the IBCL, and an "interested shareholder" (which is defined generally as any owner of 10% or more of the Company's outstanding voting stock) for five years after the date on which such shareholder became an interested shareholder unless the business combination or the stock acquisition which caused the person to become an interested shareholder was approved in advance by the Company's board of directors. This provision of the IBCL is effective even if all parties should subsequently decide that they wish to engage in the business combination. Following the five-year moratorium period, the Indiana corporation may engage in certain business combinations with an interested shareholder only if, among other things, (a) the business combination is approved by the affirmative vote of the holders of a majority of the outstanding voting shares not beneficially owned by the interested shareholder proposing the business combination or (b) the business combination meets certain criteria designed to ensure that the remaining stockholders receive fair consideration for their shares.

     Chapter 42 of the IBCL contains a "control share acquisition" provision which effectively denies voting rights to shares of an "issuing public Company" acquired in control share acquisitions unless the grant of such voting rights is approved by a majority vote of disinterested stockholders. The Company's Bylaws provide that IBCL 23-1-42 does not apply to control share acquisitions of shares of the Company.

     The Company's Articles include the Anti-Takeover Provision, which is described under Delaware and Indiana Corporate Laws -- Authorized Shares and which serves a function substantially similar to that of Chapter 43 of the IBCL. The Delaware Certificate will contain an identical provision.

     Section 203 of the DGCL ("Section 203") is similar, but not identical, to Chapter 43 of the IBCL. Section 203, which applies to Telecom Delaware, regulates transactions with major stockholders after they become major stockholders. Section 203 prohibits a Delaware Company from engaging in mergers, dispositions of 10% or more of its assets, certain issuances of stock and other transactions ("business combinations") with a person or group that owns 15% or more of the voting stock of the Company (an "interested stockholder") for a period of three years after the interested stockholder crosses the 15% threshold. These restrictions on transactions involving an interested stockholder do not apply if (a) before the interested stockholder owned 15% or more of the voting stock, the board of directors approved the business combination or the transaction that resulted in the person or group becoming an interested stockholder, (b) in the transaction that resulted in the person or group becoming an interested stockholder, the person or group acquired at least 85% of the voting stock other than stock owned by directors who are also officers and certain employee stock plans, or (c) after the person or group became an interested stockholder, the board of directors and at least two-thirds of the voting stock other than stock owned by the interested stockholder approves the business combination at a meeting. The restrictions contained in
Section 203 do not apply to Telecom Delaware in connection with the Merger because, under Section 203(b)(4), such restrictions generally do not apply where a Company does not have a class of voting stock that is (i) listed on a national securities exchange; (ii) authorized for quotation on the Nasdaq Stock Market; or (iii) held of record by more than 2,000 stockholders. The Delaware Certificate will contain the Anti-Takeover Proposal currently contained in the Company's Articles.

     The DGCL does not have a statute that is similar to the Indiana control share acquisitions statute that the Company has opted out of.

Preferred Stock

     The Company's Articles authorize the Board to determine the preferences, limitations and relative rights of any class or series of Company preferred stock prior to issuance. Each class or series must be designated with a distinguishing designation prior to issuance.

     The Delaware Certificate will also authorize the Board to determine the preferences, limitations and relative rights of any class or series of Company preferred stock prior to issuance.

Cumulative Voting

     Section 23-1-30-9 of the IBCL and Section 214 of the DGCL provide that cumulative voting rights, in respect of the election of directors, will only exist if provided for in the Company's articles/certificate of incorporation. Neither the Company's Articles nor the Delaware Certificate provide for cumulative voting rights in the election of directors.

Action Without a Meeting

     Under Section 23-1-29-4 of the IBCL, any action required or permitted to be taken at a stockholders' meeting may be taken without a meeting only by the unanimous written consent signed by all of the stockholders entitled to vote on such action.

     Section 228 of the DGCL permits any action required or permitted to be taken at a stockholders' meeting to be taken by written consent signed by the holders of the number of shares that would have been required to effect the action at an actual meeting of the stockholders at which all shares were present and voted. Section 228 of the DGCL will govern stockholders rights in Telecom Delaware.

ANNUAL MEETINGS

     Section 23-1-29-2 of the IBCL requires a Company with more than 50 stockholders to hold an Annual Meeting when called by its board of directors or the person or persons (including, but not limited to, stockholders or officers) specifically authorized to do so by the articles of incorporation or bylaws. The Company's Bylaws provide that an Annual Meeting may be called by the president, the Board or as otherwise may be required by law.

     Section 211(d) of the DGCL authorizes the board of directors or those persons authorized by the Delaware Certificate or by-laws to call an Annual Meeting of the Company's stockholders. The Delaware Bylaws provide that an Annual Meeting may be called by the president, the Board or as otherwise may be required by law.

Voting, Appraisal Rights and Corporate Reorganizations

     The IBCL requires a majority vote of stockholders to approve a plan of merger or share exchange unless the articles of incorporation or board requires a greater vote. Section 23-1-44-8 of the 10 IBCL does not provide for dissenters' rights for a merger or plan of share exchange by a Corporation the shares of which are (a) registered on a United States securities exchange registered under the Exchange Act, or (b) traded on NASDAQ or a similar market.

     The DGCL generally requires a majority vote of stockholders to approve a merger, sale of assets or similar reorganization transaction. Section 262 of the DGCL does not provide for dissenters' rights of appraisal for (a) the sale, lease or exchange of all or substantially all of the assets of a Corporation,
(b) a merger by a Corporation, the shares of which are either listed on a national securities exchange or held by more than 2000 stockholders if such stockholders receive shares of the surviving Company or of a listed or widely held Company, or (c) certain mergers not requiring stockholder approval.

Amendment to Certificate/Articles of Incorporation

     Except as otherwise provided in the IBCL, an amendment to the articles of incorporation must be approved by (i) a majority of the stockholders with dissenter's rights on such amendment and (ii) a majority of the votes cast when a quorum is present. See Delaware and Indiana Corporate Laws - Board of Directors and Anti-takeover Statutes/Provisions.

     The DGCL provides that an amendment to the certificate of incorporation becomes effective upon the approval of a majority of the outstanding stock entitled to vote. The Delaware Certificate will require the affirmative vote of three-fourths of the voting power of all of the then outstanding capital stock of the Company to approve (i) the provisions governing the number and term of directors and (ii) the Anti-Takeover Provision, as is currently required by the Company's Articles. For all other matters, the Delaware Certificate requires approval of a majority of the outstanding stock entitled to vote in order to approve an amendment to the Delaware Certificate.

Amendment to Bylaws

     IBCL Section 23-1-39-1 provides that only the Board may approve or repeal bylaws unless a Corporation's articles of incorporation provide otherwise.

     Section 109 of the DGCL places the power to adopt, approve or repeal bylaws in the Company's stockholders, but permits the Company, in its certificate of incorporation, also to vest such power in the board of directors. Although the Board will be vested with such authority pursuant to the Delaware Certificate, the stockholders' power to adopt, approve or repeal by-laws will remain unrestricted.

Preemptive Rights

     IBCL Section 23-1-27-1 provides that the stockholders of a Corporation do not have a preemptive right to acquire a Company's unissued shares except to the extent the articles of incorporation so provide.

     Under Section 102 of the DGCL, no statutory preemptive rights will exist, unless a Delaware Certificate specifies otherwise. The Delaware Certificate will not provide for any such preemptive rights.

Dividend Rights

     The IBCL does not permit dividend distributions if, after giving effect to the proposed dividend, (a) the Company would be unable to pay its debts as they become due in the usual course of business, or (b) the Company's total assets would be less than the sum of its total liabilities plus (unless the articles of incorporation permit otherwise) the amount that would be needed, if the Company were to be dissolved at the time of distribution, to satisfy the preferential rights (if any) of stockholders whose preferential rights are superior to those of stockholders receiving the distribution.

     Delaware corporations may pay dividends out of the excess of the net assets of the Company (the "Surplus") less the consideration received by the Company for any shares of its capital stock (the "Capital") or, if there is no Surplus, out of net profits for the fiscal year in which declared and/or the preceding fiscal year. Section 170 of the DGCL also provides that dividends may not be paid out of net profits if, after the payment of the dividend, Capital is less than the Capital represented by the outstanding stock of all classes having a preference upon the distribution of assets.

REASONS FOR THE ELIMINATION OF LIABILITY

     Under the IBCL, which governs the Company today, directors are not liable for any action taken as a director unless the director has breached his or her duties and such breach constitutes willful misconduct or recklessness. There is no requirement under Indiana law that the Company's Articles or the Company's Bylaws contain any provision regarding such elimination; rather, directors are granted such rights as a matter of Indiana law.

     However, if the stockholders approve the Reincorporation Proposal, and the Company is reincorporated in the State of Delaware, the directors are not automatically given the same type of protection with respect to liability as a matter of Delaware law. The DGCL requires the Delaware Certificate to include a provision eliminating directors' liability in order to achieve that result. The Board believes that if the Reincorporation Proposal is approved, the rights of directors with respect to liability under Indiana law should remain substantially similar under Delaware law after the Reincorporation. In order to maintain directors' rights under Delaware law, the Delaware Certificate must include a provision eliminating personal liability for directors. The Board believes that the elimination of the personal liability of directors in accordance with Delaware law will also ensure that the Company continues to be able to attract and retain the best directors.

CURRENT RIGHTS OF DIRECTORS UNDER INDIANA LAW

     Under Section 23-1-35-1 of the IBCL, directors are required to discharge their duties: (i) in good faith; (ii) with the care an ordinarily prudent person in a like position would exercise under similar circumstances; and (iii) in a manner the directors reasonably believe to be in the best interests of the Company. However, this section also provides that a director is not liable for any action taken as a director, or any failure to act, unless the director has breached or failed to perform the duties of the director's office in compliance with that section and the breach or failure to perform constitutes willful misconduct or recklessness.

DIFFERENCES IN RIGHTS OF DIRECTORS UNDER DELAWARE AND INDIANA LAW

     Under Delaware law, absent adoption of a provision eliminating liability for directors, directors can be held liable for gross negligence in connection with decisions made on behalf of a Company in the performance of their duty of care. Under Indiana law, only directors whose acts rise to the standard of willful misconduct or recklessness can be held liable for their acts. Subject to shareholder approval of this proposal, the Delaware Certificate will provide that directors of Telecom Delaware will not be liable personally to Telecom Delaware or Telecom Delaware's stockholders for monetary damages for breach of fiduciary duty as a director except for liability arising out of (a) any breach of the director's duty of loyalty to Telecom Delaware or the stockholders, (b) acts or omissions not in good faith or which involve intentional misconduct or a knowing violation of law, (c) payment of a dividend or approval of a stock redemption or repurchase in violation of Section 174 of the DGCL, or (d) any transaction from which the director derived an improper personal benefit. This provision protects Telecom Delaware directors against liability for monetary damages from breaches of their duty of care in substantially the same way as directors under Indiana law are protected. Although the Delaware Certificate will provide Telecom Delaware directors with protection from certain awards of monetary damages for breaches of their duty of care, it does not eliminate the director's duty of care. Accordingly, such provision has no effect on the availability of certain equitable remedies, such as an injunction, based upon a director's breach of his duty of care. This provision does not apply to officers of Telecom Delaware who are not directors of Telecom Delaware.

INCREASE IN THE AUTHORIZED NUMBER OF SHARES OF COMMON STOCK

     If the shareholders approve the Reincorporation Proposal, the increase in authorized shares of Common Stock will be effected through the filing of a Certificate of Ownership and Merger with the Secretary of State of the State of Delaware, which incorporates the Certificate of Incorporation of Telecom Delaware attached hereto as Exhibit B. If the Reincorporation Proposal is not approved by shareholders, the Company plans to file a certificate of Amendment to the Company's Articles described above, as soon as practicable following the Annual Meeting, to be effective upon such filing.

     The Company's Articles currently authorize 100,000,000 shares of capital stock, consisting of 80,000,000 shares of Common Stock. As of December 31, 2004, there were 70,188,000 shares of Common Stock outstanding.

REASONS FOR INCREASING THE AUTHORIZED NUMBER OF SHARES OF COMMON STOCK

     The additional shares of Common Stock authorized upon adoption of this proposal will be available for issuance from time to time as determined by the Board, without further action by the stockholders and without first offering the shares to the stockholders. The proposed increase will ensure that a sufficient number of shares will be available, if needed, for issuance in connection with any possible future actions approved by the Board, including, among others, stock splits, stock dividends, acquisitions, financings, rights offerings, employee benefit programs or other corporate purposes, or upon exercise of stock options or warrants. The Board believes that the availability of the additional shares for such purposes without delay or necessity for a special stockholder's meeting (except as may be required by applicable law or regulatory authorities or by the rules of any stock exchange on which the Company's securities may be listed) will be beneficial to the Company by providing it with the flexibility required to respond to future business opportunities and needs as they arise. The availability of additional authorized Common Stock will also enable the Company to act promptly when the Board determines that the issuance of additional shares of Common Stock is advisable. Assuming the approval by stockholders of this proposal, there will be 229,812,000 authorized and unissued shares of Common Stock that are not reserved for any specific use and are available for future issuance.

ANTI-TAKEOVER EFFECT

     An increase in the number of shares of Common Stock that the Company is authorized to issue could have a potential anti-takeover effect with respect to the Company, although the Company's management (the "Management") has not proposed the increase for that reason and does not presently anticipate using the additional authorized shares for such a purpose. The potential anti-takeover effect of the proposed amendment arises because the Company could issue additional shares of Common Stock, up to the total authorized number, thereby diluting the stockholdings and related voting rights of then existing stockholders in proportion to the number of any additional shares issued.

     In addition, the power of the Board, under both the Company's Articles and the Delaware Certificate, to issue Preferred Stock with voting or other powers, preferences and rights may be used to impede or discourage a takeover attempt. Generally, the issuance of Preferred Stock could (a) result in a class of securities outstanding which will have certain preferences regarding distributions in a liquidation over the Common Stock and might provide for certain rights (whether general, special, conditional or limited) that could dilute the voting rights of Common Stock and (b) result in dilution of the net income per share and net book value per share relating to Common Stock. Further, the issuance of any additional shares of Common Stock, pursuant to any conversion rights granted holders of any Preferred Stock, may also result in dilution of the voting rights, net income per share and net book value of Common Stock.

VOTES REQUIRED

     The affirmative vote of a majority of outstanding stock entitled to vote is required to approve the reincorporation proposal.

     THE BOARD UNANIMOUSLY RECOMMENDS THAT STOCKHOLDERS VOTE "FOR" THE REINCORPORATION PROPOSAL.

                                   PROPOSAL 2

              REVERSE SPLIT OF COMMON STOCK, ISSUED AND OUTSTANDING

     The Company's Board of Directors proposes a reverse split of its outstanding shares of common stock on the basis of two (2) shares for each one
(1) share held by each holder, with all fractional shares rounded up to the next whole number. The effective date of the reverse split on the OTC Bulletin Board shall be determined by the Company's Chief Executive Officer. In the event that any shares of preferred stock, or any options, are outstanding as of the record date of the reverse split, then the shares of common stock issued upon conversion of such preferred stock and the shares of common stock issuable upon exercise of such options, shall be reduced by the same factor of 2:1, with any and all fractions being rounded up to the next whole share number.

     The Company's Board of Directors also is proposing an increase in the Company's authorized shares of common stock to 300 million shares of common stock to take effect with the reverse split.

VOTES REQUIRED

     If Proposal 2 is approved, a reverse split of the issued and outstanding Common Stock of the Company may be effected regardless of whether the Reincorporation Proposal is approved. If the Reincorporation Proposal is approved, Proposal 2 will require the affirmative vote of a majority of the outstanding shares of Common Stock. If the Reincorporation Proposal is not approved, Proposal 2 will require the affirmative vote of a majority of votes cast, provided a quorum (50% of the outstanding shares of Common Stock) is present as is required under Indiana law.

     THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS A VOTE "FOR" APPROVAL OF A REVERSE SPLIT OF COMMON STOCK, ISSUED AND OUTSTANDING.

                                   PROPOSAL 3

                              ELECTION OF DIRECTORS

                           INFORMATION ABOUT NOMINEES


     Five directors will be elected at the Meeting. The Company currently has five directors, all of whom are Management nominees. Each nominee is currently a member of the current Board of Directors.

     The enclosed proxy, unless otherwise specified, will be voted to elect as directors the nominees named below. Each director elected at the Annual Meeting will serve until the next Annual Meeting of Stockholders and until his successor is duly elected and qualified. All nominees have consented to serve as directors. If a nominee should not be available for election as contemplated, the Management proxy holders will vote for a substitute designated by the current Board of Directors.

     The following table sets forth certain information, as of the Record Date, concerning the nominees for election as directors of the Company. For information as to the shares of the Common Stock held by each nominee, see the section "Securities Ownership of Certain Beneficial Holders and Management" elsewhere in this Proxy Statement.

     The principal occupations and brief summary of the background of each Director and executive officer of the Company during the past 5 years is as follows:

     GUOSHENG LIU, CHAIRMAN

          Mr. Liu has more than 35 years experience in Chinese news process and media industry in China. He obtained his Master degree from Chinese Academy of Social Science. Prior to this, Mr. Liu had served Heilongjiang Daily as reporter for 7 years. After his graduation from the Chinese Academy of Social Science, Mr. Liu worked for People's Daily as Senior Reporter for the period 1981-2003. He has an extensive relationship with the media industry and government bodies.

     SHANHE YANG, CEO, PRESIDENT AND DIRECTOR

          Mr. Yang joined the company in 1999 and has extensive management experience in multimedia industry in China. Mr. Yang is responsible for planning analysis and researching and developing of software products, as well as responsible for technical support, alliance's networking developing, and business development. He holds a post in various kinds of business categories, such as technical support, training, marketing and management. The main developing direction is Internet and mobile network business application. Prior to joining the group, Mr. Yang has engaged in enterprise's information system and electronic business system development in Shenzhen, Guangdong. Mr. Yang was trained as a computer network engineer in Beijing University of Post and the Company.

     LIJIAN DENG, CONTROLLER, SECRETARY AND DIRECTOR

          Ms. Deng joined the company in 1994. Ms. Deng has been responsible for management of the export department and has been accumulating administration operation experience for 10 years in international trade and corporate management. Ms. Deng attended an advanced study in FUDAN University Shanghai prior to joining the Company.

     GARY LAM, CFO

          Mr. Lam joined the company in late 2003 and he has over 16 years of extensive experience in treasury management. Mr. Lam is an affiliated member of the Hong Kong Securities Institute. Mr. Lam was appointed as director of Renren Holdings Limited (a public company in HK) during May 2001-September 2002.

     LIRONG LIU, CHIEF INFORMATION OFFICER AND DIRECTOR

          Ms. Liu joined the company in 2004. She spent 4 years in broadcasting and communications after graduation from college. Prior to joining the group, s. Liu had worked for various foreign conglomerates in the electronics industry in Zhuhai where she had served in different departments. With more than four years experience in Internet and the virtual media market, Ms Liu was recognized as an outstanding information/content integration professional when she worked for Aixi Software Limited before joining the Company.

     SECTION 16(A) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

     Section 16(a) of the Securities Exchange Act of 1934, as amended, requires the Company's directors, executive officers and persons who own more than 10% of a class of the Company's equity securities which are registered under the Securities Exchange Act to file with the commission initial reports of ownership and reports of changes of ownership of such registered securities. Such executive officers, directors and greater than 10% beneficial owners are required by Commission Regulation to furnish the Company with copies of all
Section 16(a) forms filed by such reporting persons. To the Company's knowledge, based solely on a review of the copies of such reports furnished to the Company and on representations that no other reports were required, no person required to file such a report failed to file on a timely basis during the most recent fiscal year or prior fiscal years.

     AUDIT COMMITTEE

     We do not have an audit committee. The entire Board of Directors serves as the audit committee. Because of the small size of the Company and the risk attendant to a small public company, we are currently unable to attract an audit committee financial expert to our Board of Directors.

     REPORT OF THE BOARD OF DIRECTORS WITH REGARD TO THE 2004 AUDIT

     The following Report of the Board of Directors does not constitute soliciting material and should not be deemed filed or incorporated by reference into any other Company filing under the Securities Act of 1933 or the Securities Exchange Act of 1934, except to the extent we specifically incorporate this Report by reference therein.

     In January 2005, a written charter of the Audit Committee of the Board of Directors was approved by the full Board.

     As set forth in more detail in the charter, the Audit Committee's primary responsibilities fall into three broad categories:

     a. the Committee is charged with monitoring the preparation of quarterly and annual financial reports by our Management, including discussions with our Management and the outside auditors about draft annual financial statements and key accounting and reporting matters;

     b. the Committee is responsible for matters concerning the relationship between us and the outside auditors, including their appointment or removal; reviewing the scope of their audit services and related fees, as well as any other services being provided to us; and determining whether the outside auditors are independent (based in part on the annual letter provided to us pursuant to Independence Standards Board Standard No. 1); and

     c. the Committee oversees Management's implementation of effective systems of internal controls, including review of policies relating to legal and regulatory compliance, ethics and conflicts of interests.

     The Board has implemented procedures to ensure that during the course of each fiscal year it devotes the attention that it deems necessary or appropriate to each of the matters assigned to it under the Board's charter.

During fiscal year 2005, the Board will continue to meet quarterly with the outside auditors to review the quarterly results. The Board will meet with the outside auditors to review and approve the planning of the annual audit and will also meet at the conclusion of the annual audit to review the results thereof.

     In overseeing the preparation of our financial statements, the Board met with both Management and the outside auditors to review and discuss all financial statements prior to their issuance and to discuss significant accounting issues. Management advised the Board that all financial statements were prepared in accordance with generally accepted accounting principles, and the Board discussed the statements with both Management and the outside auditors. The Board's review included discussion with the outside auditors of matters required to be discussed pursuant to Statement on Auditing Standards No. 61 (Communication With Audit Committees).

     With respect to our independent registered public accounting firm, the Board, among other things, discussed matters relating to its independence, including the disclosures made to the Board as required by the Independence Standards Board Standard No. 1 (Independence Discussions with Audit Committees).

     On the basis of these reviews and discussions, the Board of Directors approved the inclusion of our audited financial statements in our Annual Report on Form 10-KSB for the fiscal year ended September 30, 2004 for filing with the Securities and Exchange Commission.

          The Audit Committee

     COMPENSATION COMMITTEE

     We do not have a compensation committee. The entire Board of Directors serves as the compensation committee. There are no other committees of the Board of Directors.

              THE REPORT OF THE BOARD OF DIRECTORS ON COMPENSATION

     The following Report of the Board of Directors does not constitute soliciting material and should not be deemed filed or incorporated by reference into any other Company filing under the Securities Act of 1933 or the Securities Exchange Act of 1934, except to the extent we specifically incorporate this Report by reference therein.

     In January 2005, a written charter of the Audit Committee of the Board of Directors was approved by the full Board.

     As set forth in more detail in the charter, the Audit Committee's primary responsibilities are as set forth below:

     It is the duty of the Compensation Committee to develop, administer and review our compensation plans, programs, and policies; to monitor the performance and compensation of executive officers; and to make appropriate recommendations and reports to the Board of Directors relating to executive compensation.

     Our compensation program is intended to motivate, retain and attract Management, thus linking incentives to financial performance and creating enhanced stockholder value. The program's fundamental philosophy is to tie the amount of compensation "at risk" for an executive to his or her contribution to our success in achieving superior performance objectives.

     The compensation program consists of two components: (1) a base salary as set forth in each executive's employment agreement, and (2) the potential for an annual cash and/or stock option bonus equal to a percentage of the executive's base salary, depending upon the satisfaction of certain general performance criteria established by the Compensation Committee for each position and evaluated at the end of each fiscal year. The criteria may relate to overall Company performance, the individual executive's performance, or a combination of the two, depending upon the particular position at issue. The second component constitutes the "at risk" portion of the compensation program.

     Summary Compensation Table

     The following table sets forth information relating to all compensation awarded to, earned by or paid by us during the past three fiscal years to: (a) our Chief Executive Officer; and (b) each of our executive officers who earned more than $100,000 during the last three fiscal periods ended September 30, 2004, 2003 and 2002:

                                  Annual Compensation                           Long-Term Compensation
                      ---------------------------------------------    ----------------------------------------
                                                                                     Securities
                                                       Other Annual    Restricted    Underlying
Name and Principal    Fiscal                  Bonus    Compensation      Stock       Options SAR    All Other
     Position          Year     Salary ($)     ($)         ($)         Awards ($)        (#)       Compensation
------------------    ------    ----------    -----    ------------    ----------   -----------    ------------
Shanhe Yang            2004     $  124,000    $  -        $  -          $   -            -            -0-
Chief Executive        2003     $      -      $  -        $  -          $   -            -            -0-
Officer, President     2002     $      -      $  -        $  -          $   -            -            -0-
and Director

Lijian Deng            2004     $  124,000    $  -        $  -          $   -            -            -0-
Controller,            2003     $      -      $  -        $  -          $   -            -            -0-
Secretary              2002     $      -      $  -        $  -          $   -            -            -0-
and Director

Lirong Liu             2004     $  124,000    $  -        $  -          $   -            -            -0-
Chief Information      2003     $      -      $  -        $  -          $   -            -            -0-
Officer and            2002     $      -      $  -        $  -          $   -            -            -0-
Director

Option Grants In Last Fiscal Year

     None

Aggregated Option/Sar Exercises In Last Fiscal Year And Fiscal Year-End Option/Sar Values

     None

     TERM OF OFFICE

     The term of office of the current directors shall continue until new directors are elected or appointed.

     EMPLOYMENT AGREEMENTS

          The Company has entered into employment agreements with Management officers. The compensation of the employment has been disclosed above. There are no employment contract established with employees in China as it is not common to have employment contract in China for non-management employee.

     TERMINATION OF EMPLOYMENT AND CHANGE OF CONTROL ARRANGEMENT

          There are no compensatory plans or arrangements, including payments to be received from the Company, with respect to any person named in the Summary Compensation Table set out above which would in any way result in payments to any such person because of his or her resignation, retirement or other termination of such person's employment with the Company or its subsidiaries, or any change in control of the Company, or a change in the person's responsibilities following a change in control of the Company.


     SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

     Security Ownership of Certain Beneficial Owners

     The following table sets forth, as of December 30, 2004, information known to us relating to the beneficial ownership of shares of common stock by: each person who is the beneficial owner of more than five percent of the outstanding shares of common stock; each director; each executive officer; and all executive officers and directors as a group.

     We believe that all persons named in the table have sole voting and investment power with respect to all shares of common stock beneficially owned by them.

     Under the securities laws, a person is considered to be the beneficial owner of securities that can be acquired by him within 60 days from the date of this filing upon the exercise of options, warrants or convertible securities. We determine beneficial owner's percentage ownership by assuming that options, warrants or convertible securities that are held by him, but not those held by any other person and which are exercisable within 60 days of the date of this filing, have been exercised or converted. As of December 30, 2004, there were 70,188,000 shares of our common stock issued and outstanding.

     (d)  Changes in Control

     We know of no contractual arrangements which may at a subsequent date result in a change of control in the Company.

     CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS

     Related transaction: A consultancy fee expense of $37,179 was paid to Grace Motion Inc. The director of this company is Mr. Gary Lam.

     TERMINATION OF EMPLOYMENT AND CHANGE OF CONTROL ARRANGEMENT

     There are no compensatory plans or arrangements, including payments to be received from the Company, with respect to any person named in the Summary Compensation Table set out above which would in any way result in payments to any such person because of his or her resignation, retirement or other termination of such person's employment with the Company or its subsidiaries, or any change in control of the Company, or a change in the person's responsibilities following a change in control of the Company.

     INDEMNIFICATION OF OFFICERS AND DIRECTORS

     We indemnify to the fullest extent permitted by, and in the manner permissible under the laws of the State of Indiana, any person made, or threatened to be made, a party to an action or proceeding, whether criminal, civil, administrative or investigative, by reason of the fact that he/she is or was a director or officer of our Company, or served any other enterprise as director, officer or employee at our request. Our board of directors, in its discretion, shall have the power on behalf of the Company to indemnify any person, other than a director or officer, made a party to any action, suit or proceeding by reason of the fact that he/she is or was our employee.

                                  OTHER MATTERS

     The Company knows of no other business to be acted upon at the Annual Meeting. However, if any business is properly presented at the Annual Meeting, it is intended that the persons named in the enclosed Proxy, or their substitutes, will vote such Proxy in accordance with their judgment on such matters.


                             STOCKHOLDERS PROPOSALS

     Proposals of stockholders intended to be presented at the February 28, 2005 Annual Meeting and included in the Company's 2006 Proxy Statement must be in writing and received by the Company Secretary at the Company's principal executive offices, Telecom Communications, Inc. Room 1602, 16/F, 5-9 Observatory Court, TST, Hong Kong, China, by February 11, 2005.

  IN ORDER THAT YOUR SHARES MAY BE REPRESENTED IF YOU DO NOT PLAN TO ATTEND THE ANNUAL MEETING, PLEASE SIGN, DATE AND RETURN YOUR PROXY PROMPTLY. IN THE EVENT
       YOU ARE ABLE TO ATTEND, WE WILL, IF YOU REQUEST, CANCEL THE PROXY.

                         SOLICITATION AND OTHER MATTERS

     The cost of soliciting proxies will be paid by the Company. In addition to solicitations by mail, some directors, officers and regular employees of the Company, without extra remuneration, may conduct solicitations by telephone, facsimile and personal interview. The Company will reimburse brokerage firms and other custodians, nominees and fiduciaries for reasonable expenses incurred by them in sending proxy material to the beneficial owners of Common Stock. As of the date of this Proxy Statement, the Board of the Company has no knowledge of any matters to be presented for consideration at the meeting other than those referred to above. However, persons named in the accompanying form of proxy will have the authority to vote such proxy as to any other matters which do properly come before the meeting and as to matters incidental to the conduct of the meeting, according to their discretion.

                                     Sincerely,


                                     /s/ Shanhe Yang
                                     ---------------
                                     Name:  Shanhe Yang
                                     Title: Chief Executive Officer

                                     Room 1602, 16/F, 6-9 Observatory Court, TST
                                     Hong Kong, China
                                     January 15, 2005

                                                                       EXHIBIT A

                          AGREEMENT AND PLAN OF MERGER

                                       OF

                      TELECOM COMMUNICATIONS, INC., INDIANA

                                       AND

                     TELECOM COMMUNICATIONS, INC., DELAWARE


     AGREEMENT AND PLAN OF MERGER (the "Merger Agreement"), dated as of January 13, 2005, between Telecom Communications, Inc. ("Telecom Delaware"), and Telecom Communications, Inc. an Indiana corporation ("Telecom Indiana"), pursuant to
Section 253 of the Delaware General Corporation Law (the "DGCL") and Section 23-1-40-7 of the Indiana Business Corporation Law (the "IBCL").


                              W I T N E S S E T H:


     WHEREAS, Telecom Delaware is a corporation duly organized and in good standing under the laws of the State of Delaware;

     WHEREAS, Telecom Indiana is a corporation duly organized and in good standing under the laws of the State of Indiana;

     WHEREAS, the Board of Directors of Telecom Delaware and the Board of Directors of Telecom Indiana have determined that it is advisable and in the best interests of each of them that Telecom Indiana merge with and into Telecom Delaware upon the terms and subject to the conditions herein provided;

     NOW, THEREFORE, in consideration of the mutual agreements and covenants set forth herein, the parties hereto agree as follows:

     ARTICLE 1: Merger. Upon the filing of a Certificate of Ownership and Merger with the Secretary of State of the State of Delaware and the Articles of Merger with the Secretary of the State of Indiana (the "Effective Time"), Telecom Indiana shall be merged (the "Merger") with and into Telecom Delaware, and Telecom Delaware shall be the corporation surviving the Merger (hereinafter referred to as the "Surviving Corporation").

     ARTICLE 2: Directors, Officers and Governing Documents. The directors of the Surviving Corporation from and after the Effective Time shall be the directors of Telecom Indiana immediately prior to the Effective Time. The officers of the Surviving Corporation immediately after the Effective Time shall be the officers of Telecom Indiana immediately prior to the Effective Time. These officers and directors shall hold office in accordance with the Certificate of Incorporation and Bylaws of the Surviving Corporation. At the Effective Time, the existing Certificate of Incorporation and Bylaws of Telecom

Delaware shall be the same as the Surviving Corporation in the forms attached hereto as Annex A and B.

     ARTICLE 3: Name. The name of the Surviving Corporation shall be: Telecom Communications, Inc.

     ARTICLE 4: Effect of Merger on Shares of Stock of Telecom Indiana. At the Effective Time, each share of common stock, with $0.001 par value, of Telecom Indiana outstanding immediately prior to the Effective Time shall be converted into and become one share of common stock, with $0.001 par value, of the Surviving Corporation with fractional shares being rounded up to the next whole number of shares. At the Effective Time, each issued and outstanding share of stock of Telecom Indiana shall be canceled, without the payment of consideration therefor.

     ARTICLE 5: Effect of the Merger. The Merger shall have the effect set forth in Section 259 of the DGCL.

     ARTICLE 6: Approval. The Plan of Merger herein made and approved shall be submitted to the shareholders of Telecom Indiana and Telecom Delaware, respectively for their approval or rejection in the manner prescribed by the provisions of the IBCL and shall be approved in the manner prescribed by the GCL.

     ARTICLE 7: Authorization. The Board of Directors and the proper officers of Telecom Indiana and of the Surviving Corporation, respectively, are hereby authorized, empowered, and directed to do any and all acts and things, and to make, execute, deliver, file, and/or record any and all instruments, papers, and documents which shall be or become necessary, proper, or convenient to carry out or put into effect any of the provisions of this Agreement and Plan of Merger or of the merger herein provided for.

     ARTICLE 8: Further Assurances. From time to time, as and when required by the Surviving Corporation or by its successors and assigns, there shall be executed and delivered on behalf of Telecom Indiana such deeds and other instruments, and there shall be taken or caused to be taken by the Surviving Corporation all such further and other actions, as shall be appropriate or necessary in order to vest, perfect or confirm in the Surviving Corporation the title to and possession of all property, interests, assets, rights, privileges, immunities, powers and authority of Telecom Indiana, and otherwise to carry out the purposes of this Merger Agreement. The officers and directors of the Surviving Corporation are fully authorized, on behalf of the Surviving Corporation or Telecom Indiana, to take any and all such actions and to execute and deliver any and all such deeds, documents and other instruments.


             [The remainder of this page intentionally left blank.]

     IN WITNESS WHEREOF, the undersigned have executed this Merger Agreement as of the date first above written.

                                       TELECOM COMMUNICATIONS, INC.
                                       an Indiana Corporation


                                       By:
                                          --------------------------------------
                                            Name: Lijian Deng
                                            Title: Corporate Secretary


                                       TELECOM COMMUNICATIONS, INC.
                                            a Delaware corporation


                                       By:
                                          --------------------------------------
                                            Name: Lijian Deng
                                            Title: Corporate Secretary

                                                                       EXHIBIT B

                          CERTIFICATE OF INCORPORATION
                                       OF
                          TELECOM COMMUNICATIONS, INC.


     THE UNDERSIGNED, for the purpose of forming a corporation pursuant to the provisions of the General Corporation Law of the State of Delaware (the "DGCL"), does hereby certify as follows:

                                    ARTICLE I

                               NAME OF CORPORATION

     The name of the Corporation is Telecom Communications, Inc., (hereinafter, the "Corporation").

                                   ARTICLE II

                       REGISTERED OFFICE; REGISTERED AGENT

     The address of the registered office of the Corporation in the State of Delaware is 2711 Centerville Road, Suite 400, City of Wilmington, County of New Castle, Delaware 19808. The name of its registered agent at that address is Corporation Service Company.

                                  ARTICLE III

                           PURPOSE; TERM OF EXISTENCE

     The purpose of the Corporation is to engage in any lawful act or activity for which a corporation may be organized under the General Corporation Law of the State of Delaware. The period during which the Corporation shall continue is perpetual.

                                   ARTICLE IV

                                  CAPITAL STOCK

     (1) The amount of total authorized capital stock of this Corporation shall be 350,000,000 shares, divided as follows: (i) 300,000,000 shares of Common Stock, with $0.001 par value (the "Common Stock"), and (ii) 50,000,000 shares of Preferred Stock with $0.001 par value (the "Preferred Stock").

     (2) The Preferred Stock may be issued from time to time as herein provided in one or more series. The Board of Directors shall have the full authority to determine and state the designations and the relative rights (including, if any, par value, conversion rights, participation rights, voting rights, dividend rights, and stated, redemption and liquidation values), ranking preferences, limitations and restrictions of each such series by the adoption of resolutions prior to the issuance of each such series authorizing the issuance of such series. All shares of Preferred Stock of the same series shall be identical with each other in all respects, except will respect to the right to receive dividends which may vary depending on the date of purchase.

                                    ARTICLE V

                                    DIRECTORS

     SECTION A. NUMBER; TERM

     The maximum number of directors shall be defined by the Board of Directors in accordance with the Bylaws and the minimum number of directors shall be three.

     SECTION B. QUALIFICATIONS

     Directors need not be stockholders of the Corporation.

     SECTION C. VACANCIES

     Subject to the rights, if any, of the holders of shares of any class or series of Preferred Stock then outstanding to elect directors under specified circumstances as may be required by the DGCL or applicable regulations of any exchange on which the Corporation's capital stock may be listed, newly created directorships resulting from any increase in the number of directors and any vacancies on the Board of Directors resulting from death, resignation, disqualification, or removal shall be filled by the affirmative vote of a majority of the remaining directors then in office, even though less than a quorum of the Board of Directors. Any director elected in accordance with the preceding sentence shall hold office for the remainder of the director's term. No decrease in the number of directors constituting the Board of Directors shall shorten the term of any incumbent director.

     SECTION D. BYLAWS

     In furtherance and not in limitation of the powers conferred by statute, the Board of Directors is expressly authorized to make, alter, amend, change, add to or repeal the Bylaws of the Corporation.

     SECTION E. LIMITED LIABILITY

     No director shall be personally liable to the Corporation or any of its stockholders for monetary damages for breach of fiduciary duty as a director, except for liability (i) for any breach of the director's duty of loyalty to the Corporation or its stockholders, (ii) for acts or omissions not in good faith or which involve intentional misconduct or a knowing violation of law, (iii) pursuant to Section 174 of the DGCL, or (iv) for any transaction from which the director derived an improper personal benefit. Any repeal or modification of this section by the stockholders of the Corporation shall not adversely affect any right or protection of a director of the Corporation existing at the time of such repeal or modification with respect to acts or omissions occurring prior to such repeal or modification.

                                   ARTICLE VI

                          PROVISIONS FOR REGULATIONS OF
               BUSINESS AND CONDUCT OF AFFAIRS OF THE CORPORATION

     SECTION A. MEETINGS

     Meetings of the stockholders and the directors of this Corporation may be held either within or without the State of Delaware, and at such place as the Bylaws shall provide or, in default of such provisions, at such place as the Board of Directors shall designate.

     SECTION B. INDEMNIFICATION OF DIRECTORS AND OFFICERS.

     The Corporation shall, to the fullest extent permitted by the provisions of
Section 145 of the DGCL, as the same may be amended and supplemented, indemnify each person who is or was a director, officer, manager, or employee of the Corporation, or of any other corporation, partnership, joint venture, limited liability company, trust or other enterprise which he is serving or served in any capacity at the request of the Corporation, from and against any and all liability and reasonable expense, as and when incurred, that may be incurred by him in connection with or resulting from any claim, actions, suit or proceeding (whether actual or threatened, brought by or in the right of the corporation of such other corporation, partnership, joint venture, limited liability company, trust or other enterprise, or otherwise, civil, criminal, administrative, investigative, or in connection with an appeal relating thereto), in which he may become involved, as a party or otherwise, by reason of his being or having been a director, officer, manager, or employee of the Corporation or of such other corporation, partnership, joint venture, limited liability company, trust or other enterprise or by reason of any past or future action taken or not taken in his capacity as such director, officer, manager, or employee, whether or not he continues to be such at the time such liability or expense is incurred, provided that a determination is made by the Corporation in accordance with Delaware law that such person acted in good faith and in a manner he reasonably believed to be in the best interests of the Corporation or at least not opposed to the best interests of such other corporation, partnership, joint venture, limited liability company, trust or other enterprise, as the case may be, and, in addition, in any criminal action or proceedings, had reasonable cause to believe his conduct was lawful or no reasonable cause to believe that his conduct was unlawful. The termination of a proceeding by judgment, order, settlement, conviction or upon a plea of nolo contendere or its equivalent is not, of itself, determinative that the person did not meet the standard of conduct described in the previous sentence. Notwithstanding the foregoing, there shall be no indemnification (a) as to amounts paid or payable to the Corporation or such other corporation, partnership, joint venture, limited liability company, trust or other enterprise, as the case may be, for or based upon the director, officer or employee having gained in fact any personal profit or advantage to which he was not legally entitled; (b) as to amounts paid or payable to the Corporation for an accounting of profits in fact made from the purchase or sale of securities of the corporation within the meaning of Section 16(b) of the Securities Exchange Act of 1934 and amendments thereto or similar provisions of any state statutory law; or (c) with respect to matters as to which indemnification would be in contravention of the laws of the State of Delaware or of the United States of America whether as a matter of public policy or pursuant to statutory provisions.

     The name and mailing address of the sole Incorporator of the Corporation is Lijian Deng, Corporate Secretary, c/o Telecom Communications, Inc., Room 1602, 16/F, 5-9 Observatory Court, TST, Hong Kong, China.

     IN WITNESS WHEREOF, Telecom Communications, Inc. has caused this Certificate of Incorporation to be duly executed by its duly authorized officer this 14th day of January 2005.

                                       /s/ Lijian Deng
                                       ---------------------------------
                                       Name:  Lijian Deng
                                       Title: Corporate  Secretary

                                                                       EXHIBIT C

                                     BYLAWS
                                       OF
                          TELECOM COMMUNICATIONS, INC.


                                   ARTICLE ONE

                                  CAPITAL STOCK
                                  -------------

     Section A. Classes of Stock. The capital stock of the corporation shall consist of shares of such kinds and classes, with such designations and such relative rights, preferences, qualifications, limitations and restrictions, including voting rights, and for such consideration as shall be stated in or determined in accordance with the Certificate of Incorporation and any amendment or amendments thereof, or the Delaware General Corporation Law (the "DGCL"). Consistent with the DGCL, capital stock of the corporation owned by the corporation may be referred to and accounted for as treasury stock.

     Section B. Certificates for Shares. All share certificates shall be consecutively numbered as issued and shall be signed by the president or a vice president and the corporate secretary or any assistant secretary of the corporation.

     Section C. Transfer of Shares. The shares of the capital stock of the corporation shall be transferred only on the books of the corporation by the holder thereof, or by his attorney-in-fact, upon the surrender and cancellation of the stock certificate, whereupon a new certificate shall be issued to the transferee. The transfer and assignment of such shares of stock shall be subject to the laws of the State of Delaware. The Board of Directors shall have the right to appoint and employ one or more stock registrars and/or transfer agents in the State of Delaware or in any other state.

                                   ARTICLE TWO

                                  STOCKHOLDERS
                                  ------------

     Section A. Annual Meetings. The regular annual meeting of the stockholders of the corporation shall be held on such date within a reasonable interval after the close of the corporation's last fiscal year as may be designated from time to time by the Board of Directors, for the election of the directors of the corporation, and for the transaction of such other business as is authorized or required to be transacted by the stockholders.

     Section B. Special Meetings. Special meetings of the stockholders may be called by the Board of Directors or upon the request to the president of the Corporation by holders of not less than 10% of all of the outstanding shares of the corporation entitled to vote at a stockholders meeting.

     Section C. Time and Place of Meetings. All meetings of the stockholders shall be held at the principal office of the corporation or at such other place within or without the State of Delaware and at such time as may be designated from time to time by the Board of Directors.

     Section D. Notice of Stockholders. Notice of Stockholders shall be mailed or delivered to stockholders not less than ten (10) nor more than sixty (60) days before the date of the meeting. No business may be transacted at an Annual Meeting of Stockholders, other than business that is either (a) specified in the notice of meeting (or any supplement thereto) given by or at the direction of the Board of Directors (or any duly authorized committee thereof), (b) otherwise properly brought before the Annual Meeting by or at the direction of the Board of Directors (or any duly authorized committee thereof) or (c) otherwise properly brought before the Annual Meeting by any stockholder of the corporation
(i) who is a stockholder of record on the date of the giving of the notice provided for in this Section D of this Article Two and on the record date for the determination of stockholders entitled to vote at such Annual Meeting, and
(ii) who complied with the notice procedures set forth in this Section D of this Article Two.

     In addition to any other applicable requirements, for business to be properly brought before an Annual Meeting by a stockholder, such stockholder must have given timely notice thereof in proper written form to the secretary of the corporation. To be timely, a stockholder's notice to the secretary must be delivered to or mailed and received at the principal executive offices of the corporation not less than ninety (90) days nor more than one hundred and twenty
(120) days prior to the anniversary date of the immediately preceding the Annual Meeting of stockholders; provided, however, that in the event that the Annual Meeting is called for a date that is not within thirty (30) days before or after such anniversary date, notice by the stockholder in order to be timely must be so received not later than the close of business on the tenth (10th) day following the day on which such notice of the date of the Annual Meeting was mailed; and (b) in the case of a Special Meeting of Stockholders called for the purpose of electing directors, not later than the close of business on the tenth
(10th) day following the day on which notice of the date of the Special Meeting was mailed. In no event shall the public announcement of an adjournment of an Annual Meeting or Special Meeting for the purpose of electing directors commence a new time period for the giving of a stockholder's notice as described above.

     To be in proper written form, a stockholder's notice to the secretary must set forth as to each matter such stockholder proposes to bring before the Annual Meeting (i) a brief description of the business desired to be brought before the Annual Meeting and the reasons for conducting such business at the Annual Meeting, (ii) the name and record address of such stockholder, (iii) the class or series and number of shares of capital stock of the corporation which are owned beneficially or of record by such stockholders, (iv) a description of all arrangements or understandings between such stockholder and any other person or persons (including their names) in connection with the proposal, and (v) a representation that such stockholder intends to appear in person or by proxy at the Annual Meeting to bring such business before the meeting.

     If the chairman of an Annual Meeting determines that business was not properly brought before the Annual Meeting in accordance with the foregoing procedures, the chairman shall declare to the meeting that the business was not properly brought before the meeting and such business shall not be transacted.

     Section E. Quorum Requirements for Stockholder Meetings. A majority of the shares entitled to vote present, in person or represented by proxy, shall constitute a quorum for the transactions of business. A meeting may be adjourned despite the absence of a quorum, and notice of an adjourned meeting need not be given if the time and place to which the meeting is adjourned are announced at the meeting at which the adjournment is taken. When a quorum is present at any meeting, a majority in interest of the stock there represented shall decide any question brought before such meeting, unless the question is one upon which, by express provision of this corporation's certificate of incorporation or Bylaws, or by the laws of Delaware, a larger or different vote is required, in which case such express provision shall govern the decision or such question.

     Section F. Voting and Proxies. Every stockholder entitled to vote at a meeting may do so either in person or by proxy appointment made by an instrument in writing subscribed by such stockholder which proxy shall be filed with the secretary of the meeting before being voted. Such proxy shall entitle the holders thereof to vote at any adjournment of such meeting, but shall not be valid after the final adjournment thereof. No proxy shall be valid after the expiration of three (3) years from the date of its execution, unless the said instrument expressly provides for a longer period.

     Section G. Written Consent of Stockholders. Any action required or permitted to be taken by the holders of the issued and outstanding stock of the Corporation at an annual or special meeting of stockholders duly called and held in accordance with law, the Certificate of Incorporation of the corporation and these By-Laws, may in lieu of such meeting, be taken by the consent in writing executed by stockholders holding the number of shares necessary to approve such action.

                                  ARTICLE THREE

                                    DIRECTORS
                                    ---------

     Section A. Number and Terms of Office. The business of the corporation shall be controlled and managed in accordance with the DGCL by a Board of up to nine directors. The number of directors to be fixed from time to time by resolution adopted by a majority of the Board of Directors then in office. Directors need not be stockholders or residents of this State, but must be of legal age. They shall be elected by a plurality of the votes cast at the annual meetings of the stockholders or at a special meeting of the stockholders called for that purpose. Each director shall hold office until the expiration of the term for which he is elected, and thereafter until his successor has been elected and qualified.

     Section B. Nomination of Directors. Only persons who are nominated in accordance with the following procedures shall be eligible for election as directors of the corporation, except as may be otherwise provided in the Certificate of Incorporation, including the right of holders of preferred stock of the corporation to nominate and elect a specified number of directors in certain circumstances. Nominations of persons for election to the Board of Directors may be made at any Annual Meeting of Stockholders, or at any Special Meeting of Stockholders called for the purpose of electing directors, (a) by or at the direction of the Board of Directors (or any duly authorized committee thereof), or (b) by any stockholder of the corporation (i) who is a stockholder of record on the date of the giving of the notice provided for in this Section B of this Article Three and on the record date for the determination of stockholders entitled to vote at such meeting and (ii) who complies with the notice procedures set forth in this Section B of this Article Three.

     In addition to any other applicable requirements, for a nomination to be made by a stockholder, such stockholder must have given timely notice thereof in proper written form to the secretary of the corporation. To be timely, a stockholder's notice to the secretary must be delivered to or mailed and received at the principal executive offices of the corporation (a) in the case of an Annual Meeting, not less than ninety (90) days nor more than one hundred and twenty (120) days prior to the anniversary date of the immediately preceding Annual Meeting of Stockholders; provided, however, that in the event that the Annual Meeting is called for a date that is not within thirty (30) days before or after such anniversary date, notice by the stockholder in order to be timely must be so received not later than the close of business on the tenth (10th) day following the day on which such notice of the date of the Annual Meeting was mailed; and (b) in the case of a Special Meeting of Stockholders called for the purpose of electing directors, not later than the close of business on the tenth
(10th) day following the day on which notice of the date of the Special Meeting was mailed. In no event shall the public announcement of an adjournment of an Annual Meeting or Special Meeting commence a new time period for the giving of a stockholder's notice as described above.

     To be in proper written form, a stockholder's notice to the secretary must set forth (a) as to each person whom the stockholder proposes to nominate for election as a director (i) the name, age, business address and residence address of the person, (ii) the principal occupation or employment of the person, (iii) the class or series and number of shares of capital stock of the corporation which are owned beneficially or of record by the person and (iv) any other information relating to the person that would be required to be disclosed in a proxy statement or other filings required to be made in connection with solicitations of proxies for election of directors pursuant to Section 14 of the Securities Exchange Act of 1934, as amended (the "Exchange Act"), and the rules and regulations promulgated thereunder; and (b) as to the stockholder giving the notice (i) the name and record address of such stockholder, (ii) the class or series and number of shares of capital stock of the corporation which are owned beneficially or of record by such stockholder, (iii) a description of all arrangements or understandings between such stockholder and each proposed nominee and any other person or persons (including their names) pursuant to which the nomination(s) are to be made by such stockholder, (iv) a representation that such stockholder intends to appear in person or by proxy at the meeting to nominate the persons named in its notice and (v) any other information relating to such stockholder that would be required to be disclosed in a proxy statement or other filings required to be made in connection with solicitations of proxies for election of directors pursuant to Section 14 of the Exchange Act and the rules and regulations promulgated thereunder. Such notice must be accompanied by a written consent of each proposed nominee to being named as a nominee and to serve as a director if elected.

     No person shall be eligible for election as a director of the Corporation unless nominated in accordance with the procedures set forth in this Section B of this Article Three, except as may be otherwise provided in the Certificate of Incorporation of the Corporation. If the chairman of the meeting determines that a nomination was not made in accordance with the foregoing procedures, the chairman shall declare to the meeting that the nomination was defective and such defective nomination shall be disregarded.

     Section C. Employee Directors. An employee director, other than the chief executive officer, shall immediately resign from the Board of Directors at the time of any reduction in responsibility or upon termination of employment for whatever reason, unless the Board of Directors determines otherwise. A director who was chief executive officer of the corporation and whose employment was terminated for whatever reason, other than retirement, shall resign immediately from the Board of Directors upon such termination, unless the Board of Directors determines otherwise.

     Section D. Meetings. The annual meeting of the Board of Directors shall be held immediately after the adjournment of the annual meeting of the stockholders, at which time the: (i) officers of the corporation shall be elected, (ii) the membership of committees of the Board of Directors shall be elected and (iii) the election of the Chairman of the Board of Directors and any other Board positions. The Board may also designate more frequent intervals for regular meetings. Special meetings may be called at any time by the chairman of the Board, chief executive officer, president, or any director. Members of the Board of Directors may participate in a meeting of the Board of Directors by means of conference telephone or similar communications equipment by means of which all persons participating in the meeting can hear each other, and participation in a meeting in such manner shall constitute presence in person at such a meeting.

     Section E. Notice of Directors' Meetings. The annual and all regular Board meetings may be held without specific prior notice of the date, time, place or purpose of the meeting, as long as such dates have been previously established. Special meetings shall be held upon notice sent by any usual means of communication not less than twenty-four (24) hours before the meeting noting the date, time and place of the meeting. The notice need not describe the purposes of the special meeting. Attendance by a director at a meeting or subsequent execution or approval by a director of the minutes of a meeting shall constitute a waiver of any defects in notice of such meeting.

     Section F. Quorum and Vote. The presence of a majority of the directors shall constitute a quorum for the transaction of business. A meeting may be adjourned despite the absence of a quorum, and notice of an adjourned meeting need not be given if the time and place to which the meeting is adjourned are fixed at the meeting at which the adjournment is taken, and if the period of adjournment does not exceed thirty (30) days in any one adjournment. The vote of a majority of the directors present at a meeting at which a quorum is present shall be the act of the Board, unless the vote of a greater number is required by the Certificate of Incorporation, these Bylaws, or by the laws of Delaware.

     Section G. Committees of the Board of Directors . The Board of Directors, by a resolution adopted by a majority if its members, may designate an executive committee, an audit committee, and other committees, and may delegate to such committee or committees any and all such authority as it deems desirable.

     Section H. Removal of Directors. Any or all of the directors may be removed at any time for "cause" by the affirmative vote of the holders of 66-2/3% or more of the outstanding shares of capital stock of the Corporation entitled to vote generally in the election of directors (considered for this purpose as one class). Cause for purposes of these Bylaws shall be: (i) any fraudulent or dishonest act or activity by the director; or (ii) behavior materially detrimental to the business of the Corporation.

     Section I. Chairman of the Board. The chairman of the Board shall be chosen from among the directors and shall preside at all meetings of the Board of Directors and stockholders. He shall confer from time to time with members of the Board and the officers of the corporation and shall perform such other duties as may be assigned to him by the Board. Except where by law the signature of the president is required, the chairman of the Board shall possess the same power as the president to sign all certificates, contracts, and other instruments of the corporation which may be authorized by the Board of Directors.

     Section J. Time and Place of Meetings. All meetings of the Board of Directors shall be held at the principal office of the corporation, or at such other place within or without the State of Delaware and at such time as may be designated from time to time by the Board of Directors.

     Section K. Vacancies. Except as otherwise provided in the Certificate of Incorporation or in the following paragraph, vacancies occurring in the membership of the Board of Directors, from whatever cause arising may be filled by vote of a majority of the remaining directors, although less than a quorum is present, or such vacancies may be filled by the shareholders.

     Section L. Action by Written Consent of Directors. Any action required or permitted to be taken by the Board of Directors or any committee thereof may be taken without a meeting if all members of the Board or of the committee consent in writing to the adoption of resolution authorizing the action. The resolution and the written consents thereto by the members of the Board or of the committee shall be filed with the minutes of the proceedings of the Board or committee, and such action shall be as valid and effective as any action taken at a regular or special meeting of the directors.

     Section M. Dividends. The Board of Directors may declare dividends from time to time upon the capital stock of the Corporation in accordance with the DGCL.

     Section N. Fiscal Year. The fiscal year of the Corporation shall be fixed by resolution of the Board of Directors.


                                  ARTICLE FOUR

                                    OFFICERS
                                    --------

     Section A. Election and Term of Office. The officers of the corporation shall be elected by the Board of Directors at the regular annual meeting of the Board, unless the Board shall otherwise determine, and may consist of a chief executive officer, chief operating officer, president, one or more vice presidents (any one or more of whom may be designated "corporate," "executive," "senior," "group" or other functionally described vice president), a corporate secretary, a chief financial officer, a treasurer and one or more assistant secretaries and assistant treasurers. Each officer shall continue in office until his successor shall have been duly elected and qualified or until removed in the manner hereinafter provided. Vacancies occasioned by any cause in any one or more of such offices may be filled for the unexpired portion of the term by the Board of Directors at any regular or special meeting of the Board.

     Section B. Chief Executive Officer. The Board may designate a chief executive officer, who shall be the most senior officer of the Company, and report directly to the Board of Directors. The chief executive officer shall have the full authority to operate the Company on a day-to-day basis subject to the supervision of the Board of Directors. All officers of the Company shall be subject to the authority of the chief executive officer.

     Section C. The President. The president and his duties shall be subject to the control of the Board of Directors, except, if someone has been designated chief executive officer, in such event, the president shall be subject to the control of the chief executive officer. The president shall have the power to sign and execute all deeds, mortgages, bonds, contracts and other instruments of the corporation as authorized by the Board of Directors, except in cases where the signing and execution thereof shall be expressly designated by the Board of Directors or by these bylaws to some other officer, official or agent of the corporation. The president shall perform all duties incident to the office of president and such other duties as are properly required of him by the bylaws.

     Section D. The Vice Presidents. The vice presidents shall possess the same power as the president to sign all certificates, contracts and other instruments of the corporation which may be authorized by the Board of Directors, except where by law the signature of the president is required. All vice presidents shall perform such duties as may from time to time be assigned to them by the Board of Directors, the chairman of the board, the chief executive officer or the president, as applicable.

     Section E. The Corporate Secretary. The corporate secretary of the corporation shall:

     (1) Keep the minutes of the meetings of the stockholders and the Board of Directors in books provided for that purpose.

     (2) See that all notices are duly given in accordance with the provisions of these bylaws and as required by law.

     (3) Be custodian of the records and of the seal of the corporation and see that the seal is affixed to all documents, the execution of which on behalf of the corporation under its seal is duly authorized in accordance with the provisions of these bylaws.

     (4) Keep a register of the post office address of each stockholder, which shall be furnished to the corporate secretary at his request by such stockholder, and make all proper changes in such register, retaining and filing his authority for all such entries.

     (5) See that the books, reports, statements, certificates and all other documents and records required by law are properly kept, filed and authenticated.

     (6) In general, perform all duties incident to the office of corporate secretary and such other duties as may from time to time be assigned to him by the Board of Directors.

     (7) In case of absence or disability of the corporate secretary, the assistant secretaries, in the order designated by the chief executive officer, shall perform the duties of corporate secretary.

     Section F.  The Treasurer. The treasurer of the corporation shall:

     (1) Give bond for the faithful discharge of his duties if required by the Board of Directors.

     (2) Have the charge and custody of, and be responsible for, all funds and securities of the corporation, and deposit all such funds in the name of the corporation in such banks, trust companies or other depositories as shall be selected in accordance with the provisions of these bylaws.

     (3) At all reasonable times, exhibit his books of account and records, and cause to be exhibited the books of account and records of any corporation a majority of whose stock is owned by the corporation, to any of the directors of the corporation upon application during business hours at the office of this corporation or such other corporation where such books and records are kept.

     (4) Render a statement of the conditions of the finances of the corporation at all regular meetings of the Board of Directors, and a full financial report at the annual meeting of the stockholders, if called upon so to do.

     (5) Receive and give receipts for monies due and payable to the corporation from any source whatsoever.

     (6) In general, perform all of the duties incident to the office of treasurer and such other duties as may from time to time be assigned to him by the Board of Directors.

     (7) In case of absence or disability of the treasurer, the assistant treasurers, in the order designated by the chief executive officer, shall perform the duties of treasurer.

     Section G. Chief Operating Officer. The Board of Directors shall designate the authority and duties of the chief operating officer at the time of appointment and such authority and duties may change or limit the authority and duties of all other officers, except for the chief executive officer.

     Section H. Chief Financial Officer. The Board of Directors shall designate the authority and duties of the chief financial officer at the time of appointment and such authority and duties may change or limit the authority and duties of all other officers, except for the chief executive officer.


                                  ARTICLE FIVE

                                 CORPORATE SEAL
                                 --------------

     The corporate seal of the corporation shall be a round, metal disc with the words "Telecom Communications, Inc." around the outer margin thereof, and the words "Incorporated January 13, 2005", in the center thereof, so mounted that it may be used to impress words in raised letters upon paper.

                                   ARTICLE SIX

                                 INDEMNIFICATION
                                 ---------------

     Section A. Indemnification. The corporation shall, to the fullest extent permitted by the provisions of Section 145 of the DGCL, indemnify each person who is or was a director, officer, manager or employee of the corporation, or of any other corporation, partnership, joint venture, limited liability company, trust or other enterprise which he is serving or served in any capacity at the request of the corporation, from and against any and all, liability and reasonable expense, as and when incurred, that may be incurred by him in connection with or resulting from any claim, actions, suit or proceeding (whether actual or threatened, brought by or in the right of the corporation or such other corporation, partnership, joint venture, limited liability company, trust or other enterprise, or otherwise, civil, criminal, administrative, investigative, or in connection with an appeal relating thereto), in which he may become involved, as a party or otherwise, by reason of his being or having been a director, officer, manager or employee of the corporation or of such other corporation, partnership, joint venture, limited liability company, trust or other enterprise or by reason of any past or future action taken or not taken in his capacity as such director, officer, manager or employee, whether or not he continues to be such at the time such liability or expense is incurred, to the fullest extent permitted by the DGCL as the same now exists or may hereafter be amended (but in the case of any such amendment only to the extent that such amendment permits the corporation to provide broader indemnification rights than the DGCL permitted the corporation to provide prior to such amendment).

     Any indemnification pursuant to this Article Six shall be (unless ordered by a court) paid by the corporation within sixty (60) days of such request, unless the corporation shall have determined by (a) the Board of Directors, acting by a quorum consisting of directors who are not parties to or who have been wholly successful with respect to such claim, action, suit or proceeding,
(b) outside legal counsel engaged by the corporation (who may be regular counsel of the corporation) and who delivers to the corporation its written opinion, or
(c) a court of competent jurisdiction, that indemnification is not proper under the circumstances because such person has not met the necessary standard of conduct in accordance with DGCL; provided, however, that following a Change in Control of the Corporation, with respect to all matters thereafter arising out of acts, omissions or events prior to the Change in Control of the Corporation concerning the rights of any person seeking indemnification hereunder, such determination shall be made by special independent counsel selected by such person and approved by the corporation (which approval shall not be unreasonably withheld), which counsel has not otherwise performed services (other than in connection with similar matters) within the five years preceding its engagement to render such opinion for such person or for the corporation or any affiliates (as such term is defined in Rule 405 under the Securities Act of 1933, as amended) of the corporation (whether or not they were affiliates when services were so performed) ("Independent Counsel"). Unless such person has theretofore selected Independent Counsel pursuant to this Article Six, Section A and such Independent Counsel has been approved by the corporation, legal counsel approved by a resolution or resolutions of the Board of Directors prior to a Change in Control of the Corporation shall be deemed to have been approved by the Corporation as required. Such Independent Counsel shall determine as promptly as practicable whether and to what extent such person would be permitted to be indemnified under applicable law and shall render its written opinion to the Corporation and such person to such effect; provided that such independent counsel shall find that the standard for indemnification has been met by such person unless indemnification is clearly precluded under these Bylaws or the DGCL. The corporation agrees to pay the reasonable fees of the Independent Counsel referred to above and to fully indemnify such Independent Counsel against any and all expenses, claims, liabilities and damages arising out of or relating to this Article Seven or its engagement pursuant hereto.

     For purposes of this Article Six, a "Change in Control of the Corporation" shall be deemed to have occurred upon the first to occur of the following events:

          (i) any "person," as such term is used in Sections 13 (d) and 14(d) of the Securities Exchange Act of 1934, as amended (the "Exchange Act") (other than the corporation, any trustee or other fiduciary holding securities under an employee benefit plan of the corporation or any subsidiary of the corporation, or any corporation owned, directly or indirectly, by the stockholders of the corporation in substantially the same proportions as their ownership of stock of the corporation), is or becomes the "beneficial owner" (as defined in Rule 13d-3 under the Exchange Act), directly or indirectly, of securities of the corporation representing 30 percent or more of the combined voting power of the corporation's then outstanding securities;

          (ii) at any time during any period of two consecutive years, individuals, who at the beginning of such period constitute the Board of Directors, and any new director (other than a director designated by a person who has entered into an agreement with the corporation to effect a transaction described in subsection (i), (iii) or (iv) of this Section 7.4) whose election by the Board of Directors or nomination for election by the corporation's stockholders was approved by a vote of at least two-thirds (2/3) of the directors at the beginning of the period or whose election or nomination for election was previously so approved cease for any reason to constitute at least a majority thereof;

          (iii) the stockholders of the corporation approve a merger or consolidation of the corporation with any other corporation, other than (1) a merger or consolidation which would result in the voting securities of the corporation outstanding immediately prior thereto continuing to represent (either by remaining outstanding or by being converted into voting securities of the surviving entity) more than 50 percent of the combined voting power of the voting securities of the corporation or such surviving entity outstanding immediately after such merger or consolidation or (2) a merger or consolidation effected to implement a recapitalization of the corporation (or similar transaction) in which no person acquires 50 percent or more of the combined voting power of the corporation's then outstanding securities; or

          (iv) the stockholders of the corporation approve a plan of complete liquidation of the corporation or an agreement for the sale or disposition by the corporation of all or substantially all of the corporation's assets.

     Section B. Expenses. Expenses, including reasonable attorneys' fees, incurred by a person referred to in Section A of this Article Six in defending, investigating or otherwise being involved in a proceeding shall be paid by the corporation in advance of the final disposition of such proceeding, including any appeal therefrom, upon receipt of an undertaking (the "Undertaking") by or on behalf of such person to repay such amount if it shall ultimately be determined that he or she is not entitled to be indemnified by the corporation.

     Section C. Right of Claimant to Bring Suit. If a claim for indemnification is not paid in full by the corporation within sixty (60) days after a written claim has been received by the corporation or if expenses pursuant to Section B hereof have not been advanced within ten (10) days after a written request for such advancement accompanied by the Undertaking has been received by the corporation, the claimant may at any time thereafter bring suit against the corporation to recover the unpaid amount of the claim or the advancement of expenses. (If the claimant is successful, in whole or in part, in such suit or any other suit to enforce a right for expenses or indemnification against the corporation or any other party under any other agreement, such claimant shall also be entitled to be paid the reasonable expense of prosecuting such claim.) It shall be a defense to any such action (other than an action brought to enforce a claim for expenses incurred in defending any proceeding in advance of its final disposition where the required Undertaking has been tendered to the corporation) that the claimant has not met the standards of conduct which make it permissible under the DGCL for the corporation to indemnify the claimant for the amount claimed. After a Change in Control, the burden of proving such defense shall be on the corporation, and any determination by the corporation (including its Board of Directors, independent legal counsel or its stockholders) that the claimant had not met the applicable standard of conduct required under the DGCL shall not be a defense to the action nor create a presumption that claimant had not met such applicable standard of conduct.

     Section D. Non-Exclusivity of Rights. The rights conferred on any person by this article shall not be exclusive of any other right which such person may have or hereafter acquire under any statute, provision of the Certificate of Incorporation, Bylaws, agreement vote of stockholders or disinterested directors or otherwise. The Board of Directors shall have the authority, by resolution, to provide for such other indemnification of directors, officers, employees or agents as it shall deem appropriate.

     Section E. Insurance. The corporation may purchase and maintain insurance to protect itself and any director, officer, employee or agent of the corporation or another corporation, partnership, joint venture, limited liability company, trust or other enterprise against any expenses, liabilities or losses, whether or not the corporation would have the power to indemnify such person against such expenses, liabilities or losses under the DGCL.

     Section F. Enforceability. The provisions of this Article Six shall be applicable to all proceedings commenced after its adoption, whether such arise out of events, acts, omissions or circumstances which occurred or existed prior or subsequent to such adoption, and shall continue as to a person who has ceased to be a director or officer and shall inure to the benefit of the heirs, executors and administrators of such person. This Article Six shall be deemed to grant each person who, at any time that this Article Six is in effect, serves or agrees to serve in any capacity which entitles him to indemnification hereunder rights against the corporation to enforce the provisions of this Article Six, and any repeal or other modification of this Article or any repeal or modification of the DGCL or any other applicable law shall not limit any rights of indemnification then existing or arising out of events, acts, omissions, circumstances occurring or existing prior to such repeal or modification, including, without limitation, the right to indemnification for proceedings commenced after such repeal or modification to enforce this article with regard to acts, omissions, events or circumstances occurring or existing prior to such repeal or modification.

     Section G. Severability. If this Article Six or any portion hereof shall invalidated on any ground by any court of competent jurisdiction, then the corporation shall nevertheless indemnify each director and officer of the corporation as to costs, charges and expenses (including attorneys' fees), judgments, fines and amounts paid in settlement with respect to any proceeding, whether civil, criminal, administrative or investigative, including an action by or in the right of the corporation, to the full extent permitted by any applicable portion of this Article Six that shall not have been invalidated and to the full extent permitted by applicable law.

                                  ARTICLE SEVEN

                                   AMENDMENTS
                                   ----------

     Section A. By Shareholders. These by-laws may be amended at any meeting of shareholders by vote of the shareholders holding a majority of the outstanding stock entitled to vote, present either in person or by proxy, provided notice of the amendment is included in the notice or waiver of notice of such meeting.

     Section B. By Directors - . The Board of Directors may from time to time by the vote of a majority of the directors then in office make, adopt, amend, supplement or repeal by-laws (including by-laws adopted by the shareholders of the Corporation), but the shareholders of the Corporation may from time to time specify provisions of the by-laws that may not be amended or repealed by the Board of Directors.

                                  CERTIFICATION

     I hereby certify that these Bylaws were adopted by the Board of Directors on January 13, 2005.


                                       ------------------------------------
                                       Name:      Lijian Deng
                                       Title:     Corporate Secretary

                                                                       EXHIBIT D

               UNANIMOUS WRITTEN CONSENT OF THE BOARD OF DIRECTORS

                                       OF
                          TELECOM COMMUNICATIONS, INC.

     The undersigned, being all of the Directors of TELECOM COMMUNICATIONS, INC., an Indiana corporation (the "Corporation"), acting pursuant to Section 23-1-34-2 of the Indiana Business Corporation Law, do hereby waive all notice of the time, place and purposes of a meeting of the Board of Directors of the Corporation and hereby unanimously consent and agree to the adoption of the following resolutions:


          RESOLVED, that an Annual Meeting of Stockholders (the "Meeting") of the Corporation be held on February 28, 2005, at 10:00 a.m. (HKT) at Platino Room Lobby Floor, The Empire Hotel Kowloon, 62, Kimberley Road, TST, Hong Kong, China;

          RESOLVED, that the stockholders of record at the close of business on January 24, 2005 (the "Record Date"), be entitled to receive notice of and to vote at the Meeting and that the proper officers of the Corporation be, and they hereby are, directed to instruct the Corporation's transfer agent, Corporation Service Company, not to close the books of the Corporation in connection with the transfer of the Common Stock, $0.001 par value, (the "Common Stock") of the Corporation, but for the purpose of determining the stockholders entitled to receive notice of and to vote at the Meeting, to prepare a list of the stockholders at the close of business on the Record Date and to send notice to such stockholders of the time, place and purposes (as set forth below) of the Meeting;

          RESOLVED, that the purposes of the Meeting shall be as follows:

               1. To approve a change in the state of incorporation of the Corporation from Indiana to Delaware, to be effected by a merger of the Corporation with and into Telecom Communications, Inc., a Delaware corporation ("Telecom Delaware"); and

               2. To approve the Board of Directors to effect a reverse split of its outstanding shares of common stock on the basis of one (1) share for each two (2) shares held by each holder, with all fractional shares rounded up to the next whole number;

               3. To elect Guosheng Liu, Lijian Deng, Shanhe Yang, Gary Lam and Lirong Liu as Directors; and

               4. To transact such other business as may properly come before the Meeting or any adjournment thereof.

          RESOLVED, that Eric Tang be, and he hereby is, designated as Inspector of Election at the Meeting;

          RESOLVED, that the Corporation solicit proxies for the Meeting and that Lisa Peng and Jason Chen be, and each of them hereby is, constituted as a proxy for management's solicitation of proxies at the Meeting;

          RESOLVED, that the Corporation prepare, file and distribute the appropriate proxy statement and annual report to stockholders in connection with the Meeting, such proxy statement and annual report to comply with the provisions of the Securities Exchange Act of 1934, as amended;

          RESOLVED, that since the proposed date and time for the Meeting is tentative, based upon the clearance of the Corporation's preliminary proxy materials by the Securities and Exchange Commission, the management of the Corporation has the right to adjust the date and time of the Meeting based upon such clearance;

          RESOLVED, that, subject to approval by its shareholders, the Corporation enter into an Agreement and Plan of Merger (the "Merger Agreement") between the Corporation and Telecom Communications, Inc., a Delaware corporation ("Telecom Delaware") pursuant to which the Corporation will merge with and into Telecom Delaware with Telecom Delaware to be the surviving corporation, subject to the conditions therein, and the existing Certificate of Incorporation and Bylaws of Telecom Delaware be the surviving documents and the proper officers of the Corporation be, and each of them hereby is, authorized and directed to execute and deliver in the name and on behalf of the Corporation, the Merger Agreement and a Certificate of Merger in such form as such officer, by his execution and delivery thereof, shall approve;

          RESOLVED, that, subject to approval by its shareholders, the Corporation effect a reverse split of its outstanding shares of common stock on the basis of one (1) share for each two (2) shares held by each holder, with all fractional shares rounded up to the next whole number; and

          RESOLVED, that the proper officers of the Corporation be, and they hereby are, authorized and directed to take all such further action and to execute and deliver all such instruments and documents in the name and on behalf of the Corporation and under its corporate seal or otherwise, and to pay such expenses and fees, as in their judgment shall be necessary, proper or advisable in order to fully carry out the intent and to accomplish the purposes of the foregoing resolutions, and each of them.

     This Consent may be executed in counterparts, including by facsimile, each of which shall be deemed an original, and all of which shall constitute a single instrument.

     IN WITNESS WHEREOF, the undersigned Directors have executed this Consent as of the 13th of January, 2005.



   ---------------------------------- ----------------------------------
            Shanhe Yang                          Lijian Deng




   ---------------------------------- ----------------------------------
            Lirong Liu                            Gary Lam



   ----------------------------------
            Guosheng Liu

                                                                      EXHIBIT E


                UNITED STATES SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549

                                   FORM 10-KSB

          [X] ANNUAL REPORT UNDER SECTION 13 OR 15(D) OF THE SECURITIES
                              EXCHANGE ACT OF 1934

                 For the fiscal period ended September 30, 2004

        [ ] TRANSITION REPORT UNDER SECTION 13 OR 15(D) OF THE SECURITIES
                              EXCHANGE ACT OF 1934

                        COMMISSION FILE NUMBER 333-62236

                          TELECOM COMMUNICATIONS, INC.
                          ----------------------------
        (Exact name of small business issuer as specified in its charter)


          Indiana                                        35-2089848
------------------------                         ----------------------------
(State or other jurisdiction of                (IRS Employer identification No.)
incorporation or organization)

             Room 1602, 16/F., 5-9 Observatory Court, TST, Hong Kong
           -----------------------------------------------------------
                    (Address of principal executive offices)

                                 (852) 2782 0983
                          -----------------------------
                           (Issuer's telephone number)

Securities registered under Section 12(b) of the Securities Exchange Act of 1934:

                                                      Name of Each Exchange
Title of Each Class                                   on Which Registered
-------------------                                   -------------------
       None                                                  None

Securities registered under Section 12(g) of the Securities Exchange Act of 1934: None; report is filed pursuant to section 15D

                     COMMON STOCK, PAR VALUE $.001 PER SHARE
                                (Title of Class)

Check whether the registrant: (1) filed all reports required to be filed by
Section 13 or 15(d) of the Securities Exchange Act of 1934 during the past 12 months (or for such shorter period that the registrant was required to file such reports), and (2) has been subject to such filing requirements for the past 90 days. Yes [X] No [ ]

Check if there is no disclosure of delinquent filers in response to Item 405 of Regulation S-B contained in this form, and no disclosure will be contained, to the best of registrant's knowledge, in definitive proxy or information statements incorporated by reference in Part III of this Form 10-KSB or an amendment to this Form 10-KSB. [ X ]

State issuer's net revenues for its most recent fiscal year: $1,431,473

State the aggregate market value of the voting stock held by non-affiliates of the registrant on December 1, 2004 computed by reference to the closing bid price of its Common Stock as reported by the OTC Bulletin Board on that date ($0.70 per share): $27,999,300 million.

Transitional Small Business Disclosure Format (check one): Yes [ ] No[X]

Number of shares of common stock outstanding as of December 1, 2004: 70,188,000

Number of shares of preferred stock outstanding as of December 1, 2004: None

                          TELECOM COMMUNICATIONS, INC.
                                   FORM 1O-KSB
                                TABLE OF CONTENTS

                                                                            Page

PART I.........................................................................1
   ITEM 1.  DESCRIPTION OF BUSINESS............................................1
   ITEM 2.  PROPERTIES........................................................13
   ITEM 4.  SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS...............13
PART II.......................................................................13
   ITEM 5.  MARKET FOR THE REGISTRANT'S COMMON STOCK AND RELATED
            SECURITY HOLDER MATTERS...........................................13
   ITEM 6.  MANAGEMENT'S DISCUSSION AND ANALYSIS OR PLAN OF OPERATIONS........16
   ITEM 7.  FINANCIAL STATEMENTS..............................................23
   ITEM 8.  CHANGES IN AND DISAGREEMENTS WITH ACCOUNTANTS ON ACCOUNTING
            AND FINANCIAL DISCLOSURE..........................................24
   ITEM 8A. CONTROLS AND PROCEDURES...........................................24
   ITEM 9.  DIRECTORS, EXECUTIVE OFFICERS, PROMOTERS AND CONTROL PERSONS;
            COMPLIANCE WITH SECTION 16(a) OF THE EXCHANGE ACT................ 25
   ITEM 10. EXECUTIVE COMPENSATION............................................27
   ITEM 11. SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT....28
   ITEM 12. CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS....................30
   ITEM 13. EXHIBITS AND REPORTS ON FORM 8-K..................................30
   Form 8-K dated July 22, 2004...............................................31
   Form 8-K dated July 22, 2004...............................................31
   Form 8-K dated August 16, 2004.............................................31
   Form 8-K dated September 17, 2004..........................................31
   Form 8-K dated October 7, 2004.............................................32
   ITEM 14. PRINCIPAL ACCOUNTANT FEES AND SERVICES............................32

                                     PART I

ITEM 1.   DESCRIPTION OF BUSINESS

Telecom Communications Inc. was incorporated on January 6, 1997 in the State of Indiana under the corporate name MAS Acquisition XXI Corp. Prior to December 21, 2000, we were a blank check company seeking a business combination with an unidentified business. On December 21, 2000, we acquired Telecom Communications of America, a sole proprietorship doing business in Los Angeles, California since August 15, 1995, and changed our name to Telecom Communications Inc. In connection with this acquisition, Aaron Tsai, our former sole officer and director was replaced by Telecom Communications of America's owners and associates. We issued 9,000,000 shares of our common stock or 90% of our total outstanding common stock after giving effect to the acquisition. MAS Capital Inc. returned 7,272,400 shares of common stock for cancellation without any consideration.

On September 30, 2003, Telecom Communications, Inc. (the "Company" or "Telecom") consummated a Stock Purchase Agreement (the "Stock Purchase Agreement") with Arran Services Limited ("Arran") and its sole shareholder, Mr. Fred Chi Yuan Deng, for the acquisition of all of the capital stock of Arran, a British Virgin Islands corporation. In exchange for the capital interest, Mr. Deng and his designate received a total of 23,800,000 shares of Telecom common stock, representing approximately 64% of the outstanding shares of Telecom.

On September 30, 2003, Telecom discontinued its operations in the U.S.

On the closing of the Stock Purchase Agreement, Mr. Deng was elected chairman and CEO of the Company. In addition, Mr. Ou Zhixiong, and Ms. Lijian Deng were elected as directors of the Company. In connection with the acquisition, Mr. Tak Hiromoto resigned as chairman and CEO of Telecom, but continued as President and as a director of Telecom. Ms. Elizabeth Hiromoto continued as a director and Secretary of Telecom. On December 31, 2003, Mr. Tak Hiromoto and Ms. Elizabeth Hiromoto resigned as director, President and Secretary, respectively. Mr. Fred Deng was appointed as President while Ms. Lijian Deng was appointed as Secretary.

The Company sold its 80% ownership in StarEastNet to a third party investor for a consideration of $200,000 in cash on November 20, 2003. StarEastNet's business model had not been profitable in the past several years and Management believed it would not help the Company in the long run, as the Company shifted its core business to wireless short/multimedia messaging services.

On March 16, 2004, Telecom acquired the remaining 20% interest of IC Star MMS Limited ("IC Star") not owned by Arran from Auto Treasure Holdings Limited, a company wholly owned by the majority shareholders of the Company, for the consideration of 9,889,000 shares of Telecom common stock and warrants to purchase 10,000,000 shares of Telecom common stock at $2 per share.

On April 16, 2004, Telecom Communications, Inc., through Arran, sold its 60% beneficial share ownership in Panyu No. 6 Construction Company Limited ("Panyu") to a related party [Aries Vision Technology Limited ("Aries"), a limited liability company incorporated in the British Virgin Islands] for the consideration of $2,580,390.

On June 6, 2004, Telecom entered into a subscription agreement (the "Subscription Agreement") with Taikang Capital Managements Corporation ("Taikang"), under which the Company has agreed to issue and sell to Taikang in a private placement, certain promissory notes each having a maturity date as set forth therein, in the total aggregate principal amount of $1,000,000, bearing interest at a rate of 6% per annum (the "Notes"). Taikang converted $500,000 of the Notes into 2,500,000 shares of Telecom common stock with par value $0.001 on July 22, 2004. On July 22, 2004, Telecom entered into a stock purchase agreement with Taikang, for the purchase of 7,500,000 shares of the Company's common stock, par value $.001 per share for an aggregate purchase price of $1,500,000.

On July 22, 2004, Deng Chi Yuan (Fred Chi Yuan Deng), the majority shareholder of Telecom then entered into stock purchase agreements (the "Agreements") with each of three (3) accredited investors, under which he agreed to sell shares of the Company's common stock, $.001 par value (the "Common Stock"), at a price equal to $.16 per share (the "Shares"). Pursuant to the Agreements, 6,000,000 Shares were purchased by Telecom Value Added, Inc.; 6,000,000 Shares were purchased by Bloomen Limited; and 5,800,000 Shares were purchased by Bon Air Group Limited, respectively. In a concurrent transaction, Deng transferred 51 shares (51% percent of the outstanding shares) of Auto Treasure Holdings Limited, a company which holds approximately 16% of all the Company's issued and outstanding shares, as well as warrants exercisable to purchase 10,000,000 shares of Common Stock to key officers of the Company.

On October 7, 2004, Telecom entered into a stock purchase agreement with Taikang, an affiliate of the Company, for the purchase of 10,000,000 shares of the Company's common stock, par value $.001 per share for an aggregate purchase price of $2,000,000.

Overview

Telecom is a Total Solutions Provider that offers Integrated Communications Network Solutions and is a leading Internet and telecommunications value-added service provider doing business through 2 major wholly-owned subsidiaries, Arran Services Limited ("Arran") and Alpha Century Holdings Limited ("Alpha"), both are limited companies incorporated in the British Virgin Islands.

Arran was founded on December 3, 2001 and commenced its operations in January 2003. Arran, through its acquisition of 60% ownership in Panyu No. 6 Construction Company Limited ("Panyu") in January 2003, is engaged in the construction of communication infrastructure and residential and commercial buildings. The participation in communication infrastructure construction, through regular construction companies, allows the Company to leverage its strength of content development in delivering its services to broader communities. Network infrastructure has always been considered the necessary fundamental necessity for telecommunication industry. Arran, through its wholly-owned subsidiary IC Star MMS Limited ("IC Star"), is also a content provider focused on design and development of entertainment content. IC Star has contracted with more than 2000 websites and collected all of their Internet and mobile phone users to be the online/offline members. ICStarMMS.com, through IC China network, links entertainment and lifestyle information to local communities by Short Message Service, Multimedia Messaging Service or other wireless devices to mobile subscribers across China.

Alpha was formed in December 2003 to hold certain assets of the Company and commenced operations in providing Total Solutions System to its clients. It offers integrated communications network solutions and Internet content service in universal voice, video and data web, and mobile communication for interactive media applications, technology and content leader in interactive multimedia communications, develops, markets and sells universal media software solutions for enterprise-wide deployment of integrated communication and media application.

INDUSTRY BACKGROUND

INTRODUCTION OF MOBILE BUSINESS

The Internet and world-wide web have introduced a new set of business challenges. It offers no time constraints or geographical boundaries, and opens up more communication, interaction and transaction channels than ever before. Fixed line Internet access has propelled many "bricks-and-mortar" companies into the Internet age. The convergence of wireless devices and the Internet create the second wave of change across industries.

Mobile business represents the convergence of mobile telephony and Internet technologies and a removal of the limitation or restrictions that exist today in the "wired" world. It is characterized by its ability to deliver multiple information types from multiple devices over multiple networks to users with multiple needs, as demonstrated in the following table:

---------------------------------------------------------------------------------------------
      SERVICES         DEVICES            COMMUNICATION TECHNOLOGY     APPLICATION/CONTENTS
---------------------------------------------------------------------------------------------
Communications     PC                     FIXED                        Information Portal
Information        Hand-Held Device       o   Analogue Phone           Infrastructure
Finance            Data-Enabled  Mobile   o   ISDN                     Applications
Commerce             Phone                o   Broadband                End User Applications
Advertising                                  (ADSL, XDSL)              E-Markets
Entertainment      ITV                    MOBILE                       Legacy
                   Set-Top Box            o   2G (e.g. GSM)
                   Internet-Capable       o   2.5G (e.g. GRPS)
                   Console                o   3G (e.g. UMTS)
                   Home PC Substitute     SHORT RANGE
                   Screen Phone           o   Blue Tooth
                                          o   802.11
---------------------------------------------------------------------------------------------

---------------------------------------------------------------------------------------------

NETWORK TECHNOLOGIES

GSM - GSM (Global System for Mobile Communication) operates in the 900 MHz and the 1800 MHz (1900MHz in the US) frequency bands and is the prevailing mobile standard in Europe and most of the countries in the Asia Pacific region. It provides simple wireless voice transmission and minimal data services.

GPRS - GPRS (General Packet Radio Service) is a packet switched wireless protocol as defined in the GSM standard that offers instant access to data networks. It permits a fast transmission speed of up to 115 Kbps. The advantage of GPRS is that it provides an " always on" connection (i.e. instant IP connectivity) between the mobile terminal and the network. GPRS is the first transport mode to allow full instant Internet access and will enable a wide range of applications.

3G - 3rd Generation (3G) is the generic term for the next big step in mobile technology development. It is a new generation of mobile communication service that has surpassed the limited services of the existing voice communication with higher speed of transmission and bandwidth. It can be used to transmit text, digitized voice, video and multimedia data at a rate up to 2 Mbps in a fixed or stationary wireless environment and 384-Kbps in a mobile environment.

SERVICE TECHNOLOGIES

SMS - SMS (Short Message Service) has provided the ability to send and receive text message to and from mobile phones. Each message can contain up to 160 alphanumeric characters. About 90% of SMS message are voice mail notifications or simple person-to-person messaging. The remaining are various information services, such as news, stock prices, sports, weather, horoscopes, jokes, etc. In addition, SMS e-mail notification, SMS chat and downloading of ringing tones have also have been offered. SMS is an ideal technology for pushing information from one-to-one or one-to-few.

WAP - WAP (Wireless Application Protocol) is an open, global standard for mobile solutions, including connecting mobile terminals to the Internet. WAP based technology permits the design of interactive, real-time mobile services for smart phones or communicators. The advantage of WAP is that it is user friendly and much easier to receive and react to information on a mobile telephone.

MMS - MMS (multimedia messaging service) is one of the recent developments in mobile messaging. MMS provides automatic and immediate delivery of personal messages. Unlike the SMS however, MMS allows mobile phone users to enhance their messages by incorporating sound, images, and other rich content, transforming it into a personalized visual and audio message. With MMS, it is not only possible to send your multimedia messages from one phone to another, but also from phone to email, and vice versa. This feature dramatically increases the possibilities of mobile communication, both for private and corporate use.

TELECOMMUNICATIONS IN CHINA

The telecommunications industry in China has experienced rapid growth in recent years. According to the Ministry of Information Industry, the total number of wireless access lines in service increased from 108.8 million at the end of 1999 to 249.9 million by the end of September 2003, representing a compound annual growth rate of 24.6%. As the result of the increasing demand for information demand and technology development, the market for data communication and Internet services in China also experienced a rapid growth during the same period. The number of Internet users in China increased from 8.9 million at the end of 1999 to 53.8 million at the end of September 2003, representing a compound annual growth rate of 60%.

According to Strategy Analytics, an independent international research and consulting firm, there will be approximately 1.5 billion mobile phone subscribers by 2004 in developed markets. In addition, Strategy Analytics reports that cellular data services will become more important in the future and will account for approximately 36% of total mobile revenue in 2010.

MOBILE DATA USAGE

China's mobile phone users sent 90 billion short messages last year, accounting for about a quarter of the total in the world. A latest survey conducted by Kongzhong.com, a value-added mobile service provider based in Beijing, showed about 40% of users between 18 and 60 have used the SMS service. Approximately 57% are using SMS to chat and play online games, ranking first among all applications. Other major applications of SMS include online news, financial information, handset pictures and ring tone downloads. Subscription services account for a large share of mobile data's increased popularity. The new services are being aggressively promoted by service providers, including the listed Internet portals Sohu.com, Sina.com and Netease.com and many smaller players. Dating services and games with cash prizes have emerged as leading drivers of mobile data use. Long offered on mainstream Internet sites, their mobile incarnations generally require customers to subscribe, driving up revenue for service providers.

The most significant growth for the sector, however, is likely to come from increased SMS usage by existing SMS users. China Mobile's "Monternet" and Unicom's "Uni-Info" mobile data revenue-sharing schemes are now well established with consumers and with third party service providers that offer content. With the models in place and revenue sharing between operators and service providers now taking place, the structure is positioned to scale as new service providers attract more SMS usage with a diversity of new content and services targeting the growing base of mobile subscribers.

DRIVERS OF SMS GROWTH IN CHINA

--------------------------------------------------------------------------------
Ease of Use          No need to register, no complicated set up required
--------------------------------------------------------------------------------
Low Price            RMB 0.1/message for contract subscribers;

                     RMB 0.15/message for pre-paid
--------------------------------------------------------------------------------
Viral Marketing      Friends send to friends, teaching each other how to
                     send and receive
--------------------------------------------------------------------------------
Always On            Service is available whenever and wherever the
                     mobile phone is turned on
--------------------------------------------------------------------------------

According to WTO accords, foreign firms are now permitted to invest in service providers, further boosting China's SMS market. Service providers and the operators themselves are actively exploring cross-media SMS events that bridge television and print media together with SMS. SMS interconnection between China Mobile and Unicom networks in 2002 and 2003 was also a major driver of SMS growth.

THE WARMING UP OF MMS

According to www.thefeature.com, building on the success of SMS messaging in China with 90 billion SMS messages sent in 2002, analysts are expecting MMS to be a huge phenomenon in the wireless communication scene. Three factors are expected to drive the mass adoption of MMS. Firstly, half of the nation-wide subscriber base changes mobile handsets yearly. Color-screen handsets from both foreign and domestic manufacturers are just being introduced and are expected to generate significant sales among early adopters this year. Secondly, the introduction of new GPRS- and MMS-based services that will fully utilize the features on those new handsets, has led many to believe that 2.5 G is almost assured of success in China. Thirdly, to encourage Internet service providers to develop more MMS content, China Mobile raised the revenue share ratio, and now 85% of the MMS revenue goes to the Internet service providers, while the company takes the remaining 15%. This compares favorably to the 80:20 revenue share ratio for plain -text SMS services.

Gartner Dataquest predicts that SMS traffic will peak around 2003 before it is to be overtaken by multimedia messaging traffic. MMS revenue will double from the current $13.4 billion to around $22.3 billion by 2006. Other analysts are even more bullish, Ovum says that by 2007, the MMS market will be worth around $70 billion.

THE GROWTH OF MOBILE AND TELECOMMUNICATIONS VALUE-ADDED SERVICES IN CHINA

Mobile subscribers in China are increasingly using their mobile handsets to access a wider range of value-added services, including instant message, information services and games applications. Both China Mobile and China Unicom have assisted the growth of value-added services by launching its Monternet platform and Uni-Info platform to expand their mobile data services. Both companies adopted similar business models of partnering with Internet content and service providers who developed mobile content and data services while mobile operators provide the transmission network, billing systems, and fee collection services for the service providers based on revenue sharing arrangements.

Compared to mobile voice communications, mobile data communications is still at an early stage in China, accounting for only 9.4% of total mobile revenues in 2002, according to Pyramid Research. We believe that telecommunications operators in China will continue to develop mobile network infrastructure which will provide new opportunities for the growth of mobile value-added services and applications as well as stimulate the market demand for these services.

The following shows the forecast for the growth of the mobile data services industry in China from 2002-2007:


----------------------------------------------------------------------------------------------------------
US$ million              2002A      2003E      2004E     2005E      2006E      2007E      CAGR (02-07)
----------------------------------------------------------------------------------------------------------
Value-added service &
SMS revenues
                         2,521      3,882      5,871     8,426      11,658     15,219         43.3%
----------------------------------------------------------------------------------------------------------
GPRS revenues              25         70        237       463       1,044      2,066         141.8%
----------------------------------------------------------------------------------------------------------

A: actual data
E: estimated data
CAGR: Compound Average Growth Rate
Source: Pyramid Research


PRODUCTS AND SERVICES

General Construction and Network Infrastructure Construction - Through its construction company in Guangzhou, the [Group] provides general construction to residential community, commercial, cultural and digital community. Construction includes setting up of broadband and fiber cable system over communities, LAN/WAN and Wi-Fi, internet/intranet/TV and wireless data communications network infrastructure. This operation ceased in April 2004 due to the disposal of the subsidiary. However, the participation in this operation had expanded the Company's network connection and client base in China.

My Star Friends - We have created the original Star SMS/MMS called "My Star Friends" community. It allowed subscribers to communicate with [the Star] by SMS/MMS using service provider's platform.

Entertainment News - Via the platform of service providers and mobile operators, subscribers can receive the latest entertainment news about Asia stars.

Total Solutions -Information Manager System & SMS/MMS Call Center CRM System - Total Solution system offered integrated communications network solutions and Internet content service in voice, data and video through mobile and Internet network with interactive media applications. Telecom, through IC Star and Alpha delivered the Information Manager System advantage and services of providing consistent, quality customer care and infortainment support services. In addition, it offers the client high-value, low-cost sales and service solutions using the highly scalable interactive MMS response (IMR), interactive voice responses (IVR) and speech recognition solutions, combined with an extensive network of Asia contract centers for live operator support and provide their clients opt-in subscriptions of Short Message Services (SMS) and Multimedia Message Services (MMS). It offers corporations advanced Internet and wireless capabilities without the need of the installation of expensive hardware at customer locations. Each user gets a unique code number and an associated web page to manage incoming and outgoing short messages, multimedia messages, phone calls, voice mails and emails with one single common interface. The Total Solution also allows simple, rapid administration of a company's telecom services, including adding new customers and moving telephone number locations online (VoIP) without the cost of a telecom support department. Users can consolidate their multiple phone numbers (office, home, mobile) with a single personal telephone number so callers reach them wherever they are. Further, a virtual SMS/MMS number handles all incoming faxes plus a unified virtual mailbox conveniently manages voicemail and faxes like e-mail.

Search Engine Optimization for mobile phone (SEO4Mobile) - SEO4Mobile offers wireless mobile phone providers the ability to use a short message service (SMS) search feature. Users who enter a relevant keyword or keyword phrase, along with a geographic identifier, can send searches to mobile operator via an SMS and receive a multimedia response that has been processed through a search engine on the Internet. By specifically laying out a separate search SMS for the geographic portion, SEO4Mobile helps structure the search in a simple and efficient way for the searcher. SEO4Mobile will then parse out its advertiser keyword ads that have a local identifier as it sends them to its distribution partners, thereby returning targeted results for mobile searches.

AdMaxB2Search - The Advertiser maximum bid listing system for mobile phone service providers is developed for small to mid-sized businesses that want to offer valuable advertising content to SEO4Mobile users quickly and simply, without impacting their design or operations. Through a step-by-step, wizard-driven set up, advertisers and partners of Telecom can log in to an Intranet site to bid on listing and directory functionality or upload a link over the Internet to a website of advertising distributors. With all their network distribution partners, users of AdMaxB2Search will share a percentage of the revenue earned by distributors when their users search for an ad and are sent to that SEO4Mobile. Advertisers who use this service will be given access to SEO4Mobile service providers and their users through search engine optimizers.

BUSINESS STRATEGIES

Our goal is to be the leading Internet and telecommunications value-added content provider in China. We have expanded our connection to local communities by participating in the telecommunication infrastructure industry through Panyu No. 6 Construction Company which we sold in April 2004. Our strong client/user database, through IC China network, and valuable entertainment and lifestyle information data, are the fundamental strengths of Telecom. We believe our large user base through contracting with various service providers in China, is one of the important business drivers as it provides us with the opportunity to market and deliver our value-added services and products. Our distinctive entertainment information database also provides us the opportunity to distribute online/offline content such as music, video and other forms of multimedia content through mobile operators to the end-users.

In order to leverage our strong user database and information content, we have sought appropriate software to enhance the value of our resources. We believe the integration of our user database, information content and appropriate software shall lead us to penetrate into the value-added content provider market rapidly. To satisfy a low cost objective for a growing company, we rely on third party software at this stage rather than maintain a research & development department for the creation of software. We will continue to expand our client database by entering into cooperation agreements with local Chinese service providers. We intend to develop and enrich our content from self production and internal efforts and cooperation with third-party content providers. We will also seek mobile operators and mobile phone manufacturers who will bundle our products like SEO4Mobile into mobile phones. We will enter into strategic relationships with various enterprise software providers in China with which we co-market, and bundle or distribute our Total Solutions with their products.

IC STAR MMS LIMITED

IC Star is a China-based local information and services affiliate network. It has contracted with more than 2,000 websites and collected all of their internet and mobile phone users to be the online/offline members. It began operations in December 1999 as an internet alliance concept focused on providing solutions to Chinese city local content providers wishing to publish their news across China. In May 2000, IC Star launched our affiliate network, then called goongreen.org, offering Chinese-language local news, information and community features such as publishing services targeted at online users in China. In October 2002, IC Star expanded its affiliate network by partnering with Aixi Software Limited, a leading network Internet/Intranet development Company with offices in Guangzhou, China and 6 distinct web sites targeting Chinese community users, education users and business users in China. ICStarMMS.com, through IC China network, links lifestyle infotainment with local communities across China. It has created the original Star SMS/MMS called "My Star Friends" community. It allowed subscribers of the contracted Service Providers to communicate with the [Star] by SMS/MMS through China Mobile's network. In January 2003, we continued our network and entertainment content expansion by the acquisition of stareastnet.com a leading entertainment and life information destination web site targeting Chinese users in greater China. As previously discussed, on December 31, 2003 the Company acquired the remaining interests of IC Star it did not already own. Today, we operate IC Star web sites to provide Chinese content and services that speak directly to the audience of each region, enriching the online experience of their users.

ALPHA CENTURY HOLDINGS LIMITED

Alpha was established in December 2003 as an investment holding company having interest in Huiri Electric (Panyu) Limited, a company in China with limited turnover on trading business. Alpha also holds certain assets for the group such as computer equipment and developing software. It signed contracts with clients by offering communications networks from IC Star's data base and content plus Alpha's asset to form integrated Total Solution. Alpha has developed products like Information Manager System, SMS/MMS Call Center System, SEO4Mobile, and the latest AdMaxB2Search.

RISK FACTORS AFFECTING OUR FUTURE RESULTS OF OPERATIONS

Our future results of operations involve a number of risks and uncertainties. With any business undertaking and their inherent unforeseeable risk in conducting business, the following paragraphs discuss a number of risks that could impact the Company's financial condition and results of operations.

(a)  Country risk

Currently, the Company's revenues are derived from sale of its contents, software and services to customers in the Peoples Republic of China (PRC). The Company hopes to expand its operations to countries outside the PRC, however, such expansion has not yet commenced and there are no assurances that the Company will be able to achieve such an expansion successfully. Therefore, a downturn or stagnation in the economic environment of the PRC could have a material adverse effect on the Company's financial condition.

(b)  Products risk

Our revenue-producing operations are limited and the information available about us makes an evaluation of us difficult. We have conducted limited operations and we have little operating history that permits you to evaluate our business and our prospects based on prior performance. You must consider your investment in light of the risks, uncertainties, expenses and difficulties that are usually encountered by companies in their early stages of development, particularly those engaged in international commerce. In addition to competing with other telecommunication and web companies, the Company could have to compete with larger US companies who have greater funds available for expansion, marketing, research and development and the ability to attract more qualified personnel if access is allowed into the PRC market. If US companies do gain access to the PRC markets in general, it may be able to offer products at a lower price. There can be no assurance that the Company will remain competitive should this occur.

(c)  Exchange risk

The Company generates revenue and incurs expenses and liabilities in Chinese renminbi, Hong Kong dollars and U.S. dollars. As a result, the Company is subject to the effects of exchange rate fluctuations with respect to any of these currencies. Since 1994, the official exchange rate for the conversion of renminbi to U.S. dollars has generally been stable and the renminbi has appreciated slightly against the U.S. dollar. However, given recent economic instability and currency fluctuations in the world, the Company can offer no assurance that the renminbi will continue to remain stable against the U.S. dollar or any other foreign currency. The Company's results of operations and financial condition may be affected by changes in the value of renminbi and other currencies in which its earnings and obligations are denominated. The Company has not entered into agreements or purchased instruments to hedge its exchange rate risks, although the Company may do so in the future.

(d) Our future performance is dependent on our ability to retain key personnel

Our future success depends on the continued services of executive management in China. The loss of any of their services would be detrimental to us and could have an adverse effect on our business development. We do not currently maintain key-man insurance on their lives. Our future success is also dependent on our ability to identify, hire, train and retain other qualified managerial and other employees. Competition for these individuals is intense and increasing.

(e) Our business depends significantly upon the performance of our subsidiaries, which is uncertain.

Currently, a majority of our revenues are derived via the operations of our subsidiaries. Economic, governmental, political, industry and internal company factors outside our control affect each of our subsidiaries. If our subsidiaries do not succeed, the value of our assets and the price of our common stock could decline. Some of the material risks relating to our partner companies include:

- Our subsidiaries are located in China and have specific risks associated with that; and

- Intensifying competition for our products and services and those of our subsidiaries, which could lead to the failure of some of our subsidiaries.

(f)  A visible trading market for our common stock may not develop.

Our common stock is currently traded on the Over-the-Counter Bulletin Board under the symbol "TCOM". The quotation of our common stock on the OTCBB does not assure that a meaningful, consistent and liquid trading market currently exists. We cannot predict whether a more active market for our common stock will develop in the future. In the absence of an active trading market:

- investors may have difficulty buying and selling or obtaining market quotations; and

-    market visibility for our common stock may be limited; and

- a lack of visibility for our common stock may have a depressive effect on the market price for our common stock.

(g)  Liability risk

We act as a total solution provider on our contracted projects. Insurance companies in China offer limited business insurance products. As a result, we do not have any business liability or disruption insurance coverage for our operations in China, and our coverage may not be adequate to compensate for all losses that may occur, particularly with respect to loss of business and reputation. Any business disruption litigation or natural disaster could expose us to substantial costs and losses.

OTHER RISK FACTORS

There are several risks and uncertainties, including those relating to the Company's ability to raise money and grow its business and potential difficulties in integrating new acquisitions, especially as they pertain to foreign markets and market conditions. These risks and uncertainties can materially affect the results predicted. Other risks include the Company's limited operating history, the limited financial resources, domestic or global economic conditions, activities of competitors and the presence of new or additional competition, and changes in Federal or State laws and conditions of equity markets.

The Company's future operating results over both the short and long term will be subject to annual and quarterly fluctuations due to several factors, some of which are outside the control of Telecom. These factors include but are not limited to fluctuating market demand for our services, and general economic conditions.

GOVERNMENTAL REGULATION

Effect of Probable Governmental Regulation on the Business

As we expand our efforts to develop new products and services, we will have to remain attentive to relevant federal and state regulations. We intend to comply fully with all laws and regulations, and the constraints of federal and state restrictions could impact the success of our efforts.

As our services are available in multiple states and foreign countries, these jurisdictions may claim that we are required to qualify to do business as a foreign corporation in each such state and foreign country. New legislation or the application of laws and regulations from jurisdictions in this area could have a detrimental effect upon our business. We cannot predict the impact, if any, that future regulatory changes or developments may have on our business, financial condition, or results of operation.

The PRC government heavily regulates its Internet and value-added telecommunications services sectors, including content restrictions on the Internet and value-added telecommunications services and the licensing and permit requirements for companies in the said industry. Because these laws and regulations and the legal requirements with regard to the Internet and value-added telecommunications services are relatively new, their interpretation and enforcement involve significant uncertainty. It has created substantial uncertainties regarding the legality of existing and future operations and activities of the Internet and telecommunications service in China, including our business. In some cases, our current and previous services or business could be deemed to be in violation of PRC laws or regulations, in which case we may be subject to fines or other penalties and/or may have to cease such business or services.

COST AND EFFECTS OF COMPLIANCE WITH ENVIRONMENTAL LAWS

Our business is not subject to regulation under the state and federal laws regarding environmental protection and hazardous substances control. We are unaware of any bills currently pending in Congress that could change the application of such laws so that they would affect us.

COMPETITION

The market for Internet and value-added telecommunications services in PRC is competitive and the competition is expected to increase in the future when the market matures and is opened. As the industry is relatively new and is growing rapidly, the basis of competition may shift, offering opportunities for new competitors to enter the market. In addition, as China opens its value-added telecommunications service market to foreign investors, we may face increased competition from international competitors with experience developed in overseas markets and significantly greater financial, technical and marketing resources than we have. Such competitors could also attempt to increase their presence in our markets by forming strategic alliances with other competitors, by offering new or improved products or by increasing their efforts to gain and retain market share through competitive pricing. As a result, our competitors may be able to adapt more quickly to changes in customer needs or to devote greater resources than we can to the sales of our real estate projects. Currently, our main competitors in the overall Internet and value-added telecommunications services market in China are local Internet portals such as Sina.com and

Sohu.com We believe our niche in the integrated total solution offering software with entertainment and lifestyle online/offline information, plus our client database has provided us a better position in the specialized Internet and value-added communications services market in China at the moment. However, as the market for Internet and value-added telecommunications services matures, price competition and ability to develop better products has intensified and is likely to continue to intensify. Such competition has adversely affected, and likely will continue to adversely affect, our gross profits, margins and results of operations. There can be no assurance that we will be able to continue to compete successfully with existing or new competitors.

EMPLOYEES

We believe that the success of our business will depend, in part, on our ability to attract, retain and motivate highly qualified sales, technical and management personnel, and upon the continued service of our senior management personnel. As of the date of this annual report, we have 20 full-time employees. We consider our employee relations to be good and we have never experienced any work stoppages. We cannot assure you that we will be able to successfully attract, retain and motivate a sufficient number of qualified personnel to conduct our business in the future.

ITEM 2.   PROPERTIES

The Company leases an office at Room 1602, Honkwok TST center, 5-9 Observatory Court, TST Kowloon, Hong Kong with approximately 120 square meters. The lease was signed in May 2003 and expires in April 2005 with current rent payment of $1,175 per month. Huiri Electric (Panyu) Limited leases an office at #62 Cunqiandajie Daping Shiqiao Panyu Guangzhou GD.511490 China. The rent is under negotiation with the landlord.

ITEM 3.   LEGAL PROCEEDINGS

None

ITEM 4.   SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS

No matter was submitted to a vote during the year.

                                     PART II

ITEM 5. MARKET FOR THE REGISTRANT'S COMMON STOCK AND RELATED SECURITY HOLDER MATTERS

MARKET INFORMATION

Our common stock is currently traded on a limited basis on the Over-the Counter Bulletin Board under the symbol "TCOM". The quotation of our common stock on the OTCBB does not assure that a meaningful, consistent and liquid trading market currently exists. We cannot predict whether a more active market for our common stock will develop in the future. In the absence of an active trading market:

- Investors may have difficulty buying and selling or obtaining market quotations;

-    Market visibility for our common stock may be limited; and

- A lack of visibility of our common stock may have a depressive effect on the market price for our common stock.

The reported high and low sale prices for the common stock are shown below for the periods indicated. The prices reflect inter-dealer prices, without retail mark-up, markdown or commissions, and may not always represent actual transactions. As of September 30, 2004, we had approximately 190 stockholders of record.

Period                                       High                  Low

Quarter ended December 31, 2003              $2.64                 $0.40
Quarter ended March 31, 2004                 $0.98                 $0.52
Quarter ended June 30, 2004                  $0.73                 $0.17
Quarter ended September 30, 2004             $0.34                 $0.09

On December 1, 2004, TCOM was quoted at $0.70 per share.

DIVIDENDS

There are no present material restrictions that limit the ability of the Company to pay dividends on common stock or that are likely to do so in the future. The Company has not paid any dividends with respect to its common stock, and does not intend to pay dividends in the foreseeable future.

THE APPLICATION OF THE "PENNY STOCK REGULATION" COULD HARM THE MARKET PRICE OF OUR COMMON STOCK

Our common stock currently trades on the OTC Bulletin Board. Since our common stock continues to trade below $5.00 per share, our common stock is considered a "penny stock" and is subject to SEC rules and regulations, which impose limitations upon the manner in which our shares can be publicly traded.

These regulations require the delivery, prior to any transaction involving a penny stock, of a disclosure schedule explaining the penny stock market and the associated risks. Under these regulations, certain brokers who recommend such securities to persons other than established customers or certain accredited investors must make a special written suitability determination regarding such a purchaser and receive such purchaser's written agreement to a transaction prior to sale. These regulations have the effect of limiting the trading activity of our common stock and reducing the liquidity of an investment in our common stock.

Stockholders should be aware that, according to the Securities and Exchange Commission Release No. 34- 29093, the market for penny stocks has suffered in recent years from patterns of fraud and abuse. These patterns include:

- Control of the market for the security by one or a few broker-dealers that are often related to the promoter or issuer;

- Manipulation of prices through prearranged matching of purchases and sales and false and misleading press releases;

- "Boiler room" practices involving high pressure sales tactics and unrealistic price projections by inexperienced sales persons;

- Excessive and undisclosed bid-ask differentials and markups by selling broker-dealers; and

- The wholesale dumping of the same securities by promoters and broker-dealers after prices have been manipulated to a desired level, along with the inevitable collapse of those prices with consequent investor losses.

Furthermore, the "penny stock" designation may adversely affect the development of any public market for the Company's shares of common stock or, if such a market develops, its continuation. Broker-dealers are required to personally determine whether an investment in "penny stock" is suitable for customers.

Penny stocks are securities (i) with a price of less than five dollars per share; (ii) that are not traded on a "recognized" national exchange; (iii) whose prices are not quoted on the NASDAQ automated quotation system (NASDAQ-listed stocks must still meet requirement (i) above); or (iv) of an issuer with net tangible assets less than $2,000,000 (if the issuer has been in continuous operation for at least three years) or $5,000,000 (if in continuous operation for less than three years), or with average annual revenues of less than $6,000,000 for the last three years.

Section 15(g) and Rule 15g-2 of the Exchange Act require broker-dealers dealing in penny stocks to provide potential investors with a document disclosing the risks of penny stocks and to obtain a manually signed and dated written receipt of the document before effecting any transaction in a penny stock for the investor's account. Potential investors in the Company's common stock are urged to obtain and read such disclosure carefully before purchasing any shares that are deemed to be "penny stock."

Rule 15g-9 requires broker-dealers in penny stocks to approve the account of any investor for transactions in such stocks before selling any penny stock to that investor. This procedure requires the broker-dealer to (i) obtain from the investor information concerning his or her financial situation, investment experience and investment objectives; (ii) reasonably determine, based on that information, that transactions in penny stocks are suitable for the investor and that the investor has sufficient knowledge and experience as to be reasonably capable of evaluating the risks of penny stock transactions; (iii) provide the investor with a written statement setting forth the basis on which the broker-dealer made the determination in (ii) above; and (iv) receive a signed and dated copy of such statement from the investor, confirming that it accurately reflects the investor's financial situation, investment experience and investment objectives. Compliance with these requirements may make it more difficult for the Company's stockholders to resell their shares to third parties or to otherwise dispose of them.

FUTURE SALES OF LARGE AMOUNTS OF COMMON STOCK COULD ADVERSELY EFFECT THE MARKET PRICE OF OUR COMMON STOCK AND OUR ABILITY TO RAISE CAPITAL.

Future sales of our common stock by existing stockholders pursuant to Rule 144 under the Securities Act of 1933, or following the exercise of future option grants, could adversely affect the market price of our common stock. Our directors and executive officers and their family members are not under lockup letters or other forms of restriction on the sale of their common stock. The issuance of any or all of these additional shares upon exercise of options will dilute the voting power of our current stockholders on corporate matters and, as a result, may cause the market price of our common stock to decrease. Further, sales of a large number of shares of common stock in the public market could adversely affect the market price of the common stock and could materially impair our future ability to generate funds through sales of common stock or other equity securities.

RECENT SALES OF UNREGISTERED SECURITIES

None

ITEM 6. MANAGEMENT'S DISCUSSION AND ANALYSIS OR PLAN OF OPERATIONS

SPECIAL NOTE REGARDING FORWARD-LOOKING STATEMENTS

This periodic report contains certain forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995 with respect to the financial condition, results of operations, business strategies, operating efficiencies or synergies, competitive positions, growth opportunities for existing products, plans and objectives of management. Statements in this periodic report that are not historical facts are hereby identified as "forward-looking statements" for the purpose of the safe harbor provided by Section 21E of the Exchange Act and Section 27A of the Securities Act.

Prospective shareholders should understand that several factors govern whether any forward -looking statement contained herein will be or can be achieved. Any one of those factors could cause actual results to differ materially from those projected herein. These forward - looking statements include plans and objectives of management for future operations, including plans and objectives relating to the products and the future economic performance of the Company. Assumptions relating to the foregoing involve judgments with respect to, among other things, future economic, competitive and market conditions, future business decisions, and the time and money required to successfully complete development projects, all of which are difficult or impossible to predict accurately and many of which are beyond the control of the Company. Although we believe that the assumptions underlying the forward - looking statements contained herein are reasonable, any of those assumptions could prove inaccurate and, therefore, there can be no assurance that the results contemplated in any of the forward - looking statements contained herein will be realized. Based on actual experience and business development, the Company may alter its marketing, capital expenditure plans or other budgets, which may in turn affect the our results of operations. In light of the significant uncertainties inherent in the forward-looking statements included therein, the inclusion of any such statement should not be regarded as a representation by the Company or any other person that the objectives or plans of the Company will be achieved.

The following analysis of the results of operations and financial condition of the Company should be read in conjunction with the financial statements of Telecom Communications, Inc. for the year ended September 30, 2004 and notes thereto contained in this Report on Form 10-KSB of Telecom Communications, Inc.

OVERVIEW

We are a leading value-added information service provider for China and the global Chinese community. Our specialized product Total Solutions System offers integrated communications network solutions and Internet content service in universal voice, video, data, web and mobile communication for interactive media applications and technology and content leaders in interactive multimedia communications. Telecom develops, markets and sells a universal media software solution for enterprise-wide deployment of integrated voice, video, data, web, and mobile communication for media applications. Designed around Telecom's Internet content and database and integrated into the Information Manager System and SMS/MMS Call Center CRM System core software, the Total Solutions application facilitates the collaboration of key business processes such as, corporate and marketing communications, membership distance interactive program, product development, customer relationship management and content management by allowing dispersed enterprise users to collaborate in real time with multimedia message services.

Our business model is built on the integration of strong entertainment and lifestyle content, our network database and the application of technology. Our network database was established by signing contracts with strategic partners and collecting all of their Internet and mobile phone users to be the online/offline members in China. We also established the network database from the construction company that we previously owned, Panyu No. 6 Construction Company Limited ("Panyu"), that provided network construction and general construction to the region. Our content was built through our business alliance in which IC Star (formerly known as Sino Super Ltd.) (http://www.ICSTARMMS.com), one of our subsidiaries and a network services provider based in Hong Kong, links entertainment and lifestyle information to local communities across China. IC Star, which was originally created as the Star SMS /MMS called "My Star Friends" community, was first invented as a SMS/MMS interactive between IC Star and fans in the world. By integrating the network database and content into a software that TCOM sources from the market, we can leverage the functions of the software and target it to various industries.

We believe that we are one of the leading Internet and value-added telecommunications services providers specializing in entertainment and lifestyle content in China. Since the launch of our Total Solutions - Information System and the SMS/MMS CRM in July, we have signed various contracts with clients which showed customer acceptance. It proved that our expectation on the reception of the integrated Internet and value-added telecommunication service is on the right track. We will target the enterprise multimedia communications market in China where we believe there is significant growth potential. Our latest products SEO4Mobile (Search Engine Optimization for mobile phones) and AdMaxB2Search have proved our strength in innovative and creative value-added service. As a result, three contracts have been signed with business partners.

One of our subsidiaries, IC Star MMS Ltd., or ICStar (formerly known as Sino Super Ltd.),a network services company based in Hong Kong, began operations in December 1999 with an Internet alliance concept focused on providing solutions to Chinese city local contents providers wishing to publish their news across China. In May 2000, ICStar launched our affiliate network, then called goongreen.org, offering Chinese-language local news, information and community features such as publishing services targeted at online users in China. In October 2002, ICStar expanded its affiliate network by partnering with Aixi Software Limited, a leading network Internet/Intranet development company with an office in Guangzhou China and 6 distinct web sites targeting Chinese community users, education users and business users in China. In January 2003, we continued our network expansion and entertainment content provided by the acquisition of stareastnet.com, a leading entertainment and life information destination web site targeting Chinese users in greater China. Today, ICStarMMS web sites serves local Chinese communities with its enriched and diversified content focused on entertainment and life-style information.

We will derive our revenues from the offering of our products Total Solutions System - Information Manager System, SMS/MMS CRM System, SEO4Mobile and AdMaxB2Search. Revenues are derived principally from providing integrated solutions and the AdMaxB2Search platform by entering into business contracts with enterprises for a fixed monthly fee.

BUSINESS PARTNERSHIP DEVELOPMENTS
---------------------------------

On October 26, 2004, IC Star (http://www.icstarmms.com) entered into a cooperation agreement with Baidu.com (http://www.baidu.com), the number one Chinese internet search engine. Under the agreement, IC Star will work with Baidu.com to develop Short Messaging Service (SMS), Multimedia Messaging Service
(MMS), and other wireless contents such as artist profiles and gaming. Baidu will provide the technical platform and take part in promoting this new operation to its users that have 60 million keyboard resolutions every day.

On November 1, 2004, Telecom reached an agreement with Aries and Gold Swallow Shop Limited to form Animation Studio, a joint venture to create, develop and produce computer generated or flash animated feature films, videos and multimedia content, and to develop and distribute digital videos and other products based on the content and program. Aries is currently in production on animated feature films to be broadcast on the Cartoon Channel in China during the second quarter of 2005. Gold Swallow Shop has investments to develop related software and run a distribution chain of home videos, music and games software in China. Gold Swallow develops home videos and distributes products that ignite customers to become better and more active participants in the China experience. In addition to the joint venture, TCOM will be granted a first right for exclusive arrangement wireless value-added service of all products and contents developed by the joint venture from time to time.

On November 15, 2004, IC Star, entered into a cooperation agreement with the wireless business division of Beijing eLong Information Technology Limited, a company of eLong Inc. (Nasdaq: LONG) (http://www.elong.com), the leading online travel service provider and community in China. Under the agreement, IC Star will utilize the best of its pool of celebrity and artistic resources, in conjunction with eLong's development of Short Messaging Service (SMS), Multimedia Messaging Service (MMS) and Coloring Ring Back Tone service. eLong will provide the technical platform and promote these new services to its users.

Since October 2003, the Company or its subsidiaries, through our strategic partner--Aixi Software Ltd., has signed contracts with various service providers in China in order to expand our network database. The service providers include:

Shanghai Linktone

Founded in October 1999, Linktone has emerged as an acknowledged leader in China's fast-growing wireless services sector. By developing a wide range of attractive content and applications for the paying end user, and by establishing nearly nationwide coverage through China's mobile operators, China Mobile and China Unicom, Linktone has enjoyed substantial, sustained growth in its user base and revenues. Linktone's current focus on Short Messaging Services (SMS) allows potential access to virtually all of China's 185 million GSM subscribers, among users of SMS, and familiarity with its functions, which continue to increase rapidly month to month. Linktone's consumer services focus on entertainment, messaging and personalized information.

Linktone has also established itself as a provider of innovative enterprise solutions. In May 2002, Linktone partnered with McDonald's Corporation (China) to launch a first of its kind, nationwide SMS promotion for the 2002 World Cup Tournament in Japan and Korea. Linktone has also worked to promote feature films, television programs, major entertainment events, and consumer goods. Although SMS remains Linktone's core focus, the Company has developed offerings for the mobile operators that include WAP over GPRS, WAP over CDMA, EMS, MMS, location-based and cell-broadcasting content and applications, as well as a number of products, scheduled for release later this year, for China Mobile's new 2.5G GPRS network. Linktone's headquarters are located in Shanghai, and the company maintains regional offices in Beijing, Guangzhou, Fuzhou, Qingdao and Xian.

5Wan.com

5wan International (http://www.5wan.com) concentrates on tens of millions cell phone users by offering humanization, high technology, and mobile entertainment. In China, 5wan has already launched several WAP games, and achieved great success. Their first release was the first role play WAP game - "SYZF" 5wan then introduced the release of the first multi-person SMS game - "king of fighter."

5wan's products and services are based on WAP, SMS, GPRS, Java and MPEG4. Also, 5wan is the first software developer to pass the Ericsson GPRS test. Ericsson (ERICY) has already used 5wan's game software in its application integration, recommended formally by China Mobile (CHL).

3721 Inter China Network Software Co. Ltd

3721 Inter China Network Software Co. Ltd (www.3721.com) was acquired by Yahoo! Holdings (Hong Kong) Ltd., a wholly owned subsidiary of Yahoo!, Inc. Under the agreements, the partners started to market ICStar short messages service (SMS), Multimedia Messages Services (MMS), ring tones, broadband to its own multi-millions users. ICStar will provide entertainment information celebrities as its core competency and other wireless contents such as wall paper and gaming. Both companies will work together to provide better customer preferred type of wireless/Internet products and services to lead a new trend of entertainment era in China.

Tencent Company Limited

Tencent is one of the first Internet Instant Messaging (IM) software developers in China, and a leading provider for Internet and mobile value-added services with a focus on IM and related value-added services. Its holding company, Tencent Holdings Limited, has been listed on the Hong Kong Stock Exchange since June 2004. Tencent was founded in November 1998 in Shenzhen, China. In February 1999, Tencent launched its first IM software--"Tencent QQ." Over the past five years, Tencent has strived to pursue technological advancement while maintaining a steady high growth in users. The vast community of Tencent QQ users demonstrates Tencent's technological strength in operating massive online application systems and IM-related applications.

Tencent users can communicate real time with each other via their IM platform with their PCs, mobile and fixed line phones, as well as various terminal devices. Not only can users communicate via text, images, audio, video and email, but they also have access to various Internet services and mobile value-added services designed to enhance the community experience, including mobile games, dating, content downloads and other entertainment services.

Under the agreements, the partners started to market IC Star's and Alpha's short messages service (SMS), Multimedia Message Services, ring tones, and broadband to their own multi-millions of users. IC Star will provide entertainment information celebrities as its core competency and other integrated contents. Both companies will work together to provide better customer preferred types of wireless/Internet products and services and lead a new trend of offering
Total Solutions to corporations through wireless and Internet communications in China.

Impact of Inflation

We believe that inflation has had a negligible effect on operations during the period. We believe that we can offset inflationary increases in the cost of sales by increasing sales and improving operating efficiencies.

Trends, Events, and Uncertainties

Demand for the Company's products will be dependent on, among other things, market acceptance of the Company's concept, the quality of its products and general economic conditions, which are cyclical in nature. Inasmuch as a major portion of the Company's activities is the receipt of revenues from the sales of its products, the Company's business operations may be adversely affected by the company's competitors and prolonged recessionary periods.

RESULTS OF OPERATIONS

YEAR ENDED SEPTEMBER 30, 2004 COMPARED THE YEAR ENDED SEPTEMBER 30, 2003

Revenue for the year ended September 30, 2004 was $1,431,473. $834,752 was generated from our IC Star subsidiary doing business in telecommunication add-value service through SMS and MMS in a profit sharing model. $596,721 was generated from Alpha doing business in Total Solutions commencing from September 2004. We did not have revenues for the year ended September 30, 2003. The Company recognizes revenue when there is persuasive evidence of an arrangement, delivery has occurred, the fee is fixed or determinable, collectibility is reasonably assured, and there are no substantive performance obligations remaining.

For the year ended September 30, 2004, costs of sales amounted to $685,958 for 48% of net revenues and consists of direct material or contents and labor costs and those indirect costs related to contract performance, such as indirect labor, supplies, tools, repairs, and depreciation costs as well as local taxes incurred. These costs are directly attributable to our contractual projects.

For the year ended September 30, 2004, we incurred operating expenses of $2,618,084 as compared to $488,568 for the year ended September 30, 2003. For the year ended September 30, 2004, operating expenses consisted of salaries of $436,329, consultancy fee of $1,306,000, depreciation expenses of $262,027 and other selling, general and administrative expenses of $613,728. For the year ended September 30, 2003, operating expenses consisted of settlement expense related to settlement of a lawsuit of $400,000, and other selling, general and administrative expenses of $88,568.

For the year ended September 30, 2004, we incurred interest income of $45 and no interest expense. A total of $753,695 was recorded as the Company recognized other income consisting primarily of the settlement of a liability and the received payment and sale proceeds from the sale of a subsidiary in November 2003. Acquisition cost of $8,126,917 for the additional 20% of IC Star was arrived at from the issuance of common shares.

For the year ended September 30, 2004, we recorded minority interest expense of $35,824 related to the allocation of profits to our minority interest holder.

For the year ended September 30, 2004, we recorded a net income of $518,360 from discontinued operations, which was net of income tax of $89,076, and a loss on the sale of the discontinued operations of $138,277.

OVERALL

We reported a net loss for the year ended September 30, 2004 of $8,901,487. This translates to an overall per-share loss of $.19 for the year ended September 30, 2004.

LIQUIDITY AND CAPITAL RESOURCES

At September 30, 2004, we had a cash balance of $325,131 held in Hong Kong, the Special Administrative Region of The People's Republic of China, and $11,576 held in PRC. We currently have no cash positions in the United States. We have been funding our operations from the receipt of customer deposits on our construction projects and receipt of sales proceeds of disposal of subsidiaries. We also funded our operation by issuing common stock for a consideration of $2,000,000 on July 22, 2004

Management has invested substantial time evaluating and considering numerous proposals for possible acquisition or combination developed by management or presented by investment professionals, the Company's advisors and others. We continue to consider acquisitions, business combinations, or start up proposals, which could be advantageous to shareholders. No assurance can be given that any such project acquisition, or combination will be concluded.

At September 30, 2004, our Company had stockholders equity of $2,660,641. Our Company's future operations and growth will likely be dependent on our ability to raise capital for expansion and to implement our strategic plan.

Net cash provided by operating activities was $562,741 for the year ended September 30, 2004 and was attributable to our net loss $8,901.487 offset by non-cash activity such as depreciation on discontinued/continued operation of $469,100, loss on disposal of equipment of $150,310, minority interest of $310,489, acquisition cost of $8126,917 and common stock issued for service of $1,740,000 as well as gain on disposal of subsidiary of $61,723. We may continue to use cash in our operations due to the continuing implementation of our business model and increased expenses from costs associated with being a public company.

Net cash used in investing activities for the year ended September 30, 2004 was $1,780,239 compared to net cash provided by investing activities of $159,718 for the year ended September 30,2003. For the year ended September 30, 2004, we received $200,000 of cash from the disposal of a subsidiary, which was off set by sales proceeds on disposal of the subsidiary net of cash in the amount of $1,343,810, and capital expenditures of $636,429.

Net cash provided by financing activities was $393,180 for the year ended September 30, 2004. Net cash provided by financing activities consisted of proceeds from related party loans of $69,117, proceeds from loans payable of $304,063 and proceeds from the issuance of common stock accounted for $20,000. .

Our future growth is dependent on our ability to raise capital for expansion, and to seek additional revenue sources. If we decide to pursue any acquisition opportunities or other expansion opportunities, we may need to raise additional capital, although there can be no assurance such capital- raising activities would be successful.

RECENT ACCOUNTING PRONOUNCEMENTS

The Financial Accounting Standards Board has recently issued several new accounting pronouncements:

In July 2002, the FASB issued SFAS No. 146, Accounting for Costs Associated with Exit or Disposal Activities. This statement addresses financial accounting and reporting for costs associated with exit or disposal activities and nullifies Emerging Issues Task Force ("EITF") Issue No. 94-3, Liability Recognition for Certain Employee Termination Benefits and Other Costs to Exit an Activity (including Certain Costs Incurred in a Restructuring). This statement applies to costs associated with an exit activity that does not involve an entity newly acquired in a business combination or with a disposal activity covered by SFAS No. 144. These costs include, but are not limited to, termination benefits provided to current employees that are involuntarily terminated under the terms of a benefit arrangement that, in substance, is not an ongoing benefit arrangement or an individual deferred compensation contract, costs to terminate a contract that is not a capital lease and costs to consolidate facilities or relocate employees. This statement does not apply to costs associated with the retirement of a long-lived asset covered by SFAS No. 143, Accounting for Asset Retirement Obligations. This statement was adopted effective January 1, 2004, and it did not have an impact on the Company's current financial position or its results of operations.

On December 31, 2002, the FASB issued SFAS No. 148, Accounting for Stock-Based Compensation - Transition and Disclosure. SFAS No. 148 amends SFAS No. 123, Accounting for Stock-Based Compensation, to provide alternative methods of transition to SFAS No. 123's fair value method of accounting for stock-based employee compensation. SFAS No. 148 also amends the disclosure provisions of SFAS No. 123 and APB Opinion No. 28, Interim Financial Reporting, to require disclosure in the summary of significant accounting policies of the effects of an entity's accounting policy with respect to stock-based employee compensation on reported net income and earnings per share in annual and interim financial statements. While SFAS No. 148 does not amend SFAS No. 123 to require companies to account for employee stock options using the fair value method, the disclosure provisions of SFAS No. 148 are applicable to all companies with stock-based employee compensation, regardless of whether they account for that compensation using the fair value method of SFAS No. 123 or the intrinsic value method of APB Opinion No. 25. The Company adopted the required disclosure provisions of SFAS No. 148 effective January 1, 2003, and its application did not have an impact on the Company's current financial position or its results of operations.

In May 2003, the FASB issued SFAS No. 150, Accounting for Certain Financial Instruments with Characteristics of both Liabilities and Equity. SFAS No. 150 establishes standards for how companies classify and measures certain financial instruments with characteristics of both liabilities and equity. It requires companies to classify a financial instrument that is within its scope as a liability (or an asset in some circumstances). SFAS No. 150 is effective beginning with the second quarter of fiscal 2004. This statement was adopted effective January 1, 2004, and it did not have an impact on the Company's current financial position or its results of operations.

ITEM 7.   FINANCIAL STATEMENTS

See "Index to Financial Statements" for the financial statements included in this Form 10-KSB.

ITEM 8. CHANGES IN AND DISAGREEMENTS WITH ACCOUNTANTS ON ACCOUNTING AND FINANCIAL DISCLOSURE

Robert G. Ercek, CPA resigned as independent certified public accountant and independent auditor on December 31, 2003. His report on our financial statements for the years ended September 30, 2002 and 2001 did not contain an adverse opinion or disclaimer of opinion, nor were they qualified or modified as to uncertainty, audit scope or accounting principles other than the uncertainty related to our ability to continue as a going concern through September 30, 2002. During the fiscal years ended September 30, 2002 and 2001, there were no disagreements with Robert G. Ercek, CPA on any matters of accounting principles or practices, financial statement disclosure or auditing scope or procedure, which, if not resolved to the satisfaction of Robert G. Ercek, CPA, would have caused it to make reference to the subject matter of the disagreement in connection with its report on these financial statements for those periods.

Sherb and Company, LLP ("Sherb"), was retained as independent certified accountants and independent auditor in December 2003 and resigned on April 12, 2004. Its report on our financial statements for the years ended September 30, 2003 and the subsequent interim period through April 11, 2004, did not contain an adverse opinion or disclaimer of opinion, nor were they qualified or modified as to uncertainty, audit scope or accounting principles other than the uncertainty related to our ability to continue as a going concern. There were no disagreements between Telecom and Sherb on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedures, which disagreements, if not resolved to Sherb's satisfaction, would have caused Sherb to make reference to the subject matter of the disagreement in connection with their reports on these financial statements for those periods.

On April 12, 2004, Livingston, Wachtell & Co., LLP ("LWC"), was retained as independent certified accountants and independent auditor and resigned on September 17, 2004. LWC's reports on the Company's financial statements for the past two fiscal years did not contain an adverse opinion, disclaimer of opinion, nor were they qualified or modified as to uncertainty, audit scope or accounting principles. During the Company's two most recent fiscal years and through September 17, 2004, there were no disagreements with LWC on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which disagreements, if not resolved to the satisfaction of LWC, would have caused it to make reference to the subject matter of the disagreements in connection with its report. No reportable events of the type described in item 304(a)(1)(iv)(B) of Regulation S-B occurred during the two most recent fiscal years.

Effective September 17, 2004, Child, Sullivan & Company was appointed as the new independent registered public accounting firm for the Company.

ITEM 8A.  CONTROLS AND PROCEDURES

As of the end of the period covered by this report, we conducted an evaluation, under the supervision and with the participation of the Chief Executive Officer and Chief Financial Officer, of our disclosure controls and procedures (as defined in Rules 13a-15(e) and 15d-15(e) under the Securities Exchange Act of 1934 (the "Exchange Act")). Based on this evaluation, the Chief Executive Officer and Chief Financial Officer concluded that the Company's disclosure controls and procedures are effective to ensure that information required to be disclosed by the Company in reports that it files or submits under the Exchange Act is recorded, processed, summarized and reported within the time periods specified in Securities and Exchange Commission rules and forms. There was no change in the Company's internal control over financial reporting during the Company's most recently completed fiscal quarter that has materially affected, or is reasonably likely to materially affect, the Company's internal control over financial reporting.

ITEM 9.   DIRECTORS, EXECUTIVE OFFICERS, PROMOTERS AND
          CONTROL PERSONS; COMPLIANCE WITH SECTION 16(A) OF THE EXCHANGE ACT

DIRECTORS AND EXECUTIVE OFFICERS

The following table includes the names, positions held and ages of our executive officers and directors.

NAME              AGE       POSITION
                  62        Chairman of the Board
Guosheng Liu
                  30        CEO, President and Director
Shanhe Yang
                  31        Controller, Secretary and Director
Lijian Deng
                  24        Chief Information Officer and Director
Lirong Liu
                  48        CFO and Director
Gary Lam

GUOSHENG LIU, CHAIRMAN
----------------------

Mr. Liu has more than 35 years experience in Chinese news process and media industry in China. He obtained his Master degree from Chinese Academy of Social Science. Prior to this, Mr. Liu had served Heilongjiang Daily as reporter for 7 years. After his graduation from the Chinese Academy of Social Science, Mr. Liu worked for People's Daily as Senior Reporter for the period 1981-2003. He has an extensive relationship with the media industry and government bodies.

SHANHE YANG, CEO, PRESIDENT AND DIRECTOR
----------------------------------------

Mr. Yang joined the Company in 1999 and has extensive management experience in multimedia industry in China. Mr. Yang is responsible for planning analysis and researching and developing of software products, as well as responsible for technical support, alliance's networking developing, and business development. He holds a post in various kinds of business categories, such as technical support, training, marketing and management. The main developing direction is Internet and mobile network business application. Prior to joining the group, Mr. Yang has engaged in enterprise's information system and electronic business system development in Shenzhen, Guangdong. Mr. Yang was trained as a computer network engineer in Beijing University of Post and Telecom.

LIJIAN DENG, CONTROLLER, SECRETARY AND DIRECTOR
-----------------------------------------------

Ms. Deng joined the company in 1994. Ms. Deng has been responsible for management of the export department and has been accumulating administration operation experience for 10 years in international trade and corporate management. Ms. Deng attended an advanced study in FUDAN University Shanghai prior to joining the Company.

GARY LAM, CFO
-------------

Mr. Lam joined the Company in late 2003 and has over 16 years of extensive experience in treasury management. Mr. Lam is an affiliated member of the Hong Kong Securities Institute. Mr. Lam was appointed as director of Renren Holdings Limited (a public company in HK) during May 2001-September 2002.

LIRONG LIU, CHIEF INFORMATION OFFICER AND DIRECTOR
--------------------------------------------------

Ms. Liu joined the Company in 2004. She spent 4 years in broadcasting and communications after graduation from college. Prior to joining the group, Ms. Liu had worked for various foreign conglomerates in the electronics industry in Zhuhai where she had served in different departments. With more than four years experience in Internet and the virtual media market, Ms. Liu was recognized as an outstanding information/content integration professional when she worked for Aixi Software Limited before joining our Company.

AUDIT COMMITTEE
---------------

We do not have an audit committee. The entire Board of Directors serves as the audit committee. Because of the small size of the Company and the risk attendant to a small public company, we are currently unable to attract an audit committee financial expert to our Board of Directors. There are no other committees of the Board of Directors.

Code of Ethics
--------------

See Exhibit 14 for the Company's Code of Ethics.

ITEM 10.  EXECUTIVE COMPENSATION

The following table sets forth in summary form the compensation received during each of the Company's last three completed fiscal years by the President and Secretary/ Treasurer of the Company.

                           Summary Compensation Table

The following table sets forth information relating to all compensation awarded to, earned by or paid by us during the past three fiscal years to: (a) our Chief Executive Officer; and (b) each of our executive officers who earned more than $100,000 during the last three fiscal periods ended September 30, 2004, 2003 and 2002:

                   Annual Compensation Long-Term Compensation
----------------------- ------- ----------------------------- ------------- -------------------------------- -------------------
  Name and Principal    Fiscal    Salary ($)     Bonus ($)       Other        Restricted      Securities         All Other
                                     Annual
                                                              Compensation   Stock Awards     Underlying
       Position          Year                                     ($)            ($)        Options SAR (#)     Compensation
----------------------- ------- --------------- ------------- ------------- --------------- ---------------- -------------------
Shanhe Yang              2004     $ 124,000       $       -     $       -     $       -            -                -0-
Chief Executive          2003     $       -       $       -     $       -     $       -            -                -0-
Officer, President       2002     $       -       $       -     $       -     $       -            -                -0-
and Director

Lijian  Deng             2004     $ 124,000       $       -     $       -     $       -            -                -0-
Controller, Secretary    2003     $       -       $       -     $       -     $       -            -                -0-
and Director             2002     $       -       $       -     $       -     $       -            -                -0-

Lirong Liu               2004     $ 124,000       $       -     $       -     $       -            -                -0-
Chief Information        2003     $       -       $       -     $       -     $       -            -                -0-
Officer and Director     2002     $       -       $       -     $       -     $       -            -                -0-



OPTION GRANTS IN LAST FISCAL YEAR
---------------------------------

     None

AGGREGATED OPTION/SAR EXERCISES IN LAST FISCAL YEAR AND
FISCAL YEAR-END OPTION/SAR VALUES
-------------------------------------------------------

     None

TERM OF OFFICE
--------------

The term of office of the current directors shall continue until new directors are elected or appointed.

EMPLOYMENT AGREEMENTS
---------------------

The Company has entered into employment agreements with management officers. The terms of the employment have been disclosed above. There are no employment contract established with our employees in China as it is not common to have employment contract in China for non-management employee.

TERMINATION OF EMPLOYMENT AND CHANGE OF CONTROL ARRANGEMENT
-----------------------------------------------------------

There are no compensatory plans or arrangements, including payments to be received from the Company, with respect to any person named in the Summary Compensation Table set out above which would in any way result in payments to any such person because of his or her resignation, retirement or other termination of such person's employment with the Company or its subsidiaries, or any change in control of the Company, or a change in the person's responsibilities following a change in control of the Company.

INDEMNIFICATION OF OFFICERS AND DIRECTORS
-----------------------------------------

We indemnify to the fullest extent permitted by, and in the manner permissible under the laws of the State of Indiana, any person made, or threatened to be made, a party to an action or proceeding, whether criminal, civil, administrative or investigative, by reason of the fact that he/she is or was a director or officer of our Company, or served any other enterprise as director, officer or employee at our request. Our board of directors, in its discretion, shall have the power on behalf of the Company to indemnify any person, other than a director or officer, made a party to any action, suit or proceeding by reason of the fact that he/she is or was our employee.

ITEM 11.  SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

(a)       Security Ownership of Certain Beneficial Owners

The following table sets forth, as of [December 20], 2004, information known to us relating to the beneficial ownership of shares of common stock by: each person who is the beneficial owner of more than five percent of the outstanding shares of common stock; each director; each executive officer; and all executive officers and directors as a group.

We believe that all persons named in the table have sole voting and investment power with respect to all shares of common stock beneficially owned by them except as stated therein.

Under the securities laws, a person is considered to be the beneficial owner of securities that can be acquired by him within 60 days from the date of this filing upon the exercise of options, warrants or convertible securities. We determine beneficial owner's percentage ownership by assuming that options, warrants or convertible securities that are held by him, but not those held by any other person and which are exercisable within 60 days of the date of this filing, have been exercised or converted. As of December 20, 2004, there were 70,188,000 shares of our common stock issued and outstanding.

The following table sets forth, as of [December 20], 2004, information known to us relating to the beneficial ownership of shares of common stock by: each person who is the beneficial owner of more than ten percent of the outstanding shares of common stock; each director; each executive officer; and all executive officers and directors as a group.

We believe that all persons named in the table have sole voting and investment power with respect to all shares of common stock beneficially owned by them except as stated therein.



                Name and address of
Title of Class  beneficial owner          Number of Shares   Percent of Class
--------------------------------------------------------------------------------

Common          Taikang Capital           20,000,000         28.5%
                Managements
                Corporation

Common          Lijian Deng              20,089,000(1)      14.4%

Common          Shanhe Yang               20,089,000(2)      14.4%

Common          Lirong Liu                20,089,000(3)      14.4%

Common          Gary Lam                  100,000(4)         0.1%

Directors and executive officers          10,589,000         15.09%
as a group (4 persons)

----------

(1) Consists of (i) 200,000 shares held directly by Ms. Deng (ii)(a) 9,889,000 shares of common stock plus (ii)(b) shares of commonstock underlying warrants held indirectly by Auto Treasure Limited pursuant to 51% co-ownership of all shares of Auto Treasure Limited, and assumes Auto Treasure Limited does not exercise its right to purchase 10,000,000 shares at an exercise price of $2.00 pursuant to warrant issued by the Company, which vested as of March 16, 2006.
(2)  Consists of 200,000 shares held directly by Mr. Yang (i) 9,889,000 plus
     (ii) warrants held indirectly by Auto Treasure Limited pursuant to 51% co-ownership of all shares of Auto Treasure Limited, and assumes Auto Treasure Limited does not exercise its right to purchase 10,000,000 shares at an exercise price of $2.00 pursuant to warrant issued by the Company, which vested as of March 16, 2006.
(3) Consists of 200,000 shares held directly by Ms. Liu (i) 9,889,000 plus (ii) warrants held indirectly by Auto Treasure Limited pursuant to 51% co-ownership of all shares of Auto Treasure Limited, and assumes Auto Treasure Limited does not exercise its right to purchase 10,000,000 shares at an exercise price of $2.00 pursuant to warrant issued by the Company, which vested as of March 16, 2006.
(4)  Consists of 100,000 shares held directly by Mr. Lam

(b)       Changes in Control

We know of no contractual arrangements which may at a subsequent date result in a change of control in the Company.

ITEM 12.  CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS

An officer of the Company or companies owned by this officer advanced funds to the Company for working capital purposes. At September 30, 2004, the Company owed this officer or his companies $165,343. The advances are non-interest bearing and are payable on demand and are shown as a current liability.

On April 16, 2004, the Company sold its 60% interest in Panyu to Aries Vision Technology Limited ("Aries"), a related party, for approximately $2,580,390. Approximately $2,095,128 is payable to the majority shareholder and the remaining $483,234 to Arran. Loss on disposal amounted to $138,277.

On May 3, 2004, Alpha Century Holdings Limited ("ACH"), a wholly owned subsidiary of Telecom Communications, Inc., (the "Company") entered into the Software ASP Reseller Agreement (the "Agreement") with Taikang Capital Managements Corporation d/b/a Taikang Insurance Agencies Managements in China ("Taikang"). Subsequent to the signing of the Agreement, Taikang became an affiliate of the Company on July 22, 2004, as a result of entering into a stock purchase agreement with the Company.

Grace Motion, Inc. a company in which a director of the Company has a beneficial interest, was paid a consulting fee amounting to US $37,180.

The Company advance $5,327 to a company in which a shareholder of the Company has a beneficial interest. The advances are non-interest bearing and are payable on demand.

A personal guarantee was granted from Mr. Gary Lam for the lease of an automobile for $76,923.

TO BE INPUT

ITEM 13.  EXHIBITS AND REPORTS ON FORM 8-K

(a)  Exhibits

     Our financial statements follow the signature page starting on page F-1

     3.1 Articles of Incorporation as amended and bylaws are incorporated by reference to Exhibit No. 3 of Form SB-2 as amended filed November 28, 2001.
     (1)

     3.11  Certificate of Incorporation of MAS Acquisition XXI Corp. (1)

     3.2  Articles of Amendment of the Article of Incorporation -
     MAS Acquisition XXI Corp. (1)

     3.5  By-laws (1)

     10.1 Standard Office Lease Gross (1)

     10.2 Standard Industrial/Commercial Multi-Tenant Lease (1)

     10.3 Amendment to Lease (1)

     10.4 Consulting Agreement between Telecom Communications Inc. and GreenTree Financial Group, Inc. (1)

     10.5 Inter-Tel.net Agreement (1)

     14   Code of Ethics

     31.1 Certification of CEO pursuant to section 302 of the Sarbanes-Oxley Act of 2002.*

     31.2 Certification of CFO pursuant to section 302 of the Sarbanes-Oxley Act of 2002.*

     32.1 Certification of CEO pursuant to section 906 of the Sarbanes-Oxley Act of 2002.*

     32.2 Certification of CFO pursuant to section 906 of the Sarbanes-Oxley Act of 2002.*


     (1) Incorporated by reference to exhibits filed with our registration statement on form SB-2/A file on 11/28/01.

     (*)  Filed herewith

(b)  Reports on Form 8-K

     Form 8-K dated July 22, 2004;

     Form 8-K dated July 22, 2004;

     Form 8-K dated August 16, 2004;

     Form 8-K dated September 17, 2004; and

     Form 8-K dated October 7, 2004.

ITEM 14.  PRINCIPAL ACCOUNTANT FEES AND SERVICES

AUDIT FEES

The aggregate fees billed by the Company's auditors for professional services rendered in connection with the audit of the Company's annual consolidated financial statements for fiscal 2004 and 2003 and reviews of the consolidated financial statements included in the Company's Forms 10-KSB for fiscal 2004 and 2003 were approximately $50,000 and $30,000, respectively.

AUDIT-RELATED FEES

The Company's auditors did not bill any additional fees for assurance and related services that are reasonably related to the performance of the audit or review of the Company's financial statements and are not reported under "Audit Fees" above.

TAX FEES

The aggregate fees billed by the Company's auditors for professional services for tax compliance, tax advice, and tax planning were $0 and $0 for fiscal 2004 and 2003, respectively.

ALL OTHER FEES

The aggregate fees billed by the Company's auditors for all other non-audit services rendered to the Company, such as attending meetings and other miscellaneous financial consulting, in fiscal 2004 and 2003 were $0 and $0, respectively.

                 TELECOM COMMUNICATIONS, INC. AND SUBSIDIARIES

                   INDEX TO CONSOLIDATED FINANCIAL STATEMENTS

                                    CONTENTS

Report of Independent Registered Public Accounting Firm                F-2

Consolidated Financial Statements:

   Consolidated Balance Sheet                                          F-3

   Consolidated Statements of Operations                               F-4

   Consolidated Statement of Stockholders' Equity (Deficit)            F-5

   Consolidated Statements of Cash Flows                           F-6 to F-7

Notes to Consolidated Financial Statements                         F-8 to F-18

CHILD, SULLIVAN & COMPANY
A PROFESSIONAL CORPORATION OF CERTIFIED PUBLIC ACCOUNTANTS
--------------------------------------------------------------------------------
1284 W. FLINT MEADOW DR., SUITE D, KAYSVILLE, UT 84037
PHONE: (801) 927-1337  FAX: (801) 927-1344


             REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To The Stockholders
Telecom Communications, Inc.

We have audited the accompanying consolidated balance sheet of Telecom Communications Inc. and Subsidiaries as of September 30, 2004, and the related consolidated statements of operations, stockholders' equity (deficit), and cash flows for the year then ended. These consolidated financial statements are the responsibility of the Company's management. Our responsibility is to express an opinion on these consolidated financial statements based on our audits.

We conducted our audit in accordance with generally accepted auditing standards as established by the AICPA's Auditing Standards Board and in accordance with the standards of the Public Company Accounting Oversight Board (United States of America). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the consolidated financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audit provides a reasonable basis for our opinion.

In our opinion, the consolidated financial statements referred to above present fairly, in all material respects, the financial position of Telecom Communications, Inc. and Subsidiaries as of September 30, 2004, and the results of their operations and their cash flows for the year then ended, in conformity with accounting principles generally accepted in the United States of America.



Child, Sullivan and Company
Salt Lake City, Utah

                          TELECOM COMMUNICATIONS, INC.
                           CONSOLIDATED BALANCE SHEET

                                                                       September 30,
                                                                          2 0 0 4
                                                                          -------
                                     Assets
                                     ------
Current assets
  Cash and cash equivalents                                            $    336,707
  Accounts receivable                                                       568,294
  Due from a related party                                                    5,327
  Prepaid expenses and other current assets                                  94,025
                                                                       ------------

       Total current assets                                               1,004,353

Property, plant and equipment, net                                        2,208,625

                                                                       ------------

       Total assets                                                    $  3,212,978
                                                                       ============

                    Liabilities and Stockholders' Equity
                    ------------------------------------
Current liabilities
  Accounts payable and accrued expenses                                     356,994
  Due to a related party                                                    165,343
                                                                       ------------
       Total current liabilities                                            552,337
                                                                       ------------



Stockholders' equity
  Preferred stock ($.001 Par Value: 20,000,000 Shares Authorized;
    no shares issued and outstanding)                                           -
  Common stock ($.001 Par Value: 80,000,000 Shares Authorized
    60,188,000 shares issued and outstanding)                                60,188
  Additional paid in capital                                             12,039,406
  Accumulated other comprehensive income                                        133
  Accumulated deficit                                                    (9,439,086)
                                                                       ------------

       Total stockholders' equity                                         2,660,641
                                                                       ------------

       Total liabilities and stockholders' equity                      $  3,212,978
                                                                       ============


              The accompanying notes are an integral part of these
                       consolidated financial statements.

                          TELECOM COMMUNICATIONS, INC.
                      CONSOLIDATED STATEMENTS OF OPERATIONS

                                                     For the Years Ended
                                                        September 30,
                                                        -------------
                                                  2 0 0 4           2 0 0 3
                                                  -------           -------
Net Revenues                                      1,431,473                 -

Cost of sales                                      (685,958)                -
                                              --------------     ------------

Gross profit                                        745,515                 -
                                              -------------      ------------

Operating expenses:
   Selling, general and administrative            2,618,084           488,568
                                              -------------      ------------

(Loss) from operations                           (1,872,569)         (488,568)
                                              --------------     -------------

Other Income (Expense):
   Interest income                                       45                 -
   Other income                                     553,695                 -
   Gain on disposal of a subsidiary                 200,000                 -
   Acquisition costs                             (8,126,917)                -
                                              --------------     ------------

Total Other (Expense)                            (7,373,177)                -
                                              --------------     ------------

(Loss) from continuing operations                (9,245,746)         (488,568)
   before minority interest

Minority interest in income of subsidiary           (35,824)                -
                                              --------------     ------------

(Loss) from continuing operations                (9,281,570)         (488,568)

Income from discontinued operations,
   net of income tax of $89,076                     518,360             40,068

Loss on sale of discontinued operations            (138,277)               --
                                              --------------     ------------


Net Income (Expense)                          $  (8,901,487)     $   (448,500)
                                              ==============     =============
Income per Common Share -
Discontinued Operations                       $        0.01      $          -

Loss per Common Share - Continuing
Operations                                    $       (0.20)     $      (0.01)
                                              --------------     -------------
Total loss per Common Share -
Basic & diluted                               $       (0.19)     $      (0.01)
                                              ==============     =============

Weighted Average Common Share
utstanding -  Basic & diluted                    45,919,882        37,299,000
                                              =============      ============


              The accompanying notes are an integral part of these
                       consolidated financial statements.

                          TELECOM COMMUNICATIONS, INC.
            CONSOLIDATED STATEMENT OF STOCKHOLDERS' EQUITY (DEFICIT)
                 FOR THE YEAR ENDED SEPTEMBER 30, 2003 AND 2004

                                             Common Stock                                                Accumulated
                                            $.001 Par Value    Additional                                  Other          Total
                                            ---------------     Paid In     Comprehensive  Accumulated  Comprehensive  Stockholders'
                                           Number of   Amount   Capital     Income(Loss)     Deficit    Income(Loss)      Equity
                                           ---------   ------   -------     ------------     -------    ------------      ------
                                            Shares
                                            ------
Balance, September 30, 2002               23,800,000   23,800  $     -     $       -       $  (23,800)  $              $       -

  Recapitalization of company             13,499,000   13,499        -                        (65,299)                     (51,800)
  Other comprehensive loss:
  Net loss                                                                     (448,500)     (448,500)                    (448,500)
  Comprehensive income - unrealized loss
    on foreign currency translation                                              (7,166)                     (7,166)        (7,166)
  Total comprehensive loss                      -        -           -         (455,666)         -             -              -
                                          ----------   ------  ----------  ------------    ----------   -----------    -----------

Balance, September 30, 2003               37,299,000   37,299        -                       (537,599)       (7,166)      (507,466)

  Shares issued in acquisition             9,889,000    9,889   8,312,406                                                8,322,295

  Shares issued for services               3,000,000    3,000   1,737,000                                                1,740,000

  Shares Issued for debt conversion        2,500,000    2,500     497,500                                                  500,000

  Shares Issued for software               7,500,000    7,500   1,492,500                                                1,500,000

  Other comprehensive loss:
  Net loss                                                                   (8,901,487)   (8,901,487)                  (8,901,487)
  Comprehensive income - unrealized gain
    on foreign currency translation                                               7,299
  Total comprehensive loss                      -        -           -       (8,894,188)         -            7,299          7,299
                                          ----------   ------  ----------  ------------    ----------   -----------    -----------

Balance, September 30, 2004               60,188,000   60,188  12,039,406                  (9,439,086)          133     2,660,641
                                          ----------   ------  ----------  ------------    ----------   -----------    -----------


              The accompanying notes are an integral part of these
                       consolidated financial statements.

                          TELECOM COMMUNICATIONS, INC.
                      CONSOLIDATED STATEMENTS OF CASH FLOWS

                                                                   For the Year Ended
                                                                      September 30,
                                                                      -------------
                                                                 2 0 0 4       2 0 0 3
                                                                 -------       -------
Cash flows from operating activities
   Net loss                                                    (8,901,487)     (448,500)

Adjustments to reconcile net loss to net cash provided
   by operating activities :
   Depreciation - continuing operations                           262,027       136,863
   Depreciation - discontinued operations                         207,073             -
   Loss on disposal of equipment                                  150,310             -
   Minority interest                                              310,489        37,471
   Acquisition cost                                             8,126,917             -
   Impairment of goodwill                                               -        32,181
   Common Stock issued for services                             1,740,000             -
   Gain on disposal of subsidiary                                (200,000)            -
   Loss on disposal of subsidiary                                 138,277             -

Changes in operating assets and liabilities :
   Accounts receivable                                          1,010,260      (604,390)
   Inventory of real estate held for sale                         (33,965)       (1,551)
   Costs and estimated earnings in excess of billings
   on uncompleted contracts                                    (3,043,649)      309,171
   Retention receivables                                         (669,995)            -
   Due from related party                                          (4,153)      (25,261)
   Prepaid and other current assets                               425,069       (44,658)
   Other assets                                                    11,983       (26,099)
   Accrued payable and accrued expenses                           762,494      (218,482)
   Customer deposits                                              233,351       627,960
   Billings in excess of costs and estimated earnings on           37,740       125,249
   uncompleted contract
                                                              -------------------------
Net cash provided by(used in) operating activities                562,741     (100,046)
                                                              -------------------------

Cash flows from investing activities
   Proceeds from sales of discontinued operations                 200,000             -
   Sales proceeds of disposal of subsidiary net of cash        (1,343,810)            -
   Cash acquired in acquisition                                         -       219,321
   Capital expenditure                                           (636,429)      (59,603)
                                                              -------------------------
Net cash flows provided by (used in) investing activities      (1,780,239)      159,718



              The accompanying notes are an integral part of these
                       consolidated financial statements.


                                      F-6


                          TELECOM COMMUNICATIONS, INC.
                      CONSOLIDATED STATEMENTS OF CASH FLOWS


Cash flows from financing activities
   Due to related party                                            69,117        64,046
   Proceeds from loan payable                                     304,063     1,090,682
   Proceeds from issuance of common stock                          20,000             -
                                                              -------------------------
Net cash flows provided by financing activities:                  393,180     1,154,728

   Effect of exchange rate changes in cash                          5,590       (58,965)
                                                              -------------------------
Net increase (decrease) in cash                                  (818,728)    1,155,435

Cash - beginning of year                                        1,155,435             -
                                                              -------------------------
Cash - end of period                                              336,707     1,155,435
                                                              =========================


Supplemental disclosure of cash flow information:
   Non cash investing and financing activities:
      Common stock issued for acquisition of software         $ 1,500,000   $         -
                                                              =========================
      Common stock issued for recapitalization                $         -   $   217,597
                                                              =========================

Acquisition details:
Fair value of assets acquired                                 $         -   $ 9,743,773
                                                              =========================
Liabilities assumed                                           $         -   $ 9,743,773
                                                              =========================



              The accompanying notes are an integral part of these
                       consolidated financial statements.

                          TELECOM COMMUNICATIONS, INC.
                   NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
                               SEPTEMBER 30, 2004

1.   BUSINESS DESCRIPTION AND ORGANIZATION

  THE COMPANY
Telecom Communications, Inc. (the "Company" or "Telecom") was incorporated on January 6, 1997 in the State of Indiana under the corporate name MAS Acquisition XXI Corp. Prior to December 21, 2000, the Company was a blank check company seeking a business combination with an unidentified business. On December 21, 2000, the Company acquired Telecom Communications of America, which was a sole proprietorship conducting business as a provider of long distance telephone carriers to individuals. This acquisition gave the Company the ability to provide low cost access to long distance carriers for individuals needing to call Latin and South America. The Company's long distance business operated over the Internet. In addition, the Company also provided various services such as check cashing, money wiring, the sale of bus tokens and passes, and the sale of California lottery tickets. Upon making this acquisition, the Company changed its name to Telecom Communications, Inc.

  ACQUISITION  OF THE  OPERATING  SUBSIDIARY AND THE  SHARE  EXCHANGE
In September 2003, the Company discontinued its above operations and on September 30, 2003, Telecom consummated a Stock Purchase Agreement with Arran Services Limited ("Arran") and its sole shareholder (the "majority shareholder"), for the acquisition of all of the capital stock of Arran, a British Virgin Islands corporation. In exchange for the capital interest, the majority shareholder and his designate received a total of 23.8 million shares of Telecom's common stock, representing approximately 64% of the outstanding shares of Telecom. On the closing of the Stock Purchase Agreement, the majority shareholder was elected chairman and CEO of the Company.

Telecom conducts all of its business in China through Arran's subsidiary IC Star MMS Limited ("IC Star"). IC Star (formerly known as Sino Super Limited) was an 80% owned China-based local information and services affiliate network. Established in December 1991, IC Star links entertainment and lifestyle information to local communities across China.

On March 16, 2004, the Company acquired from Auto Treasure Holdings Limited, an entity 100% owned by the majority shareholder, the remaining 20% interest of IC Star for a consideration of 9,889,000 shares of Telecom common stock and 10,000,000 warrants to purchase 10,000,000 shares of Telecom common stock at $2 per share. As a result, as of March 16, 2004, Telecom owned 100% of IC Star. This transfer was deemed to be a transfer between entities under common control and was therefore recorded on the Company's records at its historical cost basis. In connection with the new issuance of 9,889,000 shares of Telecom common stock and 10,000,000 warrants (expire March 15, 2006), the excess of the purchase consideration of $8,322,295 over the book value of the net assets of $195,378 acquired amounted to $8,126,917 and was recorded in the consolidated

                          TELECOM COMMUNICATIONS, INC.
                   NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
                               SEPTEMBER 30, 2004

statement of operations as acquisition expense. On December 15, 2003, the Company formed Alpha Century Holdings Limited ("Alpha") which is a wholly owned subsidiary registered in the British Virgin Islands and was formed for investment holdings. On March 31, 2004, Arran sold its interest in Huiri Electric (Panyu) Limited ("Huiri") to Alpha for approximately $13,000.
Panyu No.6 Construction Company ("Panyu"), was a 60% owned subsidiary located in Guangzhou, China, and its business was an integrated construction company. Panyu is focused on both general construction as well as the construction of network infrastructure for residential, industrial, cultural and commercial building communities. The Company sold Panyu on April 16, 2004 (refer to note 5). For the year ended September 30, 2003, all operating activity and financial results of the Company are related to Panyu. Panyu's operating results for the years ended September 30, 2004 and 2003 are shown as Discontinued Operations.

  CONTROL BY PRINCIPAL STOCKHOLDERS

The directors, executive officers and their affiliates or related parties, own beneficially and in the aggregate, the majority of the voting power of the outstanding shares of the common stock of the Company. Accordingly, the directors, executive officers and their affiliates, if they voted their shares uniformly, would have the ability to control the approval of most corporate actions, including increasing the authorized capital stock of the Company and the dissolution, merger or sale of the Company's assets or business.

2.   SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

PRINCIPLES OF CONSOLIDATION AND BASIS OF PRESENTATION

The consolidated financial statements of the Company, include the accounts of Telecom, Arran, Alpha, IC Star and Huiri. The consolidated statements have been prepared in accordance with accounting principles generally accepted in the United States of America. All significant intercompany transactions have been eliminated.

The Company has determined Hong Kong dollars to be the functional currency of IC Star, and the People's Republic of China Chinese Yuan Renminbi, to be the functional currency of Panyu. There were no material gains or losses or effect of exchange rate changes on cash recognized as a result of translating foreign currencies to the U.S. dollars due to the stability of the currency. No assurance however, can be given as to the future valuation of the foreign currencies and how further movements in the foreign currencies could affect future earnings of the Company.

The balance sheets of all foreign subsidiaries were translated at period end exchange rates. All of the Company's material long-lived assets are located in

                          TELECOM COMMUNICATIONS, INC.
                   NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
                               SEPTEMBER 30, 2004
the People's Republic of China at September 30, 2004. Expenses were translated at exchange rates in effect during the year, substantially the same as the period end rates.

2.   SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES - (CONT'D)

CASH AND CASH EQUIVALENTS

For purpose of the cash flow statements, the Company considers all highly liquid investments with original maturities of three months or less at time of purchase to be cash equivalents.


TRADE ACCOUNTS RECEIVABLE

Trade accounts receivable are recorded at the invoiced amount and do not bear interest. The allowance for doubtful accounts represents the Company's best estimate of the amount of probable credit losses in the existing accounts receivable balance. The Company determines the allowance for doubtful accounts based upon historical write-off experience and current economic conditions. The Company reviews the adequacy of its allowance for doubtful accounts on a regular basis. Receivable balances past due over 90 days, which exceed a specified dollar amount, are reviewed individually for collectibility. Account balances are charged off against the allowance after all means of collection have been exhausted and the potential for recovery is considered remote. The Company does not have any off-balance sheet credit exposure related to its customers.

PROPERTY AND EQUIPMENT

Property and equipment are recorded at cost. Depreciation is calculated using the straight-line method over the expected useful life of the asset. The Company generally uses the following depreciable lives for its major classifications of property and equipment:

                         DESCRIPTION          USEFUL LIVES
                      -----------------       ------------
                      COMPUTER HARDWARE         3 YEARS
                      COMPUTER SOFTWARE         3 YEARS

                          TELECOM COMMUNICATIONS, INC.
                   NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
                               SEPTEMBER 30, 2004

2.   SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES - (CONT'D)


IMPAIRMENT OF LONG-LIVED ASSETS

Long-lived tangible assets and definite-lived intangible assets are reviewed for possible impairment whenever events or changes in circumstances indicate that the carrying amount of such assets may not be recoverable. The Company uses an estimate of undiscounted future net cash flows of the assets over the remaining useful lives in determining whether the carrying value of the assets is recoverable. If the carrying values of the assets exceed the expected future cash flows of the assets, the Company recognizes an impairment loss equal to the difference between the carrying values of the assets and their estimated fair values. Impairment of long-lived assets is assessed at the lowest levels for which there are identifiable cash flows that are independent from other groups of assets. The evaluation of long-lived assets requires the Company to use estimates of future cash flows. However, actual cash flows may differ from the estimated future cash flows used in these impairment tests.


RELATED PARTY AND STOCKHOLDERS' LOANS

The caption "Due to related party" are loans that are unsecured, non-interest bearing and have no fixed terms of repayment, and therefore, are deemed payable on demand.

USE OF ESTIMATES

The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

SIGNIFICANT ESTIMATES

Several areas require management's estimates relating to uncertainties for which it is reasonably possible that there will be a material change in the near term. The more significant areas requiring the use of management estimates related to valuation of the useful lives of the Company's equipment and valuation of tax and other contingent liabilities and the valuation of the stock warrants and options issued and outstanding.

                          TELECOM COMMUNICATIONS, INC.
                   NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
                               SEPTEMBER 30, 2004

2.   SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES - (CONT'D)


LOSS PER SHARE

Basic loss per common share ("LPS") is calculated by dividing net loss by the weighted average number of common shares outstanding during the period. Diluted earnings per common share are calculated by adjusting the weighted average outstanding shares, assuming conversion of all potentially dilutive stock options.


REVENUE RECOGNITION

The Company recognizes revenue when there is persuasive evidence of an arrangement, delivery has occurred, the fee is fixed or determinable, collectibility is reasonably assured, and there are no substantive performance obligations remaining.

FOREIGN CURRENCY TRANSLATION

Transactions and balances originally denominated in U.S. dollars are presented at their original amounts. Transactions and balances in other currencies are converted into U.S. dollars in accordance with Statement of Financial Accounting Standards (SFAS) No. 52, "Foreign Currency Translation," and are included in determining net income or loss.

For foreign operations with the local currency as the functional currency, assets and liabilities are translated from the local currencies into U.S. dollars at the exchange rate prevailing at the balance sheet date. Revenues, expenses and cash flows are translated at the average exchange rate for the period to approximate translation at the exchange rate prevailing at the dates those elements are recognized in the financial statements. Translation adjustments resulting from the process of translating the local currency financial statements into U.S. dollars are included in determining comprehensive loss.

The functional currency of the Company's Chinese subsidiary, IC Star, is the Hong Kong dollar (HKD), and for its subsidiary, Panyu No. 6 Construction Company Limited, Chinese Renminbi (RMB), is the local currency. The financial statements of the subsidiaries are translated to United States dollars using year-end rates of exchange for assets and liabilities, and average rates of exchange for the period for revenues, costs, and expenses. Net gains and losses resulting from foreign exchange transactions are included in the consolidated statements of operations. The cumulative translation adjustment and effect of exchange rate changes for the year ended September 30, 2004 was $7,299.

                          TELECOM COMMUNICATIONS, INC.
                   NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
                               SEPTEMBER 30, 2004
COMPREHENSIVE LOSS

Comprehensive loss includes changes to equity accounts that were not the result of transactions with shareholders. Comprehensive loss is comprised of net loss and other comprehensive income and loss items. The Company's comprehensive income and losses generally consist of changes in the fair value of changes in the cumulative foreign currency translation adjustment.

INCOME TAXES

Income taxes are accounted for under the asset and liability method in accordance with SFAS No. 109 "Accounting for Income Taxes". Deferred tax assets and liabilities are recognized for the future tax consequences attributable to differences between the financial carrying amounts of existing assets and liabilities and their respective tax bases and operating loss and tax credit carry forwards. Deferred tax assets and liabilities are measured using enacted tax rates expected to apply to taxable income in the years in which those temporary differences are expected to be recovered or settled. The effect on deferred tax assets and liabilities of a change in tax rates is recognized in income in the period that includes the enactment date.
Deferred tax assets are reduced by a valuation allowance to the extent that the recoverability of the asset is not considered to be more likely than not. The Company did not provide any current or deferred income tax provision or benefit for any periods presented to date because it has experienced a net operating loss since inception and other than the net operating loss, has no other deferred tax assets or liabilities.

STOCK-BASED COMPENSATION

The Company accounts for stock options issued to employees in accordance with the provisions of Accounting Principles Board ("APB") Opinion No. 25, "Accounting for Stock Issued to Employees," and related interpretations. As such, compensation cost is measured on the date of grant as the excess of the current market price of the underlying stock over the exercise price. Such compensation amounts, if any, are amortized over the respective vesting periods of the option grant. The Company adopted the disclosure provisions of SFAS No. 123, "Accounting for Stock-Based Compensation" and SFAS 148, "Accounting for Stock-Based Compensation -Transition and Disclosure", which permits entities to provide pro forma net income (loss) and pro forma earnings (loss) per share disclosures for employee stock option grants as if the fair-valued based method defined in SFAS No. 123 had been applied. The Company accounts for stock options and stock issued to non-employees for goods or services in accordance with the fair value method of SFAS 123.

                          TELECOM COMMUNICATIONS, INC.
                   NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
                               SEPTEMBER 30, 2004


3. PROPERTY AND EQUIPMENT

Property and equipment, which is located in China, consisted of the following at September 30, 2004:

       Computer hardware                               451,521
       Computer software                             1,980,000
                                                     ---------
                                                     2,431,521
       Less: accumulated depreciation                 (222,896)
                                                     ---------
                                                     2,208,625
                                                     =========


4. RELATED PARTY TRANSACTIONS

An officer of the Company or companies owned by this officer advanced funds to the Company for working capital purposes. At September 30, 2004, the Company owed this officer or his companies $165,343. The advances are non-interest bearing and are payable on demand and are shown as a current liability.
On April 16, 2004, the Company sold its 60% interest in Panyu to Aries Vision Technology Limited ("Aries"), a related party, for approximately $2,580,390. Approximately $2,095,128 is payable to the majority shareholder and the remaining $483,234 to Arran. Loss on disposal amounted to $138,277.
On May 3, 2004, Alpha Century Holdings Limited ("ACH") a wholly owned subsidiary of Telecom Communications, Inc., (the "Company") entered into the Software ASP Reseller Agreement (the "Agreement") with Taikang Capital Managements Corporation d/b/a Taikang Insurance Agencies Managements in China ("Taikang"). Subsequent to the signing of the Agreement, Taikang became an affiliate of the Company on July 22, 2004, as a result of entering into a stock purchase agreement with the Company. Grace Motion, Inc. a company in which a director of the Company has a beneficial interest, was paid a consulting fee amounting to US $37,180.

A personal guarantee was granted from an officer for the lease of an automobile for $76,923.

The Company advanced $5,327 to a company in which a shareholder of the Company has a beneficial interest. The advances are non-interest bearing and are payable on demand.

5. LEASE OBLIGATIONS

Operating Leases

Lessee Costs - In the normal course of business, the Company leases office space and data centers under noncancelable operating lease agreements. The Company

                          TELECOM COMMUNICATIONS, INC.
                   NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
                               SEPTEMBER 30, 2004


rents office space, primarily for regional sales administration offices, in commercial office complexes that are conducive to administrative operations. The majority of the Company's data centers are leased in different locations to computer servers storage with hosting and facility services. These operating lease agreements generally contain renewal options that may be exercised at the Company's discretion after the completion of the base rental term. In addition, many of the rental agreements provide for regular increases to the base rental rate at specified intervals, which usually occur on an annual basis. At September 30, 2004, the Company had operating leases that have remaining terms of one year. The following table summarizes the Company's future minimum lease payments under operating lease agreements at September 30, 2004 :


                YEAR ENDED
                SEPTEMBER 30,
                -----------------------------
                2005                  $17,036
                                      =======


The Company recognizes lease expense on a straight-line basis over the life of the lease agreement. Contingent rent expense is recognized as it is incurred. Total rent expense in continuing operations from operating lease agreements was $27,699 and $ 5,400, for fiscal years 2004 and 2003.

6. CONTINGENT LIABILITIES

During the year, the Company was involved in a lawsuitt brought by third parties claiming for unspecified damages for alleged breach of contract and an injunction to restrain them from using items with entertainment content. The Company intends to contest the claims strongly and, while the final outcome of the proceedings is uncertain, it is the management's opinion that the ultimate liability, if any, will not have a material impact upon the Company's financial position. Accordingly, no provision for these claims has been made in the accompanying financial statements.

7. STOCK TRANSACTIONS

On July 22, 2004, the Company entered into a stock purchase agreement (the "Purchase Agreement") with Taikang Capital Managements Company ("Taikang"), under which the Company has agreed to issue and sell to the purchasers in a private placement 7,500,000 shares of the Company's Common Stock, par value

                          TELECOM COMMUNICATIONS, INC.
                   NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
                               SEPTEMBER 30, 2004

$.001 per share for an aggregate purchase price of $1,500,000.Simultaneous with this transaction, Taikang converted the $500,000 Convertible Promissory Note into 2,500,000 shares of Common Stock. On April 12, 2004, the Company issued 2,600,000 shares at market price of $.62 to the various employees and consultants resulting in an expense of $1,612,000. On June 17, 2004, the Company issued 400,000 shares at a market price of $.32 to a consultant resulting in an expense of $128,000. Total shares issued for services rendered was 1,740,000.

8. INCOME TAXES

The Company accounts for income taxes in accordance with the provisions of SFAS No. 109, "Accounting for Income Taxes."

Income tax expense is based on reported income before income taxes. Deferred income taxes reflect the effect of temporary differences between assets and liabilities that are recognized for financial reporting purposes and the amounts that are recognized for income tax purposes. In accordance with SFAS No. 109, "Accounting for Income Taxes", these deferred income taxes are measured by applying currently enacted tax laws.

There are net operating loss carryforwards allowed under the Hong Kong and China's governments' tax systems. In China, the previous five years net operating losses are allowed to be carried forward five years to offset future taxable income. In Hong Kong, prior years net operating losses can be carried forward indefinitely to offset future taxable income. The Company has available approximately $ 49,037 of unused operating loss carryforwards and based on a 30% tax rate has a deferred tax asset of approximately $14,711. The Company recorded a valuation allowance for the same amount at September 30, 2004.

The company will withhold and pay income taxes on its employees' wages, which funds the Chinese government's sponsored health and retirement programs of all the employees.


9. DISCONTINUED OPERATIONS

During the year, the Company sold the operations of Panyu. Under the provisions of SFAS No. 144, Accounting for the Impairment or Disposal of Long-Lived Assets, the financial results of these operations were classified as discontinued operations in the accompanying consolidated statements of operations, net of tax, in 2004. The net income (loss) from discontinued operations consisted of the following during the year:

                          TELECOM COMMUNICATIONS, INC.
                   NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
                               SEPTEMBER 30, 2004


        Total pre-tax profit from discontinued
          operations                                               607,436

        Total income tax provision from discontinued
          operations                                               (89,076)
                                                               -----------
        Income from discontinued operations, net of
          income tax                                           $   518,360
                                                               ===========


10. RECENT ACCOUNTING PRONOUNCEMENTS

In July 2002, the FASB issued SFAS No. 146, Accounting for Costs Associated with Exit or Disposal Activities. This statement addresses financial accounting and reporting for costs associated with exit or disposal activities and nullifies Emerging Issues Task Force ("EITF") Issue No. 94-3, Liability Recognition for Certain Employee Termination Benefits and Other Costs to Exit an Activity (including Certain Costs Incurred in a Restructuring). This statement applies to costs associated with an exit activity that does not involve an entity newly acquired in a business combination or with a disposal activity covered by SFAS No. 144. These costs include, but are not limited to, termination benefits provided to current employees that are involuntarily terminated under the terms of a benefit arrangement that, in substance, is not an ongoing benefit arrangement or an individual deferred compensation contract, costs to terminate a contract that is not a capital lease and costs to consolidate facilities or relocate employees. This statement does not apply to costs associated with the retirement of a long-lived asset covered by SFAS No. 143, Accounting for Asset Retirement Obligations. This statement was adopted effective January 1, 2004, and it did not have an impact on the Company's current financial position or its results of operations.

On December 31, 2002, the FASB issued SFAS No. 148, Accounting for Stock-Based Compensation - Transition and Disclosure. SFAS No. 148 amends SFAS No. 123, Accounting for Stock-Based Compensation, to provide alternative methods of transition to SFAS No. 123's fair value method of accounting for stock-based employee compensation. SFAS No. 148 also amends the disclosure provisions of SFAS No. 123 and APB Opinion No. 28, Interim Financial Reporting, to require disclosure in the summary of significant accounting policies of the effects of an entity's accounting policy with respect to stock-based employee compensation on reported net income and earnings per share in annual and interim financial statements. While SFAS No. 148 does not amend SFAS No. 123 to require companies to account for employee stock options using the fair value method, the disclosure provisions of SFAS No. 148 are applicable to all companies with stock-based employee compensation, regardless of whether they account for that compensation using the fair value method of SFAS No. 123 or the intrinsic value method of APB Opinion No. 25. The Company adopted the required disclosure provisions of SFAS No. 148 effective January 1, 2003, and its application did

                          TELECOM COMMUNICATIONS, INC.
                   NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
                               SEPTEMBER 30, 2004


not have an impact on the Company's current financial position or its results of operations.

In May 2003, the FASB issued SFAS No. 150, Accounting for Certain Financial Instruments with Characteristics of both Liabilities and Equity. SFAS No. 150 establishes standards for how companies classify and measure certain financial instruments with characteristics of both liabilities and equity. It requires companies to classify a financial instrument that is within its scope as a liability (or an asset in some circumstances). SFAS No. 150 is effective beginning with the second quarter of fiscal 2004. This statement was adopted effective January 1, 2004, and it did not have an impact on the Company's current financial position or its results of operations.


11. CAPITAL COMMITMENT

As of the balance sheet date, the Company has a capital commitment on a purchase of motor vehicles for an aggregate purchase price of USD $84,617.


12. SUBSEQUENT EVENTS

On October 7, 2004, Telecom entered into a stock purchase agreement with Taikang, an affiliate of the Company, for the purchase of 10,000,000 shares of the Company's common stock, par value $.001 per share for an aggregate purchase price of $2,000,000.

                                   SIGNATURES

In accordance with Section 13 or 15(d) of the Securities Exchange Act of 1934, as amended, the registrant caused this report to be signed on its behalf by the undersigned and duly authorized on December 29, 2004.

                                       Telecom Communications, Inc..

                                       By: /s/ Shanhe Yang
                                           -------------------------------------
                                           Shanhe Yang
                                           Chief Executive Officer and President

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

                                       TELECOM COMMUNICATIONS, INC.

Date: December 29, 2004                By:  /s/ Guosheng Liu
                                            ------------------------------------
                                            Guosheng Liu
                                            Chairman of the Board

Date: December 29, 2004                By:  /s/ Shanhe Yang
                                            ------------------------------------
                                            Shanhe Yang
                                            CEO, and President

Date: December 29, 2004                By:  /s/ Lijian Deng
                                            ------------------------------------
                                            Lijian Deng
                                            Secretary , Treasurer  and Director

Date: December 29, 2004                By:  /s/ Gary Lam
                                            ------------------------------------
                                            Gary Lam
                                            Principal Financial and Accounting
                                            Officer

Date: December 29, 2004                By:  /s/Lirong Liu
                                            ------------------------------------
                                            Lirong Liu
                                            Chief Information Officer and
                                            Director

                                                                       EXHIBIT F

PLEASE MARK YOUR [X] VOTES AS IN THIS EXAMPLE.

This proxy when properly executed will be voted in the manner directed herein by the undersigned shareholder(s). If no direction is made, this proxy will be voted FOR the proposals 1, 2 and 3.

                                                           FOR  AGAINST  ABSTAIN
1. Proposal to approve the reincorporation of the
   Company in the State of Delaware and adopt a new
   charter and bylaws as part of the merger.               [ ]    [ ]      [ ]

2. Proposal authorize the Board of Directors to effectuate
   a reverse split of the outstanding shares of common
   stock on a two to one basis.                            [ ]    [ ]      [ ]

3. Proposal to election of five persons nominated by the
   Board of Directors to serve as Directors as indicated
   below:                                                  [ ]    [ ]      [ ]

   FOR all nominees listed below: [          ] (except as indicated)

   WITHHOLD AUTHORITY to vote for all nominees listed below: [         ]

   NOMINEES: Guosheng Liu, Lijian Deng, Shanhe Yang, Gary Lam and Lirong Liu.

(INSTRUCTION:  To withhold authority to vote for any individual nominee or nominees, write such nominee's or nominees' name(s) in the space provided below.)

Please sign exactly as name appears at left. When signing as attorney, executor, administrator, trustee, or guardian, please give full title as such. If a corporation, please sign in full corporate name by President or other authorized officer. If a partnership, please sign in partnership name by authorized person.
Note: Please sign name exactly as your name appears on the Stock Certificate. When signing as attorney, executor, administrator, trustee, or guardian, please give full title. If more than one trustee, all should sign. All joint owners must sign.

____________________________________________
____________________________________________
Signature (if held jointly)         Date

--------------------------------------------------------------------------------
                            ^ FOLD AND DETACH HERE ^

The Board of Directors recommends a vote FOR proposals 1, 2, and 3 above.

                          TELECOM COMMUNICATIONS, INC.
                  ROOM 1602, 16/F, 5-9 OBSERVATORY COURT, TST,
                                HONG KONG, CHINA


THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS FOR THE ANNUAL MEETING ON February 28, 2005.

The undersigned hereby appoints [            ] and [             ], and each or
any of them as Proxies, with full power of substitution, to vote all shares of Telecom Common Stock entitled to be voted by the undersigned for Proposal 1, 2 and 3 referred to on the reverse side of this Proxy Card and described in the Proxy Statement, and on any other business as properly may come before the Annual Meeting of Shareholders on February 28, 2005, or any adjournment thereof.

This proxy will be voted as directed. If no direction is given, this proxy will be voted FOR Items 1, 2 and 3.

PLEASE SIGN AND DATE ON THE REVERSE SIDE AND MAIL PROMPTLY IN THE ENCLOSED ENVELOPE.

                              ---------------------
                                SEE REVERSE SIDE
                              ---------------------


--------------------------------------------------------------------------------
                            ^ FOLD AND DETACH HERE ^


YOUR VOTE IS IMPORTANT
Please sign, date and return your proxy in the enclosed envelope.


                                       2